UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Joseph J. Allessie, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019
(Name and address of agent for service)

Copy to:
Bruce Leto, Esq.
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders.

UBS Relationship Funds	December 31, 2011

UBS Relationship Funds
Annual Report

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Table of contents

President’s letter	2

The markets in review	3

Portfolio Managers’ commentary and portfolio of investments
UBS Global Securities Relationship Fund	5
UBS Emerging Markets Equity Relationship Fund	18
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	25
UBS International Equity Relationship Fund	33
UBS Small-Cap Equity Relationship Fund	40
UBS U.S. Equity Alpha Relationship Fund	48
UBS U.S. Large Cap Equity Relationship Fund	58
UBS U.S. Large Cap Growth Equity Relationship Fund	66
UBS Credit Bond Relationship Fund	73
UBS Global Corporate Bond Relationship Fund	88
UBS High Yield Relationship Fund	103
UBS Opportunistic Emerging Markets Debt Relationship Fund	115
UBS Cash Management Prime Relationship Fund	124
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	128

Explanation of expense disclosure	134

Statement of assets and liabilities	138

Statement of operations	142

Statement of changes in net assets	146

Statement of cash flows	149

Financial highlights	150

Notes to financial statements	157

Report of independent registered public accounting firm	175

General information	176

Trustee and Officer information	177

President’s letter

February 15, 2012

Dear Shareholder,

If I were asked to characterize the market environment of the past 12 months, I could probably crystallize it to one word: challenging. Adverse macroeconomic news—including events relating to Greece and the Eurozone, ratings downgrades and inflation concerns—weighed heavily on investor sentiment, in turn causing markets to demonstrate unusually high levels of volatility.

In this environment of uncertainty, company fundamentals were largely ignored in favor of short-term news, making it difficult for active managers to add value through security selection. We were no different, and so stock selection was the primary detractor from performance across many of our equity and asset allocation funds during the period. Our fixed income portfolios, though generally experiencing performance more in line with their benchmarks, also faced certain headwinds, including a volatile credit and interest rate environment as investor sentiment frequently shifted between risk aversion and risk-taking.

In the time since I have been writing these letters to you, I have stressed the importance of maintaining a long-term perspective. This advice, though valuable under any circumstance, is never more important to follow than during periods of extreme market volatility, when fear plays a too large role in investor decision-making.

At UBS Global Asset Management, we have always kept an eye on the long term. This perspective has required us to evolve over our 30 years of investing, to meet the demands of a more complex investment landscape—for example, by combining our valuation work with market behavioral analysis in our asset allocation portfolios to better position them to navigate market volatility. However, we have never compromised on our core belief that strict adherence to our disciplined investment process through up and down markets—although it may, on occasion, result in short-term underperformance—is the most important way, over time, that we can add value in our clients’ portfolios.

As I write this, the road ahead, though never certain, seems less unsure. Signs of a solution appear to be emerging in Europe, while US economic indicators seem to be improving. Year-to-date, the S&P 500 Index—the standard-bearer of equity market performance—is in positive territory, and stock correlations and volatility appear to be moving lower. The market, once again, seems to be paying attention to fundamentals. Against this backdrop, we firmly believe that our portfolios will ultimately be rewarded for the positions we’ve taken, and that active managers will once again be well-positioned to add value in 2012.

As always, we remain firmly dedicated to your investment success. Thank you for your continued support.

Sincerely,

Mark E. Carver
President
UBS Relationship Funds
Managing Director
UBS Global Asset Management (Americas) Inc.

The markets in review

Moderating growth in many countries
Although the overall US economy expanded during the reporting period, gross domestic product (“GDP”) growth rates in general could best be characterized as tepid. At its August meeting, the Federal Reserve Board (the “Fed”), acknowledging that economic growth had been considerably slower than it expected, declared that it would keep the federal funds rate on hold until at least through mid-2013. In January 2012 (after the reporting period had ended), the Fed extended this period, noting that economic conditions warranted maintaining exceptionally low federal funds rate levels at least through late 2014.

Additionally, the Fed also announced its plan to purchase $400 billion of longer-term Treasury securities, and to sell an equal amount of shorter-term Treasury securities by June 2012. Dubbed “Operation Twist,” the Fed noted that its intention with this program was to “put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

In contrast to the US, many international economies took a step backward as the reporting period progressed. Growth in the Eurozone was negatively impacted by its ongoing sovereign debt crisis, as well as weak consumer and business confidence. In contrast, Japan’s economy gained some traction, emerging from its recession in the third quarter of 2011. Elsewhere, while growth rates in many developing countries such as China and India surpassed their developed country counterparts, they also tended to progressively move lower during the course of the reporting period.

Global equities generally declined
The global equity markets experienced periods of extreme volatility during the reporting period, as a number of macro factors impacted investor sentiment. During the first half of the period, expectations for improving economic growth, corporate profits that were often better than expected and solid demand supported the US stock market. The market then fell sharply in the third quarter of 2011, as investor risk appetite was replaced by risk aversion. Concerns about the European sovereign debt crisis, signs of decelerating global growth and the downgrade of US long-term debt were key in triggering this change in sentiment. US equities then rallied sharply over the last three months of the review period, given signs that the economy was gaining some traction. All told, the US stock market, as measured by the S&P 500 Index,1 returned 2.11% during the 12 months ended December 31, 2011.

International developed equities, as measured by the MSCI EAFE Index (net),2 also moved higher during the first half of 2011. However, fears of contagion from the European sovereign debt crisis and increasing signs that Europe was headed for a double-dip recession led to a very sharp decline in the third quarter. Unlike the US, international equities only experienced a modest gain in the fourth quarter. Overall for the 12-month period, the MSCI EAFE Index (net) declined 12.14%. Emerging markets equities generated even weaker results, as concerns about a hard landing for China’s economy and declining growth in the developed world drove emerging market equity prices down by 18.42% (as measured by the MSCI Emerging Markets Index (net)3).

[1]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The MSCI EAFE Index (net) is an index of stocks from 22 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

Riskier fixed income securities produced mixed results
The US taxable spread sectors (non-US Treasury fixed income securities) were a study in contrasts during the reporting period. Over the first half of the period, stronger appetite for risk supported lower quality, higher yielding securities. Against this backdrop, high yield bonds and emerging markets debt generated solid results. During the second half of the period, however, these sectors faltered at times, as investor risk aversion increased given the same macro issues that impacted the global equity markets; US Treasury yields fell sharply as a result. All told, during the 12 months ended December 31, 2011, spread sectors typically underperformed US Treasuries, and the overall US bond market (as measured by the Barclays Capital US Aggregate Index4) returned 7.84%.

Looking more closely at lower-rated fixed income securities, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index5 returned 4.49% during the reporting period. In contrast, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),6 rose 8.46%. The emerging markets debt asset class was supported by continued solid growth in developing countries and generally solid demand from investors seeking to generate incremental yield in the low interest rate environment.

[4]	The Barclays Capital US Aggregate Index is an unmanaged broad based index designed to measure the US-dollar-denominated, investment-grade, fixed rate taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.
[5]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.
[6]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS Global Securities Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2011, UBS Global Securities Relationship Fund (the “Fund”) declined 6.07%, while the Fund’s benchmarks, the Citigroup World Government Bond Index and the MSCI World Free Index (net), returned 6.35% and declined 5.54%, respectively. In addition, our proprietary Global Securities Relationship Fund Index (the “Index”) declined 2.14%. (Please note that these returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund generated a negative return and underperformed its benchmarks due primarily to security selection.

During the review period, we used derivatives for risk management purposes and as a tool to help enhance returns across various strategies. With respect to our currency strategy, derivatives had a direct positive impact on Fund performance. At the market level, derivatives were just one tool among others that we used to implement our market allocation strategy. Having said that, overall, our market allocation strategy detracted from Fund performance during the period.

Portfolio performance summary
What worked

•	Currency strategies, overall, were positive for performance.

	–	The Fund’s overweight to the Swiss franc was beneficial. The currency appreciated as its economic fundamentals were relatively solid during the reporting period.

	–	An overweight to the US dollar contributed to results. It generally performed well during periods of extreme risk aversion, given its “safe haven” status.

	–	A short to the euro was a modest contributor to performance, especially during the fourth quarter when the European sovereign debt crisis escalated and the euro depreciated.

•	The Fund’s overweights to investment grade corporate and high yield bonds enhanced results.
Overweights to these segments of the fixed income market aided performance, as they generated solid results and outperformed the Index during the period.

What didn’t work

•	Security selection was the major driver of the Fund’s underperformance during the reporting period.

	–	Holdings in the international all-cap growth component of the portfolio were a large detractor from results.

	–	Security selection in the large-cap core/value international equity space was negative for performance.

	–	In aggregate, security selection in the fixed income asset class was also a slight drag on results.

•	The Fund’s positioning among risk assets detracted from results.

	–	During the first half of the reporting period, the Fund had an overweight to equities, which was beneficial, as equities generally performed well. However, given a host of macro issues, including the European sovereign

UBS Global Securities Relationship Fund

debt crisis and slowing global growth, we took a more conservative approach for the portfolio and moved to an equity underweight toward the end of the third quarter. While this was positive during the third quarter of 2011 when equity markets sold off, it later detracted from performance results when equities rallied over the last three months of the year. At the end of the period, 57% of the portfolio was allocated to equities, versus 65% for the Index.

	–	Within equities, a preference for international stocks was not rewarded, as they significantly lagged their US counterparts.

•	Several currency strategies were negative for the period. Underweights to the strong-performing Australian and New Zealand dollars negatively impacted performance, as they benefited from higher commodity prices during the period. Additionally, the Fund’s overweight to the Mexican peso was not rewarded, as it performed poorly.

•	Duration positioning was a negative for results. At the beginning of the period, the Fund’s fixed income duration component was shorter than the Index, as we felt US yields would move higher as the US economic expansion continued. With economic growth in the US hitting a soft patch, we then moved to a neutral duration in August. Overall, duration positioning detracted from results as US Treasury yields moved lower during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global Securities Relationship Fund

Average annual total returns for periods ended December 31, 2011 (unaudited)

	1 year	5 years	10 years

UBS Global Securities Relationship Fund	(6.07)%	(0.44)%	5.87%

Citigroup World Government Bond Index[1]	6.35	7.13	7.77

MSCI World Free Index (net)[2]	(5.54)	(2.37)	3.62

Global Securities Relationship Fund Index[3]	(2.14)	1.56	5.64

[1]	The Citigroup World Government Bond Index is an unmanaged market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The index is designed to track the government bond markets of 23 developed countries. Investors should note that indices do not reflect the deduction of fees and expenses.
[2]	The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of May 2011, the index consisted of 24 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Global Securities Relationship Fund Index is an unmanaged index compiled by the Advisor, constructed as follows: 65% MSCI All Country World Index (net); 15% Citigroup World Government Bond ex US Index; 15% Citigroup US Government Bond Index; 2% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), and 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index. On December 1, 2003, the 40% Russell 3000 Index replaced the 40% Wilshire 5000 Index, and on June 1, 2005, the 3% BofA Merrill Lynch US High Yield Cash Pay Constrained Index replaced the 3% BofA Merrill Lynch US High Yield Cash Pay Index. On April 30, 2009, the 65% MSCI All Country World Index (net) replaced the 40% Russell 3000 Index, 22% MSCI World ex USA Index and 3% MSCI Emerging Markets Index (net); the 15% Citigroup World Government Bond ex US Index and 15% Citigroup US Government Bond Index replaced the 9% Citigroup World Government Bond ex US Index and 21% Citigroup US Broad Investment Grade Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2011 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Global Securities Relationship Fund

Top ten equity holdings (unaudited)[1]
As of December 31, 2011

Percentage of net assets

Apple, Inc.	1.5%
Visa, Inc., Class A	0.8
BP PLC	0.7
Amazon.com, Inc.	0.7
Novartis AG	0.7
Nestle SA	0.6
Google, Inc., Class A	0.6
Imperial Tobacco Group PLC	0.5
Vodafone Group PLC	0.5
Telenor ASA	0.5

Total	7.1%

Country exposure by issuer, top five
(unaudited)[2]
As of December 31, 2011

Percentage of net assets

United States	32.9%
Germany	6.7
United Kingdom	5.9
Japan	3.0
Spain	1.8

Total	50.3%

Top ten long-term fixed income holdings
(unaudited)[1]
As of December 31, 2011

Percentage of
net assets

US Treasury Notes,
0.250%, due 10/31/13	1.9%
Kingdom of Spain,
4.200%, due 01/31/37	1.4
Buoni Poliennali Del Tesoro,
4.000%, due 02/01/37	1.4
US Treasury Notes,
0.250%, due 11/30/13	1.2
UK Gilts,
3.750%, due 09/07/21	1.1
Bundesobligation,
3.500%, due 04/12/13	1.1
US Treasury Notes,
2.500%, due 04/30/15	0.9
US Treasury Notes,
3.125%, due 04/30/17	0.8
US Treasury Bonds,
8.000%, due 11/15/21	0.8
US Treasury Notes,
0.875%, due 11/30/16	0.8

Total	11.4%

[1]	Figures represent the direct investments of UBS Global Securities Relationship Fund. Figures could be different if a breakdown of the underlying investment companies was included.
[2]	Figures represent the direct investments of UBS Global Securities Relationship Fund. If a breakdown of the underlying investment companies was included, the country exposure percentages would be as follows: United States 48.9%, United Kingdom 9.0%, Germany 7.2%, Japan 4.4%, Canada 2.4%.

UBS Global Securities Relationship Fund

Industry diversification (unaudited)1
As a percentage of net assets as of December 31, 2011

Common stocks
Aerospace & defense	0.70%
Air freight & logistics	0.50
Airlines	0.16
Auto components	0.03
Automobiles	0.47
Beverages	0.68
Biotechnology	0.41
Building products	0.24
Capital markets	0.49
Chemicals	1.58
Commercial banks	2.78
Communications equipment	0.88
Computers & peripherals	2.13
Construction & engineering	0.30
Construction materials	0.32
Distributors	0.01
Diversified consumer services	0.15
Diversified financial services	1.06
Diversified telecommunication services	0.77
Electric utilities	0.99
Electrical equipment	0.18
Electronic equipment, instruments & components	0.01
Energy equipment & services	1.23
Food & staples retailing	1.22
Food products	1.25
Gas utilities	0.17
Health care equipment & supplies	0.36
Health care providers & services	1.08
Hotels, restaurants & leisure	1.21
Household durables	0.02
Household products	0.28
Independent power producers & energy traders	0.01
Industrial conglomerates	0.56
Insurance	1.43
Internet & catalog retail	1.07
Internet software & services	1.20
IT services	1.10
Leisure equipment & products	0.25
Life sciences tools & services	0.39
Machinery	1.01
Media	1.22
Metals & mining	1.06
Multiline retail	0.34
Oil, gas & consumable fuels	3.47
Personal products	0.70
Pharmaceuticals	1.74
Professional services	0.26
Real estate investment trust (REIT)	0.08
Real estate management & development	0.23
Road & rail	0.31
Semiconductors & semiconductor equipment	0.95
Software	1.46
Specialty retail	0.18
Textiles, apparel & luxury goods	0.71
Tobacco	0.89
Trading companies & distributors	0.58
Transportation infrastructure	0.01
Wireless telecommunication services	1.22

Total common stocks	44.09%

Preferred stock	0.33%

Bonds
Corporate bond
Diversified financial services	0.14%
Mortgage & agency debt securities	0.02
US government obligations	8.43
Non-US government obligations	10.53

Total bonds	19.12%

Investment companies
UBS Credit Bond Relationship Fund	9.76
UBS Emerging Markets Equity Relationship Fund	2.98
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	8.09
UBS Global Corporate Bond Relationship Fund	5.83
UBS High Yield Relationship Fund	5.12
UBS Small-Cap Equity Relationship Fund	1.41

Total investment companies	33.19%

Warrants	0.02
Short-term investment	1.76
Investment of cash collateral from securities loaned	0.35

Total investments	98.86%

Cash and other assets, less liabilities	1.14

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of UBS Global Securities Relationship Fund. Figures would be different if a breakdown of the underlying investment companies’ industry diversification was included.

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks: 44.09%
Argentina: 0.17%
MercadoLibre, Inc.	17,000	$1,352,180

Australia: 0.60%
National Australia Bank Ltd.	100,905	2,410,884
Orica Ltd.	99,475	2,466,251

Total Australia common stocks		4,877,135

Belgium: 0.32%
Anheuser-Busch InBev NV	42,564	2,605,959

Brazil: 0.14%
AES Tiete SA, Preference shares	7,500	108,082
Banco Bradesco SA ADR	1,776	29,624
CCR SA NPV	8,000	52,411
Cia de Bebidas das Americas ADR	7,950	286,916
Cia Hering	3,000	52,207
Cosan Ltd., Class A	6,400	70,144
Odontoprev SA	4,500	64,174
Petroleo Brasileiro SA ADR	11,100	275,835
QGEP Participacoes SA	5,500	48,653
Redecard SA	3,200	50,078
Vale SA ADR	3,100	66,495

Total Brazil common stocks		1,104,619

Canada: 1.49%
Canadian Oil Sands Ltd.	87,700	2,001,497
Petrobank Energy & Resources Ltd.*	128,700	1,336,585
Petrominerales Ltd.	81,328	1,322,004
Royal Bank of Canada	61,600	3,143,036
Suncor Energy, Inc.	78,900	2,275,418
Teck Resources Ltd., Class B	55,100	1,942,224

Total Canada common stocks		12,020,764

Chile: 0.02%
ENTEL Chile SA	8,463	157,205

China: 1.36%
Agile Property Holdings Ltd.	126,000	112,914
AIA Group Ltd.	667,886	2,085,370
Baidu, Inc. ADR*	21,600	2,515,752
BBMG Corp., H Shares	129,500	86,038
Brilliance China Automotive
Holdings Ltd.*	98,000	105,740
China Liansu Group Holdings Ltd.	286,300	124,228
China Lumena New Materials Corp.	510,000	94,559
Chongqing Machinery &
Electric Co., Ltd., H Shares	68,000	11,207
CNOOC Ltd.	52,000	90,923
Dongfeng Motor Group Co., Ltd., H Shares	62,000	106,332
Haier Electronics Group Co., Ltd.*	80,000	71,588
	Shares	Value

Industrial & Commercial Bank of China,
H Shares	188,000	$111,591
International Mining Machinery
Holdings Ltd.	86,000	94,675
Jardine Matheson Holdings Ltd.	46,400	2,183,120
Melco Crown Entertainment Ltd. ADR*[1]	27,200	261,664
MIE Holdings Corp.	172,069	43,645
New World Development Co., Ltd.	1,730,500	1,394,810
PetroChina Co., Ltd., H Shares	88,000	109,567
Sina Corp.*	17,800	925,600
Skyworth Digital Holdings Ltd.	200,000	70,043
Tencent Holdings Ltd.	9,200	184,910
Xingda International Holdings Ltd.	269,000	121,224
Xinyi Glass Holdings Ltd.	68,000	39,049

Total China common stocks		10,944,549

Denmark: 0.30%
FLSmidth & Co. A/S	41,594	2,444,235

Finland: 0.32%
Sampo Oyj, Class A	103,120	2,558,487

France: 0.59%
BNP Paribas SA	39,483	1,550,912
Carrefour SA	140,240	3,197,221

Total France common stocks		4,748,133

Germany: 1.99%
Beiersdorf AG	37,030	2,100,121
E.ON AG	95,280	2,055,680
Fresenius Medical Care AG & Co. KGaA	44,542	3,026,545
HeidelbergCement AG	37,228	1,579,899
Infineon Technologies AG	254,757	1,917,647
MAN SE	18,653	1,658,531
Metro AG	39,745	1,450,607
SAP AG	43,009	2,273,891

Total Germany common stocks		16,062,921

India: 0.02%
ICICI Bank Ltd. ADR	2,700	71,361
Tata Motors Ltd. ADR	5,600	94,640

Total India common stocks		166,001

Indonesia: 0.07%
Alam Sutera Realty Tbk PT	2,740,000	139,002
Astra International Tbk PT	16,000	130,576
Bank Bukopin Tbk PT	781,000	49,956
Bank Rakyat Indonesia Persero Tbk PT	203,000	151,117
Harum Energy Tbk PT	109,500	82,721

Total Indonesia common stocks		553,372

Ireland: 0.16%
Ryanair Holdings PLC ADR*	45,800	1,275,988

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks—(Continued)
Israel: 0.10%
Teva Pharmaceutical Industries Ltd. ADR	20,800	$839,488

Italy: 0.36%
Fiat Industrial SpA*	334,774	2,870,488

Japan: 2.95%
Asahi Glass Co., Ltd.	208,000	1,745,719
ITOCHU Corp.	300,400	3,052,005
KDDI Corp.	249	1,601,338
Mitsubishi Corp.	81,900	1,654,599
Mitsubishi UFJ Financial Group, Inc.	776,800	3,300,164
Nissan Motor Co., Ltd.	181,400	1,630,880
ORIX Corp.	16,480	1,361,736
Sankyo Co., Ltd.	39,300	1,988,742
Shin-Etsu Chemical Co., Ltd.	45,100	2,220,722
THK Co., Ltd.	80,000	1,576,718
Tokio Marine Holdings, Inc.	102,000	2,259,452
Tokyo Gas Co., Ltd.	305,000	1,402,754

Total Japan common stocks		23,794,829

Luxembourg: 0.18%
ArcelorMittal	78,601	1,437,436

Malaysia: 0.05%
Axiata Group Bhd	122,100	197,979
Malayan Banking Bhd	69,600	188,381

Total Malaysia common stocks		386,360

Mexico: 0.06%
America Movil SAB de CV ADR	4,200	94,920
Fomento Economico Mexicano SAB
de CV ADR	3,400	237,014
Wal-Mart de Mexico SAB de CV	50,000	136,979

Total Mexico common stocks		468,913

Netherlands: 0.95%
ASML Holding NV	62,101	2,610,153
Heineken NV	52,130	2,413,375
Wolters Kluwer NV	150,861	2,607,588

Total Netherlands common stocks		7,631,116

Norway: 0.77%
Statoil ASA	93,049	2,388,126
Telenor ASA	232,528	3,814,006

Total Norway common stocks		6,202,132

Philippines: 0.05%
Alliance Global Group, Inc.	776,000	184,209
Megaworld Corp.	2,693,000	104,795
Metropolitan Bank & Trust	102,930	160,277

Total Philippines common stocks		449,281
	Shares	Value

Russia: 0.02%
Gazprom OAO ADR	4,615	$49,196
Globaltrans Investment PLC GDR[2]	3,318	45,623
Lukoil OAO ADR	1,766	93,951

Total Russia common stocks		188,770

Singapore: 0.19%
DBS Group Holdings Ltd.	170,587	1,515,101

South Africa: 0.11%
Imperial Holdings Ltd.	3,743	57,263
Life Healthcare Group Holdings Ltd.	34,590	88,440
Mr. Price Group Ltd.	12,682	125,366
MTN Group Ltd.	12,001	213,675
Sasol Ltd.	3,194	152,528
Shoprite Holdings Ltd.	13,725	231,568

Total South Africa common stocks		868,840

South Korea: 0.17%
Amorepacific Corp.*	113	103,246
Cheil Industries, Inc.*	1,384	122,029
Hyundai Department Store Co., Ltd.*	793	112,645
Hyundai Mobis*	397	101,154
Hyundai Motor Co.*	2,010	373,555
KB Financial Group, Inc.*	3,033	96,271
KIWOOM Securities Co., Ltd.	2,902	138,402
LG Chem Ltd.*	333	92,474
Samsung Electronics Co., Ltd.	217	199,707

Total South Korea common stocks		1,339,483

Spain: 0.44%
Acciona SA	17,830	1,539,893
Banco Santander SA	266,101	2,021,635

Total Spain common stocks		3,561,528

Switzerland: 1.77%
ACE Ltd.	9,200	645,104
Credit Suisse Group AG*	61,431	1,443,396
Nestle SA	82,651	4,751,575
Novartis AG	93,697	5,356,680
SGS SA	1,242	2,056,116

Total Switzerland common stocks		14,252,871

Taiwan: 0.10%
Catcher Technology Co., Ltd.	13,000	60,323
Chinatrust Financial Holding Co., Ltd.	111,081	69,336
Chunghwa Telecom Co., Ltd.	57,000	188,249
Largan Precision Co., Ltd.	5,000	93,464
Taishin Financial Holding Co., Ltd.	213,750	74,123
Taiwan Semiconductor
Manufacturing Co., Ltd. ADR	3,900	50,349
Uni-President Enterprises Corp.	196,196	286,723

Total Taiwan common stocks		822,567

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks—(Continued)
Thailand: 0.09%
Bangkok Bank PCL	43,700	$225,459
CP ALL PCL	62,700	102,844
Italian-Thai Development PCL	223,200	25,610
LPN Development PCL NVDR	63,600	25,803
Sri Trang Agro-Industry PCL	169,200	94,387
Thanachart Capital PCL	117,900	99,963
Tisco Financial Group PCL	131,900	158,865

Total Thailand common stocks		732,931

Turkey: 0.00%[3]
Turkiye Halk Bankasi AS	6,851	35,815

United Kingdom: 3.70%
Barclays PLC	972,807	2,659,709
BP PLC	790,682	5,654,614
Ensco PLC ADR	24,200	1,135,464
Imperial Tobacco Group PLC	113,696	4,299,477
Lloyds Banking Group PLC*	3,350,145	1,347,779
Prudential PLC	201,306	1,996,131
Rio Tinto PLC	38,442	1,865,638
Sage Group PLC	538,095	2,458,516
SSE PLC	91,092	1,826,324
Vodafone Group PLC	1,491,823	4,144,757
Xstrata PLC	159,020	2,415,250

Total United Kingdom common stocks		29,803,659

United States: 24.48%
Acorda Therapeutics, Inc.*	30,900	736,656
Adobe Systems, Inc.*	74,200	2,097,634
Aflac, Inc.	23,700	1,025,262
Agilent Technologies, Inc.*	70,700	2,469,551
Alcoa, Inc.	78,000	674,700
Alexion Pharmaceuticals, Inc.*	13,700	979,550
Allergan, Inc.	40,300	3,535,922
Amazon.com, Inc.*	31,200	5,400,720
Amylin Pharmaceuticals, Inc.*	48,900	556,482
Annaly Capital Management, Inc.	42,500	678,300
Apollo Group, Inc., Class A*	22,000	1,185,140
Apple, Inc.*	29,100	11,785,500
AT&T, Inc.	75,800	2,292,192
Atmel Corp.*	53,300	431,730
Baker Hughes, Inc.	41,700	2,028,288
Baxter International, Inc.	13,500	667,980
Bio-Rad Laboratories, Inc., Class A*	6,359	610,718
Boeing Co.	25,100	1,841,085
Broadcom Corp., Class A*	26,700	783,912
Bunge Ltd.	12,400	709,280
C.H. Robinson Worldwide, Inc.	29,500	2,058,510
Cabot Oil & Gas Corp.	9,900	751,410
Carnival Corp.	31,500	1,028,160
Celanese Corp., Series A	21,700	960,659
Chipotle Mexican Grill, Inc.*	4,100	1,384,734
	Shares	Value

Cisco Systems, Inc.	93,600	$1,692,288
Citigroup, Inc.	86,690	2,280,814
CME Group, Inc.	12,100	2,948,407
Coach, Inc.	22,500	1,373,400
Colgate-Palmolive Co.	24,400	2,254,316
Comcast Corp., Class A	95,900	2,273,789
Concho Resources, Inc.*	25,800	2,418,750
CONSOL Energy, Inc.	29,000	1,064,300
Crown Castle International Corp.*	75,500	3,382,400
CVS Caremark Corp.	83,600	3,409,208
Danaher Corp.	46,900	2,206,176
Discovery Communications, Inc., Class A*	36,700	1,503,599
Dollar General Corp.*	32,000	1,316,480
Dow Chemical Co.	52,600	1,512,776
Ecolab, Inc.	19,900	1,150,419
Edison International	34,600	1,432,440
Edwards Lifesciences Corp.*	20,400	1,442,280
EMC Corp.*	109,500	2,358,630
EOG Resources, Inc.	29,700	2,925,747
EQT Corp.	28,400	1,556,036
Estee Lauder Cos., Inc., Class A	30,700	3,448,224
Express Scripts, Inc.*	74,100	3,311,529
FedEx Corp.	24,000	2,004,240
Fidelity National Information Services, Inc.	34,300	912,037
FMC Corp.	13,900	1,195,956
FMC Technologies, Inc.*	44,500	2,324,235
GameStop Corp., Class A*[1]	54,200	1,307,846
General Dynamics Corp.	30,700	2,038,787
General Motors Co.*	67,800	1,374,306
Gilead Sciences, Inc.*	24,700	1,010,971
Google, Inc., Class A*	7,200	4,650,480
HCA Holdings, Inc.*	33,700	742,411
Hertz Global Holdings, Inc.*	100,900	1,182,548
Hess Corp.	29,600	1,681,280
Hewlett-Packard Co.	51,000	1,313,760
Hospira, Inc.*	25,600	777,472
Illinois Tool Works, Inc.	40,200	1,877,742
International Game Technology	37,400	643,280
Intersil Corp., Class A	68,300	713,052
Invesco Ltd.	40,700	817,663
JPMorgan Chase & Co.	58,200	1,935,150
Kellogg Co.	41,100	2,078,427
Kohl’s Corp.	27,600	1,362,060
Kraft Foods, Inc., Class A	58,300	2,178,088
Kroger Co.	53,200	1,288,504
Las Vegas Sands Corp.*	76,800	3,281,664
Lenovo Group Ltd.	36,000	24,011
Martin Marietta Materials, Inc.[1]	11,281	850,700
McDermott International, Inc.*	152,700	1,757,577
McDonald’s Corp.	31,700	3,180,461
Medtronic, Inc.	21,600	826,200
Merck & Co., Inc.	42,100	1,587,170
MetLife, Inc.	27,600	860,568

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2011

		Shares	Value

Common stocks—(Concluded)
United States—(Concluded)
Monsanto Co.		11,900	$833,833
Morgan Stanley		101,500	1,535,695
NetApp, Inc.*		47,000	1,704,690
NextEra Energy, Inc.		18,300	1,114,104
NIKE, Inc., Class B		20,900	2,014,133
Noble Corp.*		34,600	1,045,612
Oracle Corp.		41,900	1,074,735
Peabody Energy Corp.		24,300	804,573
Philip Morris International, Inc.		36,600	2,872,368
Priceline.com, Inc.*		6,900	3,227,199
QUALCOMM, Inc.		60,400	3,303,880
Ralph Lauren Corp.		16,700	2,305,936
Riverbed Technology, Inc.*		88,900	2,089,150
Roper Industries, Inc.		17,100	1,485,477
Salesforce.com, Inc.*		21,300	2,161,098
Schlumberger Ltd.		23,300	1,591,623
ServiceSource International, Inc.*		66,600	1,044,954
Sherwin-Williams Co.		24,200	2,160,334
Skyworks Solutions, Inc.*		48,731	790,417
Symantec Corp.*		108,900	1,704,285
Teradata Corp.*		15,600	756,756
Textron, Inc.		94,900	1,754,701
Time Warner, Inc.		66,800	2,414,152
Ultra Petroleum Corp.*		29,200	865,196
Union Pacific Corp.		12,300	1,303,062
UnitedHealth Group, Inc.		29,600	1,500,128
US Bancorp		41,300	1,117,165
Viacom, Inc., Class B		23,200	1,053,512
Visa, Inc., Class A		60,200	6,112,106
Watson Pharmaceuticals, Inc.*		32,400	1,955,016
Wells Fargo & Co.		70,300	1,937,468

Total United States common stocks			197,348,087

Total common stocks
(cost $362,296,030)			355,421,243

Preferred stock: 0.33%
Germany: 0.33%
Volkswagen AG, Preference shares
(cost $2,485,688)		17,826	2,670,503

		Face
		amount

Bonds: 19.12%
Corporate bond: 0.14%
Austria: 0.14%
Oesterreichische Kontrollbank AG,
3.500%, due 04/28/14
(cost $1,144,295)	EUR	845,000	1,135,746
		Face amount	Value

Mortgage & agency debt securities: 0.02%
United States: 0.02%
Federal Home Loan Mortgage Corp.
Gold Pools,[4]
#G00194, 7.500%, due 02/01/24		$76,550	$89,238
Federal National Mortgage
Association Pools,[4]
#253824, 7.000%, due 03/01/31		65,302	75,376

Total mortgage & agency
debt securities
(cost $145,743)			164,614

US government obligations: 8.43%
US Treasury Bonds,
3.750%, due 08/15/41[1]		5,110,000	6,009,840
4.375%, due 05/15/41		1,090,000	1,420,236
5.375%, due 02/15/31		1,300,000	1,852,906
6.125%, due 11/15/27		700,000	1,040,375
6.250%, due 08/15/23		1,000,000	1,431,250
8.000%, due 11/15/21		4,010,000	6,267,506
US Treasury Notes,
0.250%, due 10/31/13		15,675,000	15,677,445
0.250%, due 11/30/13[1]		10,000,000	10,001,170
0.875%, due 11/30/16[1]		6,045,000	6,063,419
1.000%, due 10/31/16[1]		1,750,000	1,766,954
2.000%, due 11/15/21[1]		2,440,000	2,467,831
2.500%, due 04/30/15		6,785,000	7,240,871
3.125%, due 04/30/17		6,000,000	6,682,500

Total US government obligations
(cost $65,664,848)			67,922,303

Non-US government obligations: 10.53%
Austria: 0.24%
Republic of Austria,
4.300%, due 09/15/17[5]	EUR	1,335,000	1,902,386

Canada: 0.00%[3]
Government of Canada,
5.750%, due 06/01/29	CAD	100	145
8.000%, due 06/01/23		200	314

			459

Finland: 0.43%
Government of Finland,
3.875%, due 09/15/17	EUR	1,353,000	1,949,925
4.375%, due 07/04/19		1,045,000	1,553,607

			3,503,532

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2011

		Face amount	Value

Bonds—(Concluded)
Germany: 4.42%
Bundesobligation,
2.250%, due 04/11/14	EUR	2,320,000	$3,148,439
2.250%, due 04/10/15		3,305,000	4,527,730
3.500%, due 04/12/13		6,465,000	8,734,652
4.000%, due 10/11/13		785,000	1,085,378
Bundesrepublik Deutschland,
3.250%, due 07/04/21		3,945,000	5,768,551
4.000%, due 07/04/16		1,825,000	2,706,812
4.000%, due 01/04/37		2,755,000	4,582,763
6.250%, due 01/04/24		705,000	1,314,378
Bundesschatzanweisungen,
0.500%, due 06/15/12		850,000	1,102,643
Kreditanstalt fuer Wiederaufbau,
3.875%, due 07/04/13		1,150,000	1,554,716
Landwirtschaftliche Rentenbank,
3.250%, due 03/12/14		800,000	1,082,411

			35,608,473

Italy: 1.36%
Buoni Poliennali Del Tesoro,
4.000%, due 02/01/37		12,140,000	10,974,968

Netherlands: 0.44%
Government of the Netherlands,
3.250%, due 07/15/21		1,525,000	2,147,558
4.500%, due 07/15/17		910,000	1,357,141

			3,504,699

Spain: 1.39%
Kingdom of Spain,
4.200%, due 01/31/37		11,090,000	11,228,133

United Kingdom: 2.25%
UK Gilts,
3.750%, due 09/07/21	GBP	5,070,000	9,106,497
4.000%, due 09/07/16		2,510,000	4,457,397
4.250%, due 12/07/49		1,160,000	2,283,592
4.750%, due 12/07/38		1,110,000	2,302,002

			18,149,488

Total Non-US government obligations
(cost $88,823,315)			84,872,138

Total bonds
(cost $155,778,201)			154,094,801
	Shares	Value

Investment companies: 33.19%
UBS Credit Bond Relationship Fund*[6]	5,161,487	$78,700,802
UBS Emerging Markets Equity
Relationship Fund*[6]	725,224	24,055,392
UBS Global (ex-U.S.) All Cap
Growth Relationship Fund*[6]	5,680,052	65,199,612
UBS Global Corporate Bond
Relationship Fund*[6]	4,184,118	46,985,552
UBS High Yield Relationship Fund*[6]	1,520,017	41,284,266
UBS Small-Cap Equity
Relationship Fund*[6]	216,748	11,349,423

Total investment companies
(cost $238,880,988)		267,575,047

	Number of
	warrants

Warrants: 0.02%
Russia: 0.02%
Sberbank of Russia, strike @
USD 0.00001, expires 11/05/12*
(cost $277,380)	82,270	185,107

	Shares

Short-term investment: 1.76%
Investment company: 1.76%
UBS Cash Management Prime
Relationship Fund[6]
(cost $14,158,354)	14,158,354	14,158,354

Investment of cash collateral
from securities loaned: 0.35%
UBS Private Money Market Fund LLC[6]
(cost $2,798,045)	2,798,045	2,798,045

Total investments: 98.86%
(cost $776,674,686)		796,903,100

Cash and other assets,
less liabilities: 1.14%		9,186,449

Net assets: 100.00%		$806,089,549

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2011

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $789,327,163; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$46,619,971
Gross unrealized depreciation	(39,044,034)

Net unrealized appreciation of investments	$7,575,937

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 133.

*	Non-income producing security.
[1]	Security, or portion thereof, was on loan at December 31, 2011.
[2]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2011, the value of this security amounted to $45,623 or 0.01% of net assets.
[3]	Amount represents less than 0.005%.
[4]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[5]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of this security amounted to $1,902,386 or 0.24% of net assets.
[6]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Funds.

					Change in net unrealized
				Net	appreciation/		Income
		Purchases	Sales	realized gain	(depreciation)		earned from
		during the	during the	during the	during the		affiliate for the
	Value	year ended	year ended	year ended	year ended	Value	year ended
Security description	12/31/10	12/31/11	12/31/11	12/31/11	12/31/11	12/31/11	12/31/11

UBS Cash Management
Prime Relationship Fund	$105,751,334	$471,085,506	$562,678,486	$—	$—	$14,158,354	$97,477

UBS Private Money
Market Fund LLC[a]	18,200,621	224,927,206	240,329,782	—	—	2,798,045	2,343

UBS Credit Bond
Relationship Fund	65,030,620	44,000,000	34,500,000	8,098,058	(3,927,876)	78,700,802	—

UBS Emerging Markets
Equity Relationship Fund	69,885,347	3,000,000	41,500,000	22,542,603	(29,872,558)	24,055,392	—

UBS Global (ex-U.S.) All Cap
Growth Relationship Fund	231,449,718	12,000,000	148,430,000	30,343,357	(60,163,463)	65,199,612	—

UBS Global Corporate Bond
Relationship Fund	65,030,689	15,000,000	35,000,000	2,570,426	(615,563)	46,985,552	—

UBS High Yield
Relationship Fund	62,192,330	7,000,000	30,000,000	10,433,977	(8,342,041)	41,284,266	—

UBS Small-Cap Equity
Relationship Fund	32,689,964	—	20,500,000	5,270,463	(6,111,004)	11,349,423	—

	$650,230,623	$777,012,712	$1,112,938,268	$79,258,884	$(109,032,505)	$284,531,446	$99,820

[a]	The adviser does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2011

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

Barclays Bank PLC	AUD	7,955,000	EUR	6,031,862	03/05/12	$(268,928)

Barclays Bank PLC	EUR	39,800,000	USD	53,289,016	03/05/12	1,751,785

Barclays Bank PLC	USD	60,848,990	JPY	4,718,900,000	03/05/12	523,953

Barclays Bank PLC	USD	8,481,257	SEK	58,960,000	03/05/12	60,253

Goldman Sachs International	NZD	41,000,000	USD	30,836,100	03/05/12	(946,690)

JPMorgan Chase Bank	EUR	7,135,000	USD	9,555,955	03/05/12	316,806

JPMorgan Chase Bank	GBP	2,820,000	USD	4,418,142	03/05/12	41,238

JPMorgan Chase Bank	HKD	29,540,000	USD	3,791,717	03/05/12	(12,626)

JPMorgan Chase Bank	USD	5,439,331	BRL	10,270,000	03/05/12	(7,880)

JPMorgan Chase Bank	USD	8,185,000	CNY	52,179,375	04/19/12	92,676

JPMorgan Chase Bank	USD	4,305,404	GBP	2,765,000	03/05/12	(13,865)

JPMorgan Chase Bank	USD	13,180,975	KRW	15,284,000,000	03/05/12	30,606

JPMorgan Chase Bank	USD	10,463,858	MYR	33,454,000	03/05/12	51,666

JPMorgan Chase Bank	USD	3,334,676	ZAR	28,270,000	03/05/12	133,564

Morgan Stanley & Co., Inc.	AUD	17,330,000	USD	17,049,687	03/05/12	(551,792)

Morgan Stanley & Co., Inc.	HUF	1,829,900,000	USD	7,850,952	03/05/12	383,819

Morgan Stanley & Co., Inc.	USD	10,477,479	CAD	10,840,000	03/05/12	148,192

Morgan Stanley & Co., Inc.	USD	34,755,700	MXN	490,820,000	03/05/12	238,237

Morgan Stanley & Co., Inc.	USD	8,883,696	PLN	30,225,000	03/05/12	(176,238)

Royal Bank of Scotland	USD	1,988,660	EUR	1,515,000	03/05/12	(26,879)

Net unrealized appreciation on forward foreign currency contracts						$1,767,897

Futures contracts

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures sell contracts:
10 Year US Treasury Notes, 140 contracts (USD)	March 2012	$(18,139,327)	$(18,357,500)	$(218,173)

Index futures buy contracts:
Dow Jones EURO STOXX 50 Index, 475 contracts (EUR)	March 2012	14,178,699	14,188,863	10,164

TOPIX Index, 168 contracts (JPY)	March 2012	16,218,647	15,889,827	(328,820)

Index futures sell contracts:
Russell 2000 Mini Index, 361 contracts (USD)	March 2012	(26,810,210)	(26,670,680)	139,530

E-mini S&P 500 Index, 170 contracts (USD)	March 2012	(10,649,267)	(10,647,100)	2,167

Net unrealized depreciation on futures contracts				$(395,132)

UBS Global Securities Relationship Fund
Portfolio of investments

December 31, 2011

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$355,421,243	$—	$—	$355,421,243

Preferred stock	2,670,503	—	—	2,670,503

Corporate bond	—	1,135,746	—	1,135,746

Mortgage & agency debt securities	—	164,614	—	164,614

US government obligations	—	67,922,303	—	67,922,303

Non-US government obligations	—	84,872,138	—	84,872,138

Investment companies	—	267,575,047	—	267,575,047

Warrants	—	185,107	—	185,107

Short-term investment	—	14,158,354	—	14,158,354

Investment of cash collateral from securities loaned	—	2,798,045	—	2,798,045

Forward foreign currency contracts	—	1,767,897	—	1,767,897

Futures contracts	(395,132)	—	—	(395,132)

Total	$357,696,614	$440,579,251	$—	$798,275,865

See accompanying notes to financial statements.	17

UBS Emerging Markets Equity Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2011, UBS Emerging Markets Equity Relationship Fund (the “Fund”) declined 16.87%, while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), declined 18.42%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

While the Fund generated a negative absolute return during the reporting period, it outperformed its benchmark, largely due to stock selection.

Portfolio performance summary
What worked

•	Several individual stocks contributed to performance during the period.

	–	China Unicom was the largest contributor to the Fund’s overall results during the reporting period. Investor sentiment for the company remained positive given increased demand for 3G capabilities in the country. (For additional details, see “Portfolio Highlights.”)

	–	Astra International meaningfully contributed to Fund performance. (For additional details, see “Portfolio Highlights.”)

	–	Shares of financial institution Bank Rakyat Indonesia performed well. The company, which is Indonesia’s second largest bank by market value, was rewarded for generating strong earnings. It also experienced improving trends in the quality of its asset base.

	–	Having a significant underweight to Petrobras[1], a large Brazilian energy company, was positive for the Fund’s relative performance. Petrobras’ shares fell nearly 30% during the year as it lagged its peers in a number of metrics. Additionally, there were ongoing concerns regarding the company’s operating performance.

	–	China Shenhua Energy is a state-owned mining and energy company in China and the largest coal producer in the world. The company’s shares held up relatively well compared to those of its peers during the sharp market selloff that occurred during the third quarter of 2011.

•	Country allocations, overall, were modestly positive for the period. Country weightings, which are a by-product of our bottom-up stock selection process, modestly enhanced the Fund’s results during the reporting period. In particular, overweights to Indonesia, Thailand and Russia were rewarded.

What didn’t work

•	A number of individual stocks had a negative impact on performance.

	–	Crompton Greaves is an Indian industrials company with an emphasis on increasing the country’s power transmission and distribution. Its shares moved sharply lower after the company reduced its earnings projection for 2012 due to declining margins and the lower growth environment in India. Generally, industrial stocks in India have lagged the broader markets since the macro environment has not been favorable. For instance, interest rates have risen significantly in an effort to curb inflation, and business confidence has been in decline

[1]	As of December 31, 2011, this position was no longer held by the Fund.

UBS Emerging Markets Equity Relationship Fund

as well. In the case of this stock, a sharp decline has discounted near term headwinds, leaving it, in our opinion, attractively valued.

	–	Gerdau is a Brazilian steel manufacturer whose shares also suffered from weaker global growth and softening prices. There were also fears that recession in the Eurozone could lead to lower demand and further depressed steel prices in 2012. We continue to hold Gerdau as it remains an attractive stock from an industry positioning, outlook and valuation perspective.

•	Certain country allocations detracted from results. Stock selection decisions led to an overweight to India and underweights to Malaysia and South Korea. This positioning detracted from results during the reporting period.

Portfolio highlights

•	Chinese telecommunication company China Unicom was a strong performer during the fiscal year. Most of its gains occurred during the first half of the period as it benefited from rising revenues due to 3G subscriber growth. It was also expected that the company would gain market share given continued demand for 3G capabilities. This defensive stock also held up well despite the sharp downturn in the overall emerging markets equity universe during the second half of the period.

•	Astra International’s shares moved sharply higher during the period. The company is a conglomerate that has benefited from strong economic growth in Indonesia. Its diversified portfolio of businesses include an automobile producer and distributor, mining operations, agricultural firms, heavy equipment manufacturers, infrastructure companies and a financial services arm.

•	Ping An Insurance is a large Chinese insurance company. The company has an experienced management team and has enjoyed superior growth trends versus its peers. Nevertheless, the company was dragged down by rising interest rates, economic concerns and overall weakness in the Chinese stock market. We believe Ping An is supported by structural growth prospects within the Chinese insurance market and has a strong competitive position, notwithstanding near-term market volatility. We continue to own this stock as we remain positive regarding the company’s outlook.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Emerging Markets Equity Relationship Fund

Average annual total returns for periods ended December 31, 2011 (unaudited)

	1 year	5 years	10 years

UBS Emerging Markets Equity Relationship Fund[1]	(16.87)%	3.22%	14.91%

UBS Emerging Markets Equity Relationship Fund[2]	(18.11)	2.93	14.80

MSCI Emerging Markets Index (net)[3]	(18.42)	2.40	13.86

[1]	Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
[2]	Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share purchases and redemptions in each period presented, where applicable.
[3]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America, and the Pacific Basin. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2011 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Emerging Markets Equity Relationship Fund

Top ten equity holdings (unaudited)
As of December 31, 2011

Percentage of
net assets

Gazprom OAO ADR	4.5%
Samsung Electronics Co., Ltd.	3.6
HON HAI Precision Industry Co., Ltd.	3.3
China Construction Bank Corp., H Shares	3.1
Infosys Ltd. ADR	3.0
Itau Unibanco Holding SA ADR	2.8
China Unicom Hong Kong Ltd.	2.4
Telekomunikasi Indonesia Tbk PT	2.3
Lukoil OAO ADR	2.3
CEZ AS	2.2

Total	29.5%

Industry diversification (unaudited)
As a percentage of net assets as of December 31, 2011

Common stocks
Automobiles	3.38%
Beverages	2.21
Chemicals	4.00
Commercial banks	20.86
Diversified financial services	1.62
Diversified telecommunication services	5.74
Electric utilities	2.25
Electrical equipment	1.09
Electronic equipment, instruments & components	5.47
Food products	0.73
Household products	0.97
Insurance	1.95
IT services	3.01
Machinery	2.14
Media	2.10
Metals & mining	9.17
Multiline retail	2.13
Oil, gas & consumable fuels	12.82
Pharmaceuticals	2.02
Real estate management & development	1.30
Semiconductors & semiconductor equipment	6.73
Specialty retail	1.14
Tobacco	1.61
Wireless telecommunication services	3.05

Total common stocks	97.49%

Warrants	0.43
Short-term investment	1.64

Total investments	99.56%

Cash and other assets, less liabilities	0.44

Net assets	100.00%

Country exposure by issuer, top five
(unaudited)
As of December 31, 2011

Percentage of
net assets

China	16.0%
Brazil	14.1
Taiwan	13.7
India	12.0
Russia	10.6

Total	66.4%

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks: 97.49%
Brazil: 14.10%
Banco Bradesco SA ADR	239,200	$3,989,856
Cia de Bebidas das Americas ADR	69,600	2,511,864
Gerdau SA ADR	487,300	3,805,813
Itau Unibanco Holding SA ADR	340,905	6,327,197
Lojas Renner SA	182,900	4,746,918
OGX Petroleo e Gas Participacoes SA*	633,000	4,622,147
Vale SA ADR	37,300	768,380
Vale SA, Preference shares	229,865	4,660,766

Total Brazil common stocks		31,432,941

China: 16.04%
Changsha Zoomlion Heavy
Industry Science & Technology
Development Co., Ltd., H Shares	4,431,200	4,769,762
China Construction Bank Corp.,
H Shares	9,865,300	6,884,599
China Mengniu Dairy Co., Ltd.	698,000	1,632,076
China Merchants Bank Co., Ltd.,
H Shares	1,228,500	2,483,384
China Resources Land Ltd.	1,058,000	1,700,080
China Shenhua Energy Co., Ltd.,
H Shares	1,057,000	4,586,421
China Unicom Hong Kong Ltd.	2,536,000	5,335,441
Dongfeng Motor Group Co., Ltd.,
H Shares	1,652,000	2,833,240
Ping An Insurance Group Co. of
China Ltd., H Shares	658,500	4,341,050
Shimao Property Holdings Ltd.	1,401,500	1,196,398

Total China common stocks		35,762,451

Czech Republic: 2.25%
CEZ AS	126,100	5,016,784

India: 11.56%
Crompton Greaves Ltd.	1,027,373	2,439,539
Hero Motocorp Ltd.	59,782	2,144,689
ICICI Bank Ltd. ADR	175,200	4,630,536
Infosys Ltd. ADR	130,600	6,710,228
ITC Ltd.	344,493	1,305,836
Jindal Steel & Power Ltd.	472,097	4,028,449
Sun Pharmaceutical Industries Ltd.	481,594	4,513,045

Total India common stocks		25,772,322

Indonesia: 6.62%
Adaro Energy Tbk PT	11,378,500	2,221,113
Astra International Tbk PT	314,076	2,563,179
Bank Mandiri Tbk PT	3,189,488	2,374,309
Bank Rakyat Indonesia PT	3,332,000	2,480,397
Telekomunikasi Indonesia Tbk PT	6,595,000	5,127,626

Total Indonesia common stocks		14,766,624
	Shares	Value

Malaysia: 1.12%
Bumiputra-Commerce Holdings Bhd	1,063,200	$2,495,334

Mexico: 2.99%
America Movil SAB de CV	1,847,000	2,093,885
Grupo Financiero Banorte SAB de CV,
Class O	712,900	2,161,990
Grupo Modelo SAB de CV	381,000	2,416,010

Total Mexico common stocks		6,671,885

Russia: 10.58%
Gazprom OAO ADR	931,580	9,930,643
Lukoil OAO ADR	94,670	5,036,444
Mobile Telesystems OJSC ADR	321,350	4,717,418
Sberbank of Russia	1,740,292	3,915,657

Total Russia common stocks		23,600,162

South Africa: 6.54%
FirstRand Ltd.	1,407,465	3,616,060
Foschini Group Ltd.	17,635	229,357
Kumba Iron Ore Ltd.	60,507	3,747,701
Naspers Ltd., Class N	107,123	4,686,843
Truworths International Ltd.	252,926	2,313,839

Total South Africa common stocks		14,593,800

South Korea: 5.56%
KT&G Corp.*	32,010	2,261,759
LG Household & Health Care Ltd.*	5,130	2,170,646
Samsung Electronics Co., Ltd.	8,652	7,962,517

Total South Korea common stocks		12,394,922

Taiwan: 13.68%
Advanced Semiconductor
Engineering, Inc.	2,611,690	2,233,983
Chunghwa Telecom Co., Ltd.	712,304	2,352,469
Formosa Chemicals & Fibre Corp.	1,708,000	4,507,058
Formosa Plastics Corp.	1,659,000	4,427,068
HON HAI Precision Industry Co., Ltd.	2,717,208	7,439,365
Synnex Technology International Corp.	966,000	2,332,131
Taiwan Semiconductor
Manufacturing Co., Ltd.	1,920,000	4,806,500
WPG Holdings Ltd.	2,090,156	2,409,143

Total Taiwan common stocks		30,507,717

Thailand: 4.01%
Banpu PCL	125,900	2,178,808
Kasikornbank PCL	521,700	2,058,690
Kasikornbank PCL NVDR	614,000	2,374,263
Siam Commercial Bank PCL	633,800	2,340,339

Total Thailand common stocks		8,952,100

Turkey: 0.90%
Turkiye Garanti Bankasi AS	645,681	2,011,627

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks—(Concluded)
United States: 1.54%
Southern Copper Corp.	113,400	$3,422,412

Total common stocks
(cost $233,368,667)		217,401,081

	Number of
	warrants

Warrants: 0.43%
India: 0.43%
ITC Ltd., strike @ USD 0.000001,
expires 01/24/17*[1]
(cost $615,538)	254,333	964,076
	Shares	Value

Short-term investment: 1.64%
Investment company: 1.64%
UBS Cash Management Prime
Relationship Fund[2]
(cost $3,657,642)	3,657,642	$3,657,642

Total investments: 99.56%
(cost $237,641,847)		222,022,799

Cash and other assets,
less liabilities: 0.44%		980,108

Net assets: 100.00%		$223,002,907

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $241,081,179; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$11,633,295
Gross unrealized depreciation	(30,691,675)

Net unrealized depreciation of investments	$(19,058,380)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 133.

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security is considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of this security amounted to $964,076 or 0.43% of net assets.
[2]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/10	12/31/11	12/31/11	12/31/11	12/31/11

UBS Cash Management Prime Relationship Fund	$6,451,761	$126,275,996	$129,070,115	$3,657,642	$6,323

UBS Emerging Markets Equity Relationship Fund
Portfolio of investments

December 31, 2011

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$217,401,081	$—	$—	$217,401,081

Warrants	—	964,076	—	964,076

Short-term investment	—	3,657,642	—	3,657,642

Total	$217,401,081	$4,621,718	$—	$222,022,799

Level 3 Rollforward Disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Corporate bond	Total

Assets
Beginning balance	$0	$0

Purchases	—	—

Issuances	—	—

Sales	(67,825)	(67,825)

Settlements	—	—

Accrued discounts (premiums)	—	—

Total realized gain (loss)	67,825	67,825

Change in net unrealized appreciation/depreciation	—	—

Transfers into Level 3	—	—

Transfers out of Level 3	—	—

Ending balance	$—	$—

24	See accompanying notes to financial statements.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2011, UBS Global (ex-U.S.) All Cap Growth Relationship Fund (the “Fund”) declined 20.38%, while the Fund’s benchmark, the MSCI EAFE Free Index (gross) (the “Index”), declined 11.73% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund posted a negative return and underperformed its benchmark, largely due to stock selection.

Portfolio performance summary
What worked

•	Several individual stocks contributed to performance during the period.

	–	Aggreko, a UK-based industrial firm that provides temporary power solutions, was the Fund’s top performer during the reporting period. Aggreko’s shares moved higher after the company increased its fiscal year 2011 profit forecast. In addition, the company raised its forecast for fiscal year 2012 capital expenditures, which indicates that Aggreko is well-positioned for continued growth.

	–	Baidu Inc. is the dominant Chinese Internet search engine and provider of online Internet advertising. Despite the weak performance of the Chinese stock market during the reporting period, Baidu’s shares moved higher and contributed to the Fund’s results. (For details, see “Portfolio highlights.”)

	–	Shire is a leading manufacturer of pharmaceuticals used for the treatment of attention deficit disorders (ADD) in both adults and children. The company is also increasingly focusing on human genetic therapies (HGT). Shire has a strong presence in fast-growing emerging market countries where the adult ADD market is largely underpenetrated. The company performed well as it consistently delivered results that met analysts’ rising earnings expectations. Shire’s strong share price performance also reflected investors’ desire for predictable growth, and the company delivered—posting solid low 20% earnings growth in 2011.

	–	Biosensors International Group Ltd. is a Singapore-based manufacturer of medical devices. It was the first company to market a biodegradable drug-eluting (dispensing) stent, a product that has experienced impressive growth in Japan. Its shares were also supported by expectations of strong growth coming out of China via its acquisition of JW Medical Systems, and its partnership with major shareholder Shandong Weigao.

•	Sector allocation decisions positively contributed to relative performance in a number of areas. The Fund’s sector allocations are a by-product of our bottom-up stock selection process. Overall, an underweight in financials, an overweight in energy, and an underweight in utilities were the most beneficial for results during the reporting period.

What didn’t work

•	Overall, individual stock selection had a negative impact on performance.

	–	Teck Resources is a diversified mining company focusing on coking coal, copper and zinc. The company is a top-three producer of hard coking coal in the world, an essential element in the production of steel. While its shares fell sharply during the reporting period, we believe that the market underestimates the potential for a

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

rebound in demand for steel, largely driven by China and emerging countries. Moreover, a rebound in industrial production could drive copper and zinc prices higher than the market expects.

	–	DeNA Co. is an operator of social media, community, auction and shopping and mobile gaming for Internet sites in Japan. Its shares fell sharply after the company reported results that fell short of its prior projections. Its shares were hurt further when its rival, Gree, Inc., announced a lawsuit against DeNA, in part alleging that the company was pressuring game developers not to trade with its competitors. (For details, see “Portfolio highlights.”)

	–	Youku.com[1] is China’s leading Internet video content site, offering both user generated content (similar to YouTube), as well as professionally produced content (like Hulu). Its shares fell sharply during the reporting period and detracted from results. (For details, see “Portfolio highlights.”)

	–	Alumina[1] is an Australian resource company and the world’s largest producer of alumina, which is used in the production of aluminum. Alumina also has a 40% interest in Alcoa Worldwide Alumina, which has interests in bauxinite, mining, alumina refining, alumina chemicals and two aluminum smelters. Due to the financial crisis, demand weakened and negatively impacted the price of aluminum and alumina.

•	Sector allocations in several areas detracted from results. During the reporting period, having underweights in consumer staples, health care and telecommunication services were the largest detractors from the Fund’s relative performance.

Portfolio highlights

•	Commanding over 70% of the Chinese search market, Baidu Inc. has been the largest beneficiary of Google’s gradual withdrawal from China over censorship issues related to its Internet search business in the country. With increased scale and faster- than-expected top-line growth, the company continues to deliver improving operating margin expansion that exceeded market expectations. As the leading online advertising provider, we view Baidu as one of the best plays on increasing Internet advertising spending in the still nascent, but rapidly growing, Chinese Internet and e-commerce market.

•	Shares of UK-based engineering company Weir Group, which focuses on the minerals, power, and oil and gas industries, performed well despite the difficult market environment. Toward the end of the period, the company’s shares were bolstered after a competitor gave an upbeat outlook on the key business area of pressure pumping. Weir Group also made an accretive acquisition in late November that strengthens its position in engineered wellhead and pressure control equipment in North America.

•	We continue to view the DeNA Co. favorably. It is a leading developer of social games for mobile devices. The mobile social games market in Japan reached Y150b in 2010 and is estimated to grow 14% per year through 2014. The company’s game platform Mobage-town continues to attract customers, and has the ability to raise existing revenue per user by increasing hit titles and increasing billable activities in established games. We believe the company is well-positioned for overseas growth through its subsidiary ngcomo, Inc. and Gameview Studios, and recently announced a partnership with Samsung Electronics.

•	Youku.com is the leading Chinese online video content website. Its poor performance during the reporting period was due, in part, to concerns over slowing growth in China. In addition, Youku is experiencing increased competition from well-financed Internet companies such as Baidu and Sina. More competition has driven up the cost of professional content. Youku was also negatively impacted by concerns regarding the company’s ability to deliver growing profits during a period of time in which it was also increasing its investment in infrastructure.

1 As of December 31, 2011, this position was no longer held by the Fund.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

•	Bombardier Inc. is a Canadian manufacturer of trains and regional airplanes. Bombardier’s shares fell sharply after it lost out on a key train contract to German company Siemens. Additionally, a train accident in China slowed Chinese rail investments, and Germany indicated that it would reduce rail investments due to the European financial crisis. Nonetheless, the global rail industry continues to show resiliency as municipalities and countries upgrade and expand their networks. Furthermore, the trend continues towards regional jets that have lower operating costs for many short-haul airline routes. We believe that the market underestimates the strength of Bombardier’s rail franchise and the sales acceleration of its new model aircrafts for both business and commercial sectors, which is why we continue to hold this position.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Average annual total returns for periods ended December 31, 2011 (unaudited)

	1 year	Inception[1]

UBS Global (ex-U.S.) All Cap Growth Relationship Fund	(20.38)%	5.30%

MSCI EAFE Free Index (gross)[2]	(11.73)	10.34

[1]	Inception date of UBS Global (ex-U.S.) All Cap Growth Relationship Fund is April 30, 2009.
[2]	The MSCI EAFE Free Index (gross) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. The amount reinvested is the entire dividend distributed to individuals resident in the country of the company, but does not include tax credits. As of May 2011, the Index consisted of 22 developed market country indices. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from April 30, 2009, which is the Fund inception date, through December 31, 2011 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund

Top ten equity holdings (unaudited)
As of December 31, 2011
Percentage of
net assets

Aggreko PLC	2.9%
FANUC Corp.	2.6
Novo Nordisk A/S, Class B	2.4
NovaTek OAO GDR	2.1
Saipem SpA	2.0
Shire PLC	1.9
Tullow Oil PLC	1.9
Mitsubishi Corp.	1.9
BG Group PLC	1.8
Hyundai Mobis	1.8

Total	21.3%

Industry diversification (unaudited)
As a percentage of net assets as of December 31, 2011

Common stocks
Aerospace & defense	1.60%
Auto components	3.10
Automobiles	4.38
Beverages	0.59
Building products	0.52
Capital markets	1.69
Chemicals	3.39
Commercial banks	7.96
Commercial services & supplies	2.88
Computers & peripherals	1.08
Construction materials	0.44
Diversified financial services	3.56
Electrical equipment	1.07
Energy equipment & services	6.27
Food products	3.03
Health care equipment & supplies	2.31
Health care providers & services	0.56
Hotels, restaurants & leisure	1.55
Household durables	0.91
Household products	0.98
Industrial conglomerates	1.08
Insurance	1.26
Internet & catalog retail	1.13
Internet software & services	2.85
Machinery	8.08
Media	1.37
Metals & mining	6.03
Multiline retail	0.43
Office electronics	0.82
Oil, gas & consumable fuels	7.92
Pharmaceuticals	5.24
Real estate management & development	0.75
Semiconductors & semiconductor equipment	1.86
Software	0.99
Specialty retail	3.62
Textiles, apparel & luxury goods	2.69
Tobacco	1.12
Trading companies & distributors	1.88
Wireless telecommunication services	1.85

Total common stocks	98.84%

Short-term investment	1.08

Total investments	99.92%

Cash and other assets, less liabilities	0.08

Net assets	100.00%

Country exposure by issuer, top five (unaudited)
As of December 31, 2011
Percentage of
net assets

United Kingdom	23.5%
Japan	17.5
China	6.1
Switzerland	5.5
Germany	5.5

Total	58.1%

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks: 98.84%
Australia: 2.80%
BHP Billiton Ltd.	31,982	$1,125,919
Incitec Pivot Ltd.	453,003	1,440,961
National Australia Bank Ltd.	65,022	1,553,545

Total Australia common stocks		4,120,425

Belgium: 0.59%
Anheuser-Busch InBev NV	14,283	874,470

Brazil: 0.56%
Cia Hering	47,000	817,917

Canada: 4.63%
Bombardier, Inc., Class B	589,900	2,350,914
Major Drilling Group International	47,800	729,141
Pan American Silver Corp.	35,570	775,782
Teck Resources Ltd., Class B	19,100	673,257
Trican Well Service Ltd.	133,000	2,291,190

Total Canada common stocks		6,820,284

China: 6.09%
Agile Property Holdings Ltd.	1,224,000	1,096,882
Baidu, Inc. ADR*	15,800	1,840,226
BBMG Corp., H Shares	983,500	653,421
Brilliance China Automotive
Holdings Ltd.*	482,000	520,068
Dongfang Electric Corp. Ltd., H Shares	530,800	1,571,910
Haier Electronics Group Co., Ltd.*	677,000	605,819
Intime Department Store Group Co., Ltd.	615,500	630,034
Melco Crown Entertainment Ltd. ADR*	134,900	1,297,738
Xinyi Glass Holdings Ltd.	1,304,000	748,827

Total China common stocks		8,964,925

Denmark: 2.37%
Novo Nordisk A/S, Class B	30,403	3,493,807

France: 2.26%
BNP Paribas	32,998	1,296,177
Technip SA	8,769	824,185
Valeo SA	30,432	1,209,563

Total France common stocks		3,329,925

Germany: 5.45%
Allianz SE	5,186	496,083
Deutsche Bank AG	11,287	429,992
Dialog Semiconductor PLC*	76,500	1,245,547
Fresenius SE & Co KGaA	8,959	828,824
GEA Group AG	64,502	1,824,076
Kabel Deutschland Holding AG*	39,857	2,022,903
Lanxess AG	22,851	1,182,996

Total Germany common stocks		8,030,421
	Shares	Value

Hong Kong: 2.65%
Emperor Watch & Jewellery Ltd.	10,390,000	$1,297,647
Hong Kong Exchanges & Clearing Ltd.	101,200	1,617,042
Shangri-La Asia Ltd.	570,000	983,442

Total Hong Kong common stocks		3,898,131

Indonesia: 1.08%
Astra International Tbk PT	195,000	1,591,398

Israel: 0.82%
Mellanox Technologies Ltd.*	37,200	1,208,628

Italy: 2.79%
Saipem SpA	68,249	2,901,682
Tod’s SpA	14,764	1,204,779

Total Italy common stocks		4,106,461

Japan: 17.50%
Canon, Inc.	27,200	1,205,041
DeNA Co., Ltd.	39,400	1,181,949
Denki Kagaku Kogyo KK	328,000	1,214,499
FANUC Corp.	25,100	3,841,471
Isuzu Motors Ltd.	478,000	2,210,835
Komatsu Ltd.	59,900	1,400,027
Makino Milling Machine Co., Ltd.	92,000	566,558
Mitsubishi Corp.	137,200	2,771,807
Mitsubishi UFJ Financial Group, Inc.	240,400	1,021,317
Nippon Sheet Glass Co., Ltd.	407,000	761,440
Nissan Motor Co., Ltd.	237,700	2,137,046
NTT DoCoMo, Inc.	305	560,706
ORIX Corp.	30,520	2,521,855
OSAKA Titanium Technologies Co.	28,500	1,260,784
Rakuten, Inc.	1,542	1,658,797
Square Enix Holdings Co., Ltd.	74,200	1,456,622

Total Japan common stocks		25,770,754

Netherlands: 2.02%
ASML Holding NV	6,610	277,823
Gemalto NV	32,547	1,583,018
ING Groep NV CVA*	154,373	1,110,873

Total Netherlands common stocks		2,971,714

Norway: 1.99%
Storebrand ASA	261,082	1,357,608
Subsea 7 SA*	84,549	1,569,165

Total Norway common stocks		2,926,773

Russia: 2.56%
NovaTek OAO GDR	24,343	3,047,744
VTB Bank OJSC GDR	198,460	716,440

Total Russia common stocks		3,764,184

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks—(Concluded)
Singapore: 3.49%
Biosensors International Group Ltd.*	1,668,000	$1,838,973
Golden Agri-Resources Ltd.	3,110,000	1,714,390
Keppel Corp. Ltd.	221,800	1,590,332

Total Singapore common stocks		5,143,695

South Africa: 0.50%
Steinhoff International Holdings Ltd.*	258,278	735,236

South Korea: 1.77%
Hyundai Mobis*	10,234	2,607,586

Spain: 2.81%
Banco Bilbao Vizcaya Argentaria SA	38,969	336,910
Banco Santander SA	113,323	860,943
Inditex SA	25,509	2,089,191
Viscofan SA	22,967	851,919

Total Spain common stocks		4,138,963

Sweden: 4.33%
Elekta AB, Class B	35,862	1,555,468
Skandinaviska Enskilda Banken AB,
Class A	220,466	1,284,280
Swedish Match AB	46,707	1,658,012
Trelleborg AB, Class B	130,211	1,130,493
Volvo AB, Class B	68,430	748,727

Total Sweden common stocks		6,376,980

Switzerland: 5.50%
Compagnie Financiere Richemont SA,
Class A	31,318	1,584,071
Credit Suisse Group AG*	31,527	740,765
GAM Holding AG*	122,248	1,327,510
Nestle SA	33,153	1,905,953
Novartis AG	24,317	1,390,209
Swatch Group AG	17,375	1,157,963

Total Switzerland common stocks		8,106,471
	Shares	Value

Thailand: 0.76%
Home Product Center PCL	3,230,500	$1,126,323

United Kingdom: 23.52%
Afren PLC*	486,687	647,742
Aggreko PLC	135,577	4,246,815
Anglo American PLC	29,860	1,103,204
BG Group PLC	122,819	2,625,507
Croda International PLC	41,616	1,165,919
HSBC Holdings PLC	287,086	2,189,319
John Wood Group PLC	165,276	1,645,278
Reckitt Benckiser Group PLC	29,076	1,435,930
Rio Tinto PLC	34,808	1,689,276
Royal Dutch Shell PLC, Class A	68,395	2,518,415
Shire PLC	81,794	2,849,195
Standard Chartered PLC	112,275	2,456,776
Telecity Group PLC*	117,304	1,178,660
Tullow Oil PLC	129,748	2,825,011
Vodafone Group PLC	779,501	2,165,701
Weir Group PLC	75,254	2,374,787
Xstrata PLC	100,160	1,521,264

Total United Kingdom common stocks		34,638,799

Total common stocks
(cost $163,591,658)		145,564,270

Short-term investment: 1.08%
Investment company: 1.08%
UBS Cash Management Prime
Relationship Fund[1]
(cost $1,589,159)	1,589,159	1,589,159

Total investments: 99.92%
(cost $165,180,817)		147,153,429

Cash and other assets,
less liabilities: 0.08%		123,376

Net assets: 100.00%		$147,276,805

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $166,883,329; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$4,639,064
Gross unrealized depreciation	(24,368,964)

Net unrealized depreciation of investments	$(19,729,900)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 133.

*	Non-income producing security.

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Portfolio of investments

December 31, 2011

[1]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

					Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/10	12/31/11	12/31/11	12/31/11	12/31/11

UBS Cash Management Prime Relationship Fund	$7,908,621	$174,548,782	$180,868,244	$1,589,159	$8,501

UBS Private Money Market Fund LLC[a]	—	7,853,657	7,853,657	—	25

	$7,908,621	$182,402,439	$188,721,901	$1,589,159	$8,526

[a]	The adviser does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$145,564,270	$—	$—	$145,564,270

Short-term investment	—	1,589,159	—	1,589,159

Total	$145,564,270	$1,589,159	$—	$147,153,429

32	See accompanying notes to financial statements.

UBS International Equity Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2011, UBS International Equity Relationship Fund (the “Fund”) declined 14.71%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net) (the “Index”), declined 12.21%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund posted a negative absolute return during the reporting period and underperformed its benchmark, primarily due to stock selection decisions.

Portfolio performance summary
What worked

•	Several individual stocks were positive for performance during the period.

	–	Global tobacco products manufacturer Imperial Tobacco was the Fund’s top-performing stock. Despite the downward trend for international equities in general, its shares moved sharply higher during the reporting period. (For additional details, see “Portfolio Highlights.”)

	–	Acciona is a Spanish utility company that also has a sizable alternative energy business. We owned the stock given the company’s compelling growth prospects and its attractive valuation. Acciona generated strong results over the period, driven by its solid cash flow and the fact that investors favored more defensive stocks given the many macro issues around the globe. Furthermore, the company benefited from having renewable energy exposure.

	–	Fresenius Medical Care is the world’s largest provider of products and services for individuals undergoing dialysis because of chronic kidney failure. Headquartered in Germany, the company has nearly 3,000 dialysis clinics in North America, Europe, Latin America, Asia-Pacific and Africa. The company exhibited strong earnings momentum and continued to capture market share during the reporting period.

	–	Telenor is an international telecommunications company headquartered in Norway. Telenor offers wireless technology around the world, and was viewed by investors as being a defensive company with growth characteristics. (For additional details, see “Portfolio Highlights.”)

•	Sector allocation decisions positively contributed to relative performance in a number of sectors. The Fund’s sector allocations are a by-product of our bottom-up stock selection process. Overall, an overweight in consumer staples and underweights in materials and consumer discretionary were beneficial for results.
What didn’t work

•	Overall, individual stock selection had a negative impact on performance.

	–	Petrominerales and Petrobank Energy are oil exploration, development and production companies. Both reported disappointing results in several of their wells. In addition, Petrobank Energy experienced technical issues with some of its drilling operations, which negatively impacted sentiment for its shares. We kept Petrobank and Petrominerales, because we believe their valuations are extremely attractive; that they will be able to solve their technical problems; and that their production profiles will be successful.

UBS International Equity Relationship Fund

	–	Lloyds Banking Group, a major British financial institution, detracted from Fund performance as it faced a number of issues and posted weak earnings results. We eliminated this position after period-end, as it was no longer meeting our investment expectations. (For additional details, see “Portfolio highlights.”)

	–	Metro AG is a German retailer. Although its consumer electronics business performed well during the period, this was more than offset by poor results from its department store subsidiary, Galeria Kaufhof. Metro AG attempted to sell Galeria Kaufhof during the period, but was unsuccessful given the weak market environment and uncertainties tied to the European sovereign debt crisis. We believe market conditions will eventually allow the sale of Galeria Kaufhof; in the meantime, Metro’s remaining business continues to perform well.

•	Sector allocations in several areas detracted from results. During the reporting period, having an underweight to health care and overweights to industrials and information technology were negative for the Fund’s relative performance.

Portfolio highlights

•	Imperial Tobacco is a well-managed, global tobacco products manufacturer. This defensive company’s shares performed well, as it continued to generate strong free cash flow and offered an attractive dividend. Imperial Tobacco has leading market share positions in a number of highly profitable markets, including the UK, Germany, Spain and Russia. While it competes primarily in the value and mid-price ranges, the company has been successfully growing Davidoff as a global premium brand.

•	Norway-based Telenor is primarily an international wireless carrier. It shares rose during the period as it generated strong cash flow. We believe the company has significant upside potential from its emerging market operations in Asia and Eastern Europe. Additionally, Telenor is more than 50% owned by the Norwegian government and, as such, has a high-quality credit rating.

•	Shares of UK-based Lloyds Banking Group fell sharply due to continued fears about its exposure to Europe’s sovereign debt crisis, uncertainty about anticipated industry regulatory changes and over problems resulting from its exposure to Ireland’s collapsing real estate market. Furthermore, conditions in the UK commercial property market, where the company has substantial exposure to relatively poor-quality properties, has worsened significantly given the increasing risk of recession in Europe.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS International Equity Relationship Fund

Average annual total returns for periods ended December 31, 2011 (unaudited)

	1 year	5 years	10 years

UBS International Equity Relationship Fund	(14.71)%	(4.12)%	4.49%

MSCI World Free ex USA Index (net)[1]	(12.21)	(4.09)	5.14

[1]	The MSCI World Free ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. As of May 2011, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2011 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS International Equity Relationship Fund

Top ten equity holdings (unaudited)[1]
As of December 31, 2011
Percentage of
net assets

BP PLC	3.8%
Novartis AG	3.6
Nestle SA	3.2
Imperial Tobacco Group PLC	2.9
Vodafone Group PLC	2.8
Telenor ASA	2.6
Mitsubishi UFJ Financial Group, Inc.	2.2
Carrefour SA	2.2
Royal Bank of Canada	2.1
ITOCHU Corp.	2.1

Total	27.5%

Industry diversification (unaudited)[2]
As a percentage of net assets as of December 31, 2011

Common stocks
Airlines	0.87%
Automobiles	1.11
Beverages	3.41
Building products	1.18
Capital markets	0.98
Chemicals	3.18
Commercial banks	12.02
Construction & engineering	1.63
Construction materials	1.06
Diversified financial services	0.93
Diversified telecommunication services	2.58
Electric utilities	3.56
Food & staples retailing	3.14
Food products	3.19
Gas utilities	0.94
Health care providers & services	2.06
Industrial conglomerates	1.48
Insurance	6.04
Leisure equipment & products	1.35
Machinery	3.98
Media	1.77
Metals & mining	5.16
Oil, gas & consumable fuels	10.04
Personal products	1.43
Pharmaceuticals	3.60
Professional services	1.29
Real estate management & development	0.90
Semiconductors & semiconductor equipment	2.86
Software	3.21
Tobacco	2.90
Trading companies & distributors	3.19
Wireless telecommunication services	3.89

Total common stocks	94.93%

Preferred stock	1.79%
Investment company
iShares MSCI EAFE Index Fund	1.24

Short-term investment	0.22

Total investments	98.18%

Cash and other assets, less liabilities	1.82

Net assets	100.00%

Country exposure by issuer, top five (unaudited)[1]
As of December 31, 2011
Percentage of
net assets

United Kingdom	19.4%
Japan	16.1
Germany	12.5
Switzerland	9.1
Canada	8.0

Total	65.1%

[1]	Figures represent the direct investments of UBS International Equity Relationship Fund. Figures would be different if a breakdown of the underlying investment company was included.
[2]	Figures represent the industry breakdown of direct investments of UBS International Equity Relationship Fund. Figures would be different if a breakdown of the underlying company’s industry diversification was included.

UBS International Equity Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks: 94.93%
Australia: 3.31%
National Australia Bank Ltd.	28,786	$687,773
Orica Ltd.	28,379	703,591

Total Australia common stocks		1,391,364

Belgium: 1.77%
Anheuser-Busch InBev NV	12,147	743,694

Canada: 8.03%
Canadian Oil Sands Ltd.	23,500	536,319
Petrobank Energy & Resources Ltd.*	36,800	382,178
Petrominerales Ltd.	23,250	377,934
Royal Bank of Canada	17,400	887,806
Suncor Energy, Inc.	22,300	643,115
Teck Resources Ltd., Class B	15,500	546,361

Total Canada common stocks		3,373,713

China: 3.80%
AIA Group Ltd.	190,645	595,260
Jardine Matheson Holdings Ltd.	13,200	621,060
New World Development Co., Ltd.	471,500	380,036

Total China common stocks		1,596,356

Denmark: 1.63%
FLSmidth & Co. A/S	11,659	685,131

Finland: 1.74%
Sampo Oyj, Class A	29,414	729,784

France: 3.22%
BNP Paribas SA	11,272	442,770
Carrefour SA	39,898	909,603

Total France common stocks		1,352,373

Germany: 10.70%
Beiersdorf AG	10,569	599,411
E.ON AG	25,120	541,968
Fresenius Medical Care AG & Co. KGaA	12,703	863,145
HeidelbergCement AG	10,489	445,137
Infineon Technologies AG	68,125	512,801
MAN SE	5,327	473,650
Metro AG	11,198	408,703
SAP AG	12,271	648,769

Total Germany common stocks		4,493,584

Ireland: 0.87%
Ryanair Holdings PLC ADR*	13,100	364,966

Italy: 1.78%
Fiat Industrial SpA*	86,946	745,510
	Shares	Value

Japan: 16.11%
Asahi Glass Co., Ltd.	59,000	$495,180
ITOCHU Corp.	85,700	870,695
KDDI Corp.	71	456,606
Mitsubishi Corp.	23,400	472,743
Mitsubishi UFJ Financial Group, Inc.	219,100	930,826
Nissan Motor Co., Ltd.	51,800	465,709
ORIX Corp.	4,710	389,185
Sankyo Co., Ltd.	11,200	566,766
Shin-Etsu Chemical Co., Ltd.	12,900	635,195
THK Co., Ltd.	22,800	449,365
Tokio Marine Holdings, Inc.	28,800	637,963
Tokyo Gas Co., Ltd.	86,000	395,531

Total Japan common stocks		6,765,764

Luxembourg: 0.98%
ArcelorMittal	22,449	410,542

Netherlands: 5.05%
ASML Holding NV	16,358	687,539
Heineken NV	14,873	688,551
Wolters Kluwer NV	43,037	743,882

Total Netherlands common stocks		2,119,972

Norway: 4.19%
Statoil ASA	26,240	673,456
Telenor ASA	66,082	1,083,900

Total Norway common stocks		1,757,356

Singapore: 1.00%
DBS Group Holdings Ltd.	47,473	421,640

Spain: 2.30%
Acciona SA	5,025	433,986
Banco Santander SA	70,022	531,974

Total Spain common stocks		965,960

Switzerland: 9.06%
Credit Suisse Group AG*	17,541	412,147
Nestle SA	23,290	1,338,933
Novartis AG	26,454	1,512,381
SGS SA	327	541,345

Total Switzerland common stocks		3,804,806

United Kingdom: 19.39%
Barclays PLC	277,465	758,605
BP PLC	224,040	1,602,236
Imperial Tobacco Group PLC	32,216	1,218,266
Lloyds Banking Group PLC*	956,583	384,838
Prudential PLC	57,461	569,778
Rio Tinto PLC	10,972	532,485

UBS International Equity Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks—(Concluded)
United Kingdom—(Concluded)
Sage Group PLC	153,547	$701,545
SSE PLC	26,007	521,420
Vodafone Group PLC	422,542	1,173,956
Xstrata PLC	44,597	677,354

Total United Kingdom common stocks		8,140,483

Total common stocks
(cost $41,748,645)		39,862,998

Preferred stock: 1.79%
Germany: 1.79%
Volkswagen AG, Preference shares
(cost $653,275)	5,022	752,343

Investment company: 1.24%
iShares MSCI EAFE Index Fund
(cost $529,529)	10,500	520,065
	Shares	Value

Short-term investment: 0.22%
Investment company: 0.22%
UBS Cash Management Prime
Relationship Fund[1]
(cost $90,766)	90,766	$90,766

Total investments: 98.18%
(cost $43,022,215)		41,226,172

Cash and other assets,
less liabilities: 1.82%		760,114

Net assets: 100.00%		$41,986,286

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $44,519,007; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$2,842,928
Gross unrealized depreciation	(6,135,763)

Net unrealized depreciation of investments	$(3,292,835)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 133.

*	Non-income producing security.
[1]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/10	12/31/11	12/31/11	12/31/11	12/31/11

UBS Cash Management Prime Relationship Fund	$706,577	$11,746,258	$12,362,069	$90,766	$729

UBS International Equity Relationship Fund
Portfolio of investments

December 31, 2011

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

Barclays Bank PLC	AUD	525,000	EUR	398,080	03/05/12	$(17,748)

JPMorgan Chase Bank	CHF	685,000	USD	743,491	03/05/12	13,327

JPMorgan Chase Bank	DKK	1,530,000	USD	275,597	03/05/12	9,037

JPMorgan Chase Bank	EUR	3,135,000	USD	4,197,826	03/05/12	138,297

JPMorgan Chase Bank	HKD	4,950,000	USD	635,376	03/05/12	(2,116)

JPMorgan Chase Bank	JPY	24,800,000	USD	320,061	03/05/12	(2,482)

JPMorgan Chase Bank	NOK	8,870,000	USD	1,508,249	03/05/12	28,516

JPMorgan Chase Bank	USD	299,436	AUD	305,000	03/05/12	10,342

JPMorgan Chase Bank	USD	1,105,829	CAD	1,145,000	03/05/12	16,532

JPMorgan Chase Bank	USD	312,739	EUR	240,000	03/05/12	(1,961)

JPMorgan Chase Bank	USD	770,768	GBP	495,000	03/05/12	(2,482)

JPMorgan Chase Bank	USD	340,312	ILS	1,295,000	03/05/12	(892)

JPMorgan Chase Bank	USD	1,341,904	JPY	104,000,000	03/05/12	10,696

JPMorgan Chase Bank	USD	1,530,967	SEK	10,640,000	03/05/12	10,445

JPMorgan Chase Bank	USD	939,669	SGD	1,220,000	03/05/12	824

Net unrealized appreciation on forward foreign currency contracts						$210,335

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$39,862,998	$—	$—	$39,862,998

Preferred stock	752,343	—	—	752,343

Investment company	520,065	—	—	520,065

Short-term investment	—	90,766	—	90,766

Forward foreign currency contracts	—	210,335	—	210,335

Total	$41,135,406	$301,101	$—	$41,436,507

See accompanying notes to financial statements.	39

UBS Small-Cap Equity Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2011, UBS Small-Cap Equity Relationship Fund (the “Fund”)declined 6.82%, while the Fund’s benchmark, the Russell 2000 Index (the “Index”), declined 4.18%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

During the reporting period, stock selection was the main detractor from the Fund’s performance.

Portfolio performance summary
What worked

•	Stock selection within health care, as well as an overweight to the sector, contributed to the Fund’s performance. Within health care, Synovis Life Technologies, a medical device company, was the top contributor to performance. (For details, see “Portfolio highlights.”)

•	Other notable performers in healthcare included ICU Medical (see “Portfolio highlights”) and Cooper Companies, whose products include contact lenses, diagnostic products, surgical instruments and accessories for gynecologists and obstetricians. In December 2011, Cooper’s stock price surged higher after the company reported earnings that exceeded expectations.

•	Several stock selection decisions were successful during the 12 months.

	–	Right Now Technologies was the second largest stock contributor in 2011. The company provides on-demand customer relationship management software and services. The stock had a very good first half of the year, and then surged higher on October 24, 2011, when Oracle agreed to buy the company for $1.5 billion. The stock moved up 19% in one day on the Oracle news, after which its price remained relatively unchanged. Therefore, we sold the stock towards the end of November, since it was trading close to our estimate of fair value.

	–	The stock price of Nuance Communications moved higher during the period. Nuance provides speech and imaging solutions for businesses and consumers around the world, including a product that converts text into speech. The company benefited from Apple’s new iPhone launch in 2011, and the fact that some of the technology behind Siri (Apple’s iPhone assistant) uses Nuance’s speech and voice recognition solutions.

	–	InnerWorkings climbed steadily higher over the year to finish as the fourth largest stock contributor in the Fund. The company is a leading provider of global print management and promotional solutions. In November 2011, the company reported great momentum in the business, delivered record revenue and raised its 2011 earnings per share guidance.

What didn’t work

•	Stock selection in the energy sector—one of the worst-performing sectors for much of 2011—was negative for performance. Within this sector, Willbros Group, which fell along with much of the sector, was the largest detractor over the period. The company provides construction, engineering and specialty services to the oil and gas industry, and governments worldwide.

40

UBS Small-Cap Equity Relationship Fund

•	Several stock positions detracted from relative performance during the 12 months.

	–	The Fund’s position in Campus Crest Communities negatively impacted relative returns during the 12-month period. (For details, see “Portfolio highlights.”) We continue to hold Campus Crest given our view that the fundamentals for student housing are very good and that Campus Crest’s shares are undervalued by the market.

	–	Shares of WMS Industries (“WMS”) declined due to disappointing earnings results. The slot machine and lottery company experienced a slowdown in orders, as casinos pushed their purchasing off into future quarters. We believe that casinos will eventually increase their spending and replace old machines, so we continue to hold WMS.

	–	Intralinks was also a large stock detractor in 2011. Intralinks provides Software-as-a-Service (SaaS) solutions for managing content, exchanging business information, and collaboration within and among organizations. The company announced in August that it received a subpoena from the SEC. We sold out of our position in favor of better opportunities within the information technology sector.

•	Certain sector weightings hindered performance during the one-year period.

	–	An underweight to utilities stocks had a negative impact on performance as several companies within the sector benefited from a pronounced flight-to-quality during the market volatility that characterized 2011. The Fund’s reduced exposure to these names hurt performance.

	–	An overweight to the consumer discretionary sector detracted from performance, as these economically sensitive stocks were punished in the uncertain environment of 2011. The Fund is primarily invested in consumer companies that offer inexpensive nondurable items such as movie rentals, movie theaters and pet supplies. We believe these names face less exposure to economic headwinds, and should therefore outperform going forward.

Portfolio highlights

•	Synovis Life Technologies manufactures market medical devices for surgical and interventional treatment of disease. In December 2011, Synovis Life’s stock price gained more than 50% in one day after announcing that Baxter International Inc., which makes medical products used in biosurgery as well as various critical therapies and vaccines, would acquire the company at $28 a share. We believe the company’s strong product portfolio and focus on innovation and technology have positioned Synovis for continued success.

•	ICU Medical, which manufactures and markets disposable intravenous (IV) system sets and components, saw its shares climb over the year primarily due to the increasing visibility of the company’s earnings growth, and to its new products, which target numerous attractive markets such as dialysis, oncology and diabetes. Overall, the company is experiencing good operating results and is, in our view, attractively valued. We believe gross margins should expand dramatically over the next couple of years as the company’s manufacturing transition is completed.

•	Campus Crest Communities, a significant overweight in the Fund, had operational issues that resulted in the position detracting from Fund performance. The student housing REIT owns properties located in 11 states, including Texas, Alabama and Georgia. These markets tend to have attractive enrollment profiles and limited supply due to a tepid construction financing market. Campus Crest properties are located close to campuses, which improves their

41

UBS Small-Cap Equity Relationship Fund

competitive position. In addition, the company offers resort-style amenities including pools, fitness centers, clubhouses and 100% bed-bath parity. We believe the favorable dynamics of the student housing industry will stabilize the company’s occupancy and operational issues.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

42

UBS Small-Cap Equity Relationship Fund

Average annual total returns for periods ended December 31, 2011 (unaudited)

	1 year	5 years	10 years

UBS Small-Cap Equity Relationship Fund	(6.82)%	2.20%	7.69%

Russell 2000 Index[1]	(4.18)	0.15	5.62

[1]	The Russell 2000 Index is designed to measure the performance of the small-cap segment of the US equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2011 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

43

UBS Small-Cap Equity Relationship Fund

Top ten equity holdings (unaudited)
As of December 31, 2011

Percentage of
net assets

BBCN Bancorp, Inc.	2.2%
Bio-Rad Laboratories, Inc., Class A	2.1
Campus Crest Communities, Inc.	2.0
Spectrum Brands Holdings, Inc.	2.0
Greatbatch, Inc.	1.9
Cinemark Holdings, Inc.	1.8
Tenneco, Inc.	1.8
Regal-Beloit Corp.	1.8
Boston Beer Co., Inc., Class A	1.7
Validus Holdings Ltd.	1.6

Total	18.9%

Industry diversification (unaudited)
As a percentage of net assets as of December 31, 2011

Common stocks
Aerospace & defense	1.31%
Air freight & logistics	1.13
Auto components	1.81
Beverages	1.69
Building products	1.07
Capital markets	2.45
Chemicals	1.42
Commercial banks	6.15
Commercial services & supplies	2.28
Communications equipment	3.22
Computers & peripherals	0.40
Construction & engineering	0.83
Diversified consumer services	0.97
Electric utilities	1.40
Electrical equipment	1.78
Electronic equipment, instruments & components	2.52
Energy equipment & services	6.05
Health care equipment & supplies	9.78
Health care providers & services	3.44
Health care technology	0.32
Hotels, restaurants & leisure	3.74
Household products	2.83
Insurance	1.63
Internet software & services	1.82
Life sciences tools & services	2.15
Machinery	4.05
Media	3.60
Oil, gas & consumable fuels	2.48
Personal products	1.55
Real estate investment trust (REIT)	6.28
Semiconductors & semiconductor equipment	0.50
Software	8.00
Specialty retail	0.84
Textiles, apparel & luxury goods	2.57
Thrifts & mortgage finance	1.42
Trading companies & distributors	2.46

Total common stocks	95.94%

Short-term investment	3.87
Investment of cash collateral from securities loaned	0.25

Total investments	100.06%

Liabilities, in excess of cash and other assets	(0.06)

Net assets	100.00%

44

UBS Small-Cap Equity Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks: 95.94%
Aerospace & defense: 1.31%
BE Aerospace, Inc.*	30,800	$1,192,268

Air freight & logistics: 1.13%
Hub Group, Inc., Class A*	31,900	1,034,517

Auto components: 1.81%
Tenneco, Inc.*	55,500	1,652,790

Beverages: 1.69%
Boston Beer Co., Inc., Class A*	14,200	1,541,552

Building products: 1.07%
AO Smith Corp.	24,400	978,928

Capital markets: 2.45%
Golub Capital BDC, Inc.	61,200	948,600
PennantPark Investment Corp.	127,100	1,282,439

		2,231,039

Chemicals: 1.42%
Cytec Industries, Inc.	29,100	1,299,315

Commercial banks: 6.15%
BBCN Bancorp, Inc.*	211,775	2,001,274
City National Corp.	21,800	963,124
East West Bancorp, Inc.	74,100	1,463,475
Prosperity Bancshares, Inc.	29,400	1,186,290

		5,614,163

Commercial services & supplies: 2.28%
InnerWorkings, Inc.*	130,800	1,217,748
Interface, Inc., Class A	74,600	860,884

		2,078,632

Communications equipment: 3.22%
Aruba Networks, Inc.*	49,600	918,592
Finisar Corp.*	58,600	981,257
Netgear, Inc.*	30,900	1,037,313

		2,937,162

Computers & peripherals: 0.40%
SMART Technologies, Inc., Class A*	99,900	368,631

Construction & engineering: 0.83%
MasTec, Inc.*	43,500	755,595

Diversified consumer services: 0.97%
Coinstar, Inc.*	19,300	880,852

Electric utilities: 1.40%
Unisource Energy Corp.	34,700	1,281,124

Electrical equipment: 1.78%
Regal-Beloit Corp.	31,900	1,625,943
	Shares	Value

Electronic equipment, instruments & components: 2.52%
Badger Meter, Inc.	21,000	$618,030
InvenSense, Inc.*	77,753	774,420
Rofin-Sinar Technologies, Inc.*	39,600	904,860

		2,297,310

Energy equipment & services: 6.05%
C&J Energy Services, Inc.*	45,300	948,129
Dawson Geophysical Co.*	33,300	1,316,349
Dril-Quip, Inc.*	10,569	695,652
North American Energy Partners, Inc.*	161,000	1,036,840
Tetra Technologies, Inc.*	101,200	945,208
Willbros Group, Inc.*	158,400	581,328

		5,523,506

Health care equipment & supplies: 9.78%
CONMED Corp.*	37,900	972,893
Cooper Cos., Inc.	19,000	1,339,880
Greatbatch, Inc.*	77,000	1,701,700
Hill-Rom Holdings, Inc.	27,300	919,737
ICU Medical, Inc.*	25,400	1,143,000
Integra LifeSciences Holdings Corp.*	36,400	1,122,212
STERIS Corp.	31,000	924,420
Synovis Life Technologies, Inc.*	28,550	794,547

		8,918,389

Health care providers & services: 3.44%
Owens & Minor, Inc.	36,250	1,007,387
Patterson Cos., Inc.	29,300	864,936
PSS World Medical, Inc.*	52,400	1,267,556

		3,139,879

Health care technology: 0.32%
ePocrates, Inc.*	37,674	293,857

Hotels, restaurants & leisure: 3.74%
O’Charleys, Inc.*	145,200	797,148
Vail Resorts, Inc.	33,300	1,410,588
WMS Industries, Inc.*	58,500	1,200,420

		3,408,156

Household products: 2.83%
Central Garden and Pet Co., Class A*	96,100	799,552
Spectrum Brands Holdings, Inc.*	65,000	1,781,000

		2,580,552

Insurance: 1.63%
Validus Holdings Ltd.	47,100	1,483,650

Internet software & services: 1.82%
Digital River, Inc.*	33,700	506,174
ValueClick, Inc.*	70,700	1,151,703

		1,657,877

45

UBS Small-Cap Equity Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks—(Concluded)
Life sciences tools & services: 2.15%
Bio-Rad Laboratories, Inc., Class A*	20,400	$1,959,216

Machinery: 4.05%
CIRCOR International, Inc.	25,500	900,405
Greenbrier Cos., Inc.*	37,100	900,788
Kaydon Corp.	32,600	994,300
Nordson Corp.	21,800	897,724

		3,693,217

Media: 3.60%
Cinemark Holdings, Inc.	90,900	1,680,741
ReachLocal, Inc.*[1]	64,400	397,992
Valassis Communications, Inc.*	62,800	1,207,644

		3,286,377

Oil, gas & consumable fuels: 2.48%
Berry Petroleum Co., Class A	27,500	1,155,550
Kodiak Oil & Gas Corp.*	116,700	1,108,650

		2,264,200

Personal products: 1.55%
Prestige Brands Holdings, Inc.*	125,561	1,415,072

Real estate investment trust (REIT): 6.28%
Campus Crest Communities, Inc.	177,300	1,783,638
Hudson Pacific Properties, Inc.	84,800	1,200,768
LaSalle Hotel Properties	57,900	1,401,759
Summit Hotel Properties, Inc.	142,400	1,344,256

		5,730,421

Semiconductors & semiconductor equipment: 0.50%
ON Semiconductor Corp.*	59,000	455,480

Software: 8.00%
Cadence Design Systems, Inc.*	107,600	1,119,040
NICE Systems Ltd. ADR*	26,300	906,035
Nuance Communications, Inc.*	44,800	1,127,168
RealPage, Inc.*	31,500	796,005
	Shares	Value

Solera Holdings, Inc.	19,300	$859,622
SS&C Technologies Holdings, Inc.*	70,000	1,264,200
Tangoe, Inc.*	42,226	650,280
Websense, Inc.*	30,700	575,011

		7,297,361

Specialty retail: 0.84%
Francesca’s Holdings Corp.*	44,391	767,964

Textiles, apparel & luxury goods: 2.57%
Liz Claiborne, Inc.*	130,900	1,129,667
Movado Group, Inc.	66,604	1,210,195

		2,339,862

Thrifts & mortgage finance: 1.42%
Brookline Bancorp, Inc.	153,800	1,298,072

Trading companies & distributors: 2.46%
United Rentals, Inc.*	26,700	788,985
Watsco, Inc.	22,100	1,451,086

		2,240,071

Total common stocks
(cost $83,902,925)		87,523,000

Short-term investment: 3.87%
Investment company: 3.87%
UBS Cash Management Prime
Relationship Fund[2]
(cost $3,535,844)	3,535,844	3,535,844

Investment of cash collateral from securities loaned: 0.25%
UBS Private Money Market Fund LLC[2]
(cost $227,500)	227,500	227,500

Total investments: 100.06%
(cost $87,666,269)		91,286,344

Liabilities, in excess of cash and
other assets: (0.06)%		(59,124)

Net assets: 100.00%		$91,227,220

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $89,104,722; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$8,858,100
Gross unrealized depreciation	(6,676,478)

Net unrealized appreciation of investments	$2,181,622
For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 133.

*	Non-income producing security.

46

UBS Small-Cap Equity Relationship Fund
Portfolio of investments

December 31, 2011

[1]	Security, or portion thereof, was on loan at December 31, 2011.
[2]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

					Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/10	12/31/11	12/31/11	12/31/11	12/31/11

UBS Cash Management Prime Relationship Fund	$6,367,744	$34,786,213	$37,618,113	$3,535,844	$8,023

UBS Private Money Market Fund LLC[a]	4,577,175	24,256,131	28,605,806	227,500	753

	$10,944,919	$59,042,344	$66,223,919	$3,763,344	$8,776

[a]	The adviser does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$87,523,000	$—	$—	$87,523,000

Short-term investment	—	3,535,844	—	3,535,844

Investment of cash collateral from securities loaned	—	227,500	—	227,500

Total	$87,523,000	$3,763,344	$—	$91,286,344

See accompanying notes to financial statements.	47

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance
 For the 12 months ended December 31, 2011, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) declined 1.76%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 1.50%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

During the reporting period, stock selection was the main detractor from the Fund’s performance.

Portfolio performance summary
What worked

•	Stock selection among health care names made the largest positive contribution to Fund performance.

	–	Pharmasset, a biotechnology company, was by far the largest contributor to performance during the period. (For details, see “Portfolio highlights.”)

	–	Alexion Pharmaceuticals was a leading contributor to performance, mainly due to the strong sales growth of Soliris, its hematology treatment therapy. We believe that Alexion will continue to surprise the market with better-than-expected earnings growth and new indications for Soliris.

	–	UnitedHealth Group had strong performance during the period. The company’s continued successful execution in the managed care space has caught investors’ attention, who, in our opinion, have realized that UNH still has a viable position in the post healthcare reform world.

•	Some of the Fund’s financial stocks were positive for relative performance.

	–	Visa outperformed for the year as investors grew more confident that the company’s business model and market share will remain largely unaffected by the new Durbin regulations (a part of Dodd-Frank). (For details, see “Portfolio highlights.”)

	–	The Fund did not hold Bank of America, which had a significant weight in the Index. This proved beneficial for performance when the company’s shares declined due to problems relating to the ongoing integration of its Merrill Lynch acquisition, and to headwinds from the bank’s mortgage portfolio.

•	Several consumer staples stocks added to performance during the year. As equity markets struggled during the period, investors bid up the share prices of this sector.

	–	Kraft Foods, the world’s second largest food company, performed well during the review period. (For details, see “Portfolio highlights.”)

	–	Colgate-Palmolive was a significant contributor to performance when it reported better-than-expected earnings per share. (For details, see “Portfolio highlights.”)

•	Stock selection in the information technology sector was positive for performance. In particular, National Semiconductor’s shares rose strongly after Texas Instruments announced in April that it would acquire the company. National Semiconductor’s share price surged up 70% in one day. We sold this stock after its share price began trading close to our estimate of fair value.

48

UBS U.S. Equity Alpha Relationship Fund

•	Several short positions made a positive contribution to returns when the prices of these stocks declined.

	–	We took a short position in BMC Software, given our view that the company was reinvesting in lower-margin business units.

	–	The Fund held a short position in Ford Motor, based on our concerns regarding the company’s balance sheet. Ford’s stock price suffered in 2011, along with the entire auto industry. Weclosed our short position in May, and reallocated the proceeds into other investment opportunities.

	–	A short position in Halliburton contributed to performance as concerns over oilfield services profits increased given an unfavorable US regulatory environment. At the beginning of the fourth quarter, there were rumors in the market that Halliburton would have to pay out a settlement regarding the Macondo oil spill, which resulted in a sharp drop in the stock. We believed this drop was overdone, and decided to exit our short position.

What didn’t work

•	Financial stocks held in the Fund had a negative impact on relative performance. In particular, Citigroup, Morgan Stanley, MetLife and Goldman Sachs were large detractors from performance. Although the underlying fundamentals of the banking industry improved throughout the year, the stock prices of many financial firms fell. Macroeconomic concerns were focused on fears about increased financial regulations and the potential implications these may have on future earnings. Concerns about the European debt crisis also put downward pressure on the prices of globally diversified financial firms.

We believe that Citigroup and Morgan Stanley, which are trading at substantial discounts, and MetLife, which was oversold due to concerns regarding European exposure, remain attractively priced, so we continue to hold them. We sold our position in Goldman Sachs during the reporting period.

•	Stock selection in the energy sector was negative for performance. Notably, Ultra Petroleum was negatively impacted by natural gas prices, which fell below $3 during the period. (For details, see “Portfolio highlights.”)

We believe that energy prices will recover as the economy continues to improve, and that the Fund’s energy holdings will benefit.

•	Several individual stocks generated weak results.

	–	General Motors declined during the period. GM has faced competitive headwinds and macroeconomic uncertainty in North America and in Europe. Recently, it was negatively impacted by the news of fires in its Volt electric vehicles. We believe the company is attractively valued, and expect GM to successfully complete its turnaround.

	–	Shares of Hewlett-Packard declined due to continued management instability. After CEO Mark Hurd resigned amid allegations of misconduct, his successor announced that the company would exit the computer business. The board overruled that business plan and brought in Meg Whitman, the third CEO in less than a year. We believe Hewlett-Packard’s underlying business is strong, and that the stock will recover as the management situation stabilizes.

	–	The Fund’s position in Broadcom detracted from performance, particularly during the fourth quarter of 2011. The company’s stock price experienced considerable volatility due to the macro uncertainty and the market’s

49

UBS U.S. Equity Alpha Relationship Fund

concern about end-demand for technology. We believe that Broadcom is positioned to succeed, and we continue to hold the stock.

•	A short position to Church & Dwight detracted from returns when the company stock price rallied. This consumer staples company benefited from investors’ flight to stability. We believe that the company’s shares are unattractively priced at current levels, and therefore closed the position prior to period end.

Portfolio highlights

•	Pharmasset’s positive drug trials increased conviction for its hepatitis C virus inhibitor. Shares were up strongly after Gilead, the largest maker of HIV medicines, agreed to buy Pharmasset at a premium. Gilead’s purchase shows that the company is intent on becoming the leader in hepatitis medicines.

•	Visa remains the dominant provider of debit processing to US card issuers, and now has clarity on final debit rules. We believe pricing pressures will be modest, with Visa continuing to enjoy a significant market share, while also benefiting from the long-term transition from cash and check payments to plastic and electronic payment forms. We continue to believe Visa is attractively valued, and remain overweight.

•	We believe Colgate-Palmolive is a well-run company with a strong track record of organic growth. The company has a leading market position in favorable categories with a clear focus, such as oral care, and a high margin, high growth business with strong brand loyalty. Colgate also benefits from high exposure to the emerging markets, as well as strong innovation and branding capabilities. In our view, Colgate is attractively valued and is a top overweight in the portfolio.

•	At the beginning of August 2011, Kraft Foods announced its decision to divide into two companies, a North American grocery company and a global snack company. In our view, the company is undergoing a turnaround and improvement effort that we believe is not yet fully appreciated by the market. We see a renewed and increased focus on long-term growth by company management since Kraft separated from Altria in 2007; furthermore, we believe that the addition of Cadbury plc, which was acquired by Kraft in early 2010, should further improve the company’s growth profile, cost structure and economies of scale, especially in Europe and the emerging markets.

•	Ultra Petroleum suffered when the market experienced a flight to safety. Energy stocks were punished as investors perceived them as higher-risk and more susceptible to an economic slowdown. Weak natural gas prices have challenged Ultra, even though the company is still earning more than its cost of capital returns. We believe the stock should recover as industry gas volumes begin to come down later in 2012. This should be accelerated by reduced rig counts in key producing regions like the Haynesville shale.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

50

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended December 31, 2011 (unaudited)

	1 year	5 years	Inception[1]

UBS U.S. Equity Alpha Relationship Fund	(1.76)%	(2.26)%	1.70%

Russell 1000 Index[2]	1.50	(0.02)	2.77

[1]	Inception date of UBS U.S. Equity Alpha Relationship Fund is September 20, 2005.
[2]	The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from September 20, 2005, which is the Fund inception date, through December 31, 2011 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Top ten equity holdings (unaudited)[1,2]
As of December 31, 2011

Percentage of
net assets

Apple, Inc.	4.7%
Edison International	3.4
Adobe Systems, Inc.	3.2
Wells Fargo & Co.	3.1
PepsiCo, Inc.	3.1
Kraft Foods, Inc., Class A	3.0
NextEra Energy, Inc.	3.0
Amazon.com, Inc.	3.0
Visa, Inc., Class A	2.8
Time Warner, Inc.	2.8

Total	32.1%

[1]	Only long positions are considered for top ten holdings.
[2]	Figures represent the direct investments of UBS U.S. Equity Alpha Relationship Fund. Figures could be different if a breakdown of the underlying investment company was included.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2011

Common stocks
Aerospace & defense	4.91%
Air freight & logistics	1.74
Automobiles	1.40
Beverages	3.08
Biotechnology	5.00
Capital markets	2.90
Chemicals	2.66
Commercial banks	4.78
Commercial services & supplies	0.57
Communications equipment	2.57
Computers & peripherals	6.08
Construction materials	1.32
Diversified consumer services	1.06
Diversified financial services	5.65
Electric utilities	6.41
Energy equipment & services	4.38
Food & staples retailing	3.96
Food products	3.00
Health care equipment & supplies	2.83
Health care providers & services	1.98
Hotels, restaurants & leisure	3.41
Household products	2.64
Insurance	2.74
Internet & catalog retail	2.95
IT services	4.27
Life sciences tools & services	1.06
Machinery	3.18
Media	6.98
Metals & mining	0.53
Oil, gas & consumable fuels	9.55
Pharmaceuticals	6.78
Real estate investment trust (REIT)	1.94
Road & rail	2.90
Semiconductors & semiconductor equipment	4.60
Software	5.16
Specialty retail	1.24
Textiles, apparel & luxury goods	1.03

Total common stocks	127.24%
Investment company
SPDR S&P 500 ETF Trust	0.57%
Short-term investment	0.65

Total investments before
investments sold short	128.46%

Investments sold short
Common stocks
Capital markets	(1.14)%
Chemicals	(0.58)
Commercial banks	(2.46)
Consumer finance	(0.28)
Electronic equipment, instruments & components	(0.35)
Gas utilities	(0.49)
Health care equipment & supplies	(1.32)
Health care providers & services	(1.33)
Hotels, restaurants & leisure	(2.16)
Household products	(0.83)
Industrial conglomerates	(1.01)
IT services	(0.49)
Life sciences tools & services	(0.36)
Machinery	(0.71)
Media	(1.44)
Multiline retail	(2.12)
Multi-utilities	(1.67)
Oil, gas & consumable fuels	(1.65)
Pharmaceuticals	(2.10)
Real estate investment trust (REIT)	(0.61)
Semiconductors & semiconductor equipment	(1.67)
Software	(1.98)
Specialty retail	(1.17)
Trading companies & distributors	(0.46)
Water utilities	(1.40)

Total investments sold short	(29.78)%

Total investments, net of investments sold short	98.68
Cash and other assets, less liabilities	1.32

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of UBS U.S. Equity Alpha Relationship Fund. Figures would be different if a breakdown of the underlying investment company’s industry diversification was included.

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks: 127.24%
Aerospace & defense: 4.91%
Boeing Co.[1]	54,200	$3,975,570
General Dynamics Corp.[1]	70,300	4,668,623

		8,644,193

Air freight & logistics: 1.74%
FedEx Corp.[1]	36,600	3,056,466

Automobiles: 1.40%
General Motors Co.*[1]	121,700	2,466,859

Beverages: 3.08%
PepsiCo, Inc.[1]	81,600	5,414,160

Biotechnology: 5.00%
Acorda Therapeutics, Inc.*[1]	48,600	1,158,624
Alexion Pharmaceuticals, Inc.*[1]	33,000	2,359,500
Amylin Pharmaceuticals, Inc.*[1]	105,300	1,198,314
Gilead Sciences, Inc.*	55,300	2,263,429
Pharmasset, Inc.*[1]	14,200	1,820,440

		8,800,307

Capital markets: 2.90%
Invesco Ltd.	122,700	2,465,043
Morgan Stanley[1]	174,400	2,638,672

		5,103,715

Chemicals: 2.66%
Celanese Corp., Series A1	65,600	2,904,112
Dow Chemical Co.	61,600	1,771,616

		4,675,728

Commercial banks: 4.78%
US Bancorp[1]	106,200	2,872,710
Wells Fargo & Co.[1]	200,800	5,534,048

		8,406,758

Commercial services & supplies: 0.57%
Republic Services, Inc.	36,200	997,310

Communications equipment: 2.57%
Cisco Systems, Inc.[1]	182,100	3,292,368
QUALCOMM, Inc.[1]	22,500	1,230,750

		4,523,118

Computers & peripherals: 6.08%
Apple, Inc.*[1]	20,500	8,302,500
Hewlett-Packard Co.[1]	93,000	2,395,680

		10,698,180
	Shares	Value

Construction materials: 1.32%
Vulcan Materials Co.[1]	58,800	$2,313,780
Diversified consumer services: 1.06%
Apollo Group, Inc., Class A*[1]	34,700	1,869,289

Diversified financial services: 5.65%
Citigroup, Inc.[1]	150,350	3,955,708
CME Group, Inc.	5,700	1,388,919
JPMorgan Chase & Co.[1]	138,500	4,605,125

		9,949,752

Electric utilities: 6.41%
Edison International[1]	145,800	6,036,120
NextEra Energy, Inc.[1]	86,100	5,241,768

		11,277,888

Energy equipment & services: 4.38%
Baker Hughes, Inc.	19,000	924,160
Ensco PLC ADR	60,000	2,815,200
McDermott International, Inc.*	61,500	707,865
Noble Corp.*[1]	108,000	3,263,760

		7,710,985

Food & staples retailing: 3.96%
Kroger Co.[1]	178,500	4,323,270
Wal-Mart Stores, Inc.[1]	44,400	2,653,344

		6,976,614

Food products: 3.00%
Kraft Foods, Inc., Class A1	141,100	5,271,496

Health care equipment & supplies: 2.83%
Baxter International, Inc.[1]	45,400	2,246,392
Medtronic, Inc.[1]	71,400	2,731,050

		4,977,442

Health care providers & services: 1.98%
HCA Holdings, Inc.*[1]	69,100	1,522,273
UnitedHealth Group, Inc.[1]	38,700	1,961,316

		3,483,589

Hotels, restaurants & leisure: 3.41%
Carnival Corp.[1]	93,400	3,048,576
International Game Technology[1]	172,000	2,958,400

		6,006,976

Household products: 2.64%
Colgate-Palmolive Co.[1]	50,300	4,647,217

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks—(Concluded)
Insurance: 2.74%
Aflac, Inc.[1]	49,400	$2,137,044
MetLife, Inc.[1]	86,300	2,690,834

		4,827,878

Internet & catalog retail: 2.95%
Amazon.com, Inc.*[1]	30,000	5,193,000

IT services: 4.27%
ServiceSource International, Inc.*	164,900	2,587,281
Visa, Inc., Class A1	48,500	4,924,205

		7,511,486

Life sciences tools & services: 1.06%
Bio-Rad Laboratories, Inc., Class A*[1]	19,500	1,872,780

Machinery: 3.18%
Illinois Tool Works, Inc.[1]	78,900	3,685,419
PACCAR, Inc.[1]	50,800	1,903,476

		5,588,895

Media: 6.98%
Comcast Corp., Class A1	161,000	3,817,310
Time Warner, Inc.[1]	136,000	4,915,040
Viacom, Inc., Class B1	78,200	3,551,062

		12,283,412

Metals & mining: 0.53%
Steel Dynamics, Inc.[1]	70,900	932,335

Oil, gas & consumable fuels: 9.55%
EOG Resources, Inc.[1]	26,000	2,561,260
EQT Corp.	57,000	3,123,030
Exxon Mobil Corp.	52,100	4,415,996
Hess Corp.[1]	56,500	3,209,200
Peabody Energy Corp.	35,900	1,188,649
Ultra Petroleum Corp.*[1]	78,100	2,314,103

		16,812,238

Pharmaceuticals: 6.78%
Allergan, Inc.[1]	17,300	1,517,902
Hospira, Inc.*	29,400	892,878
Johnson & Johnson[1]	50,600	3,318,348
Merck & Co., Inc.[1]	120,800	4,554,160
Teva Pharmaceutical Industries Ltd. ADR	40,600	1,638,616

		11,921,904

Real estate investment trust (REIT): 1.94%
American Campus Communities, Inc.	34,700	1,456,012
Annaly Capital Management, Inc.[1]	122,600	1,956,696

		3,412,708
	Shares	Value

Road & rail: 2.90%
Hertz Global Holdings, Inc.*[1]	229,900	$2,694,428
Norfolk Southern Corp.[1]	33,100	2,411,666

		5,106,094

Semiconductors & semiconductor equipment: 4.60%
Broadcom Corp., Class A*[1]	90,900	2,668,824
Intersil Corp., Class A1	335,000	3,497,400
Skyworks Solutions, Inc.*	118,700	1,925,314

		8,091,538

Software: 5.16%
Adobe Systems, Inc.*[1]	197,900	5,594,633
Symantec Corp.*[1]	223,100	3,491,515

		9,086,148

Specialty retail: 1.24%
GameStop Corp., Class A*[1]	90,500	2,183,765

Textiles, apparel & luxury goods: 1.03%
Coach, Inc.	29,700	1,812,888

Total common stocks
(cost $218,489,918)		223,908,891

Investment company: 0.57%
SPDR S&P 500 ETF Trust
(cost $1,070,433)	8,000	1,004,000

Short-term investment: 0.65%
Investment company: 0.65%
UBS Cash Management Prime
Relationship Fund[2]
(cost $1,150,965)	1,150,965	1,150,965

Total investments before
investments sold short: 128.46%
(cost $220,711,316)		226,063,856

Investments sold short: (29.78)%
Common stocks: (29.78)%
Capital markets: (1.14)%
Charles Schwab Corp.	(81,200)	(914,312)
Northern Trust Corp.	(14,000)	(555,240)
T. Rowe Price Group, Inc.	(9,300)	(529,635)

		(1,999,187)

Chemicals: (0.58)%
EI Du Pont de Nemours & Co.	(8,900)	(407,442)
Praxair, Inc.	(5,800)	(620,020)

		(1,027,462)

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Investments sold short—(Continued)
Common stocks—(Continued)
Commercial banks: (2.46)%
Associated Banc-Corp.	(47,800)	$(533,926)
BB&T Corp.	(29,300)	(737,481)
M&T Bank Corp.	(8,500)	(648,890)
PNC Financial Services Group, Inc.	(24,500)	(1,412,915)
TCF Financial Corp.	(48,400)	(499,488)
Zions Bancorporation	(30,600)	(498,168)

		(4,330,868)

Consumer finance: (0.28)%
American Express Co.	(10,400)	(490,568)

Electronic equipment, instruments & components: (0.35)%
Jabil Circuit, Inc.	(30,900)	(607,494)

Gas utilities: (0.49)%
Questar Corp.	(43,700)	(867,882)

Health care equipment & supplies: (1.32)%
IDEXX Laboratories, Inc.	(8,600)	(661,856)
Intuitive Surgical, Inc.	(1,900)	(879,719)
Zoll Medical Corp.	(12,500)	(789,750)

		(2,331,325)

Health care providers & services: (1.33)%
Bio-Reference Labs, Inc.	(40,500)	(658,935)
Humana, Inc.	(11,400)	(998,754)
Laboratory Corp. of America Holdings	(7,900)	(679,163)

		(2,336,852)
Hotels, restaurants & leisure: (2.16)%
Choice Hotels International, Inc.	(25,800)	(981,690)
Hyatt Hotels Corp., Class A	(29,900)	(1,125,436)
Starwood Hotels & Resorts
Worldwide, Inc.	(35,300)	(1,693,341)

		(3,800,467)

Household products: (0.83)%
Church & Dwight Co., Inc.	(32,000)	(1,464,320)

Industrial conglomerates: (1.01)%
Tyco International Ltd.	(38,000)	(1,774,980)

IT services: (0.49)%
Cognizant Technology Solutions Corp.,
Class A	(13,300)	(855,323)
	Shares	Value

Life sciences tools & services: (0.36)%
Mettler-Toledo International, Inc.	(4,300)	$(635,153)

Machinery: (0.71)%
AGCO Corp.	(28,900)	(1,241,833)

Media: (1.44)%
Discovery Communications, Inc., Class A	(23,500)	(962,795)
Lamar Advertising Co., Class A	(57,400)	(1,578,500)

		(2,541,295)

Multiline retail: (2.12)%
Dollar General Corp.	(44,400)	(1,826,616)
JC Penney Co., Inc.	(31,200)	(1,096,680)
Nordstrom, Inc.	(16,400)	(815,244)

		(3,738,540)

Multi-utilities: (1.67)%
Consolidated Edison, Inc.	(27,200)	(1,687,216)
Integrys Energy Group, Inc.	(23,000)	(1,246,140)

		(2,933,356)

Oil, gas & consumable fuels: (1.65)%
ConocoPhillips	(6,200)	(451,794)
Pioneer Natural Resources Co.	(18,300)	(1,637,484)
Spectra Energy Corp.	(26,600)	(817,950)

		(2,907,228)

Pharmaceuticals: (2.10)%
Eli Lilly & Co.	(55,800)	(2,319,048)
Perrigo Co.	(14,200)	(1,381,660)

		(3,700,708)

Real estate investment trust (REIT): (0.61)%
AvalonBay Communities, Inc.	(4,200)	(548,520)
Equity Residential	(9,100)	(518,973)

		(1,067,493)

Semiconductors & semiconductor equipment: (1.67)%
Intel Corp.	(18,500)	(448,625)
KLA-Tencor Corp.	(15,000)	(723,750)
LSI Corp.	(185,900)	(1,106,105)
Microchip Technology, Inc.	(17,800)	(652,014)

		(2,930,494)

Software: (1.98)%
BMC Software, Inc.	(32,600)	(1,068,628)
Cadence Design Systems, Inc.	(66,800)	(694,720)

UBS U.S. Equity Alpha Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Investments sold short—(Concluded)
Common stocks—(Concluded)
Software—(Concluded)
Compuware Corp.	(82,100)	$(683,072)
Red Hat, Inc.	(9,700)	(400,513)
Synopsys, Inc.	(23,200)	(631,040)

		(3,477,973)

Specialty retail: (1.17)%
Abercrombie & Fitch Co., Class A	(13,500)	(659,340)
CarMax, Inc.	(24,200)	(737,616)
Williams-Sonoma, Inc.	(17,200)	(662,200)

		(2,059,156)

Trading companies & distributors: (0.46)%
Fastenal Co.	(18,700)	(815,507)
	Shares	Value

Water utilities: (1.40)%
American Water Works Co., Inc.	(43,600)	$(1,389,096)
Aqua America, Inc.	(49,100)	(1,082,655)

		(2,471,751)
Total investments sold short
(proceeds $47,454,308)		(52,407,215)

Total investments, net of investments
sold short: 98.68%		173,656,641

Cash and other assets,
less liabilities: 1.32%		2,319,932

Net assets: 100.00%		$175,976,573

Notes to portfolio of investments
 Aggregate cost for federal income tax purposes, before investments sold short, was $223,460,279; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$19,050,654
Gross unrealized depreciation	(16,447,077)

Net unrealized appreciation of investments	$2,603,577

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 133.

*	Non-income producing security.
[1]	All or a portion of these securities have been designated as collateral for open short positions.
[2]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/10	12/31/11	12/31/11	12/31/11	12/31/11

UBS Cash Management Prime Relationship Fund	$2,363,512	$60,002,457	$61,215,004	$1,150,965	$2,948

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$223,908,891	$—	$—	$223,908,891

Common stocks sold short	(52,407,215)	—	—	(52,407,215)

Investment company	1,004,000	—	—	1,004,000

Short-term investment	—	1,150,965	—	1,150,965

Total	$172,505,676	$1,150,965	$—	$173,656,641

See accompanying notes to financial statements.	57

UBS U.S. Large Cap Equity Relationship Fund

Portfolio performance
 For the 12 months ended December 31, 2011, UBS U.S. Large Cap Equity Relationship Fund (the “Fund”) declined 1.77%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 1.50%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

During the reporting period, stock selection was the main detractor from the Fund’s performance.

Portfolio performance summary
What worked

•	Stock selection among health care names made the largest positive contribution to Fund performance.

	–	Pharmasset, a biotechnology company, was by far the largest contributor to performance during the period. (For details, see “Portfolio highlights.”)

	–	Alexion Pharmaceuticals was a leading contributor to performance, mainly due to the strong sales growth of Soliris, its hematology treatment therapy. We believe that Alexion will continue to surprise the market with better-than-expected earnings growth and new indications for Soliris.

•	An underweight to the financial sector was positive for relative performance.

	–	The Fund did not hold Bank of America, which had a significant weight in the Index. This proved beneficial for performance when the company’s shares declined due to problems relating to the ongoing integration of its Merrill Lynch acquisition, and to headwinds from the bank’s mortgage portfolio.

	–	Visa outperformed for the year as investors grew more confident that the company’s business model and market share will remain largely unaffected by the new Durbin regulations (a part of Dodd-Frank). (For details, see “Portfolio highlights.”)

•	Several stock selection decisions were successful during the 12 months.

	–	In the information technology sector, National Semiconductor’s shares rose strongly after Texas Instruments announced in April that it would acquire the company. National Semiconductor’s share price surged up 70% in one day. We sold this stock after its share price began trading close to our estimate of fair value.

	–	Kraft Foods, the world’s second largest food company, performed well during the review period. (For details, see “Portfolio highlights.”)

•	Stock selection in the materials sector added value during the year.

	–	Celanese Corp., a global integrated producer of chemicals and advanced materials, was positive for performance. Investor sentiment toward the company grew when Celanese reported strong results due to higher-than-expected pricing, and raised its overall outlook.

	–	Shares of Martin Marietta gained while the Fund had a position in the company. We sold the stock towards year-end given its positive performance, and reallocated the proceeds into higher conviction investment opportunities.

UBS U.S. Large Cap Equity Relationship Fund

What didn’t work

•	Stock selection in the energy sector was negative for performance. Notably, Ultra Petroleum was negatively impacted by natural gas prices, which fell below $3 during the period. (For details, see “Portfolio highlights.”)

•	Several stock positions detracted from relative performance during the 12 months.

	–	General Motors declined during the period. GM has faced competitive headwinds and macroeconomic uncertainty in North America and in Europe. Recently, it was negatively impacted by the news of fires in its Volt electric vehicles. We believe the company is attractively valued, and expect GM to successfully complete its turnaround.

	–	Shares of Hewlett-Packard declined due to continued management instability. After CEO Mark Hurd resigned amid allegations of misconduct, his successor announced that the company would exit the computer business. The board overruled that business plan and brought in Meg Whitman, the third CEO in less than a year. We believe Hewlett-Packard’s underlying business is strong, and that the stock will recover as the management situation stabilizes.

•	The financial sector was the worst performer, both in the Index and for the Fund, over the one-year period. Notably, the Fund’s positions in Morgan Stanley, Citigroup and MetLife were large detractors from performance. Although the underlying fundamentals of the banking industry improved throughout the year, the stock prices of many financial firms fell. Macroeconomic concerns were focused on fears about increased financial regulations and the potential implications these may have on future earnings. Concerns about the European debt crisis also put downward pressure on the prices of globally diversified financial firms.

We believe that Citigroup and Morgan Stanley, which are trading at substantial discounts, and MetLife, which was oversold due to concerns regarding European exposure, remain attractively price, so we continue to hold them.

•	An underweight to the consumer staples and telecommunications sectors negatively impacted Fund returns. Several companies within these sectors benefited from a pronounced flight-to-quality during the market volatility that characterized 2011. The Fund’s reduced exposure to these names detracted from results.

Portfolio highlights

•	Pharmasset’s positive drug trials increased conviction for its hepatitis C virus inhibitor. Shares were up strongly after Gilead, the largest maker of HIV medicines, agreed to buy Pharmasset at a premium. Gilead’s purchase shows that the company is intent on becoming the leader in hepatitis medicines.

•	Visa remains the dominant provider of debit processing to US card issuers, and now has clarity on final debit rules. We believe pricing pressures will be modest, with Visa continuing to enjoy a significant market share, while also benefiting from the long-term transition from cash and check payments to plastic and electronic payment forms. We continue to believe Visa is attractively valued, and remain overweight.

•	At the beginning of August 2011, Kraft Foods announced its decision to divide into two companies, a North American grocery company and a global snack company. In our view, the company is undergoing a turnaround and improvement effort that we believe is not yet fully appreciated by the market. We see a renewed and

UBS U.S. Large Cap Equity Relationship Fund

increased focus on long-term growth by company management since Kraft separated from Altria in 2007; furthermore, we believe that the addition of Cadbury plc, which was acquired by Kraft in early 2010, should further improve the company’s growth profile, cost structure and economies of scale, especially in Europe and the emerging markets.

•	Ultra Petroleum suffered when the market experienced a flight to safety. Energy stocks were punished as investors perceived them as higher-risk and more susceptible to an economic slowdown. Weak natural gas prices have challenged Ultra, even though the company is still earning more than its cost of capital returns. We believe the stock should recover as industry gas volumes begin to come down later in 2012. This should be accelerated by reduced rig counts in key producing regions like the Haynesville shale.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS U.S. Large Cap Equity Relationship Fund

Average annual total returns for periods ended December 31, 2011 (unaudited)

	1 Year	5 Years	10 Years

UBS U.S. Large Cap Equity Relationship Fund	(1.77)%	(1.54)%	4.08%

Russell 1000 Index[1]	1.50	(0.02)	3.35

[1]	The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the US market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended December 31, 2011 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

61

UBS U.S. Large Cap Equity Relationship Fund

Top ten equity holdings (unaudited)
As of December 31, 2011
Percentage of
net assets

Apple, Inc.	4.1%
Wells Fargo & Co.	2.7
Kraft Foods, Inc., Class A	2.5
Comcast Corp., Class A	2.2
General Dynamics Corp.	2.2
Time Warner, Inc.	2.2
Exxon Mobil Corp.	2.1
JPMorgan Chase & Co.	2.1
Adobe Systems, Inc.	2.1
Citigroup, Inc.	2.0

Total	24.2%

Industry diversification (unaudited)
As a percentage of net assets as of December 31, 2011

Common stocks
Aerospace & defense	5.49%
Air freight & logistics	1.79
Automobiles	1.21
Biotechnology	3.73
Capital markets	2.46
Chemicals	3.19
Commercial banks	4.28
Communications equipment	2.02
Computers & peripherals	5.21
Construction materials	0.80
Diversified consumer services	0.93
Diversified financial services	5.18
Electric utilities	2.67
Energy equipment & services	4.90
Food & staples retailing	1.58
Food products	2.49
Health care equipment & supplies	2.96
Health care providers & services	2.30
Hotels, restaurants & leisure	2.53
Household products	2.00
Insurance	2.43
Internet & catalog retail	1.36
IT services	2.15
Life sciences tools & services	0.52
Machinery	1.93
Media	5.64
Multiline retail	1.39
Oil, gas & consumable fuels	7.11
Pharmaceuticals	4.99
Real estate investment trust (REIT)	0.89
Road & rail	1.47
Semiconductors & semiconductor equipment	3.22
Software	3.73
Specialty retail	0.99
Textiles, apparel & luxury goods	1.66

Total common stocks	97.20%

Short-term investment	3.69

Total investments	100.89%

Liabilities, in excess of cash and other assets	(0.89)

Net assets	100.00%

62

UBS U.S. Large Cap Equity Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks: 97.20%
Aerospace & defense: 5.49%
Boeing Co.	10,000	$733,500
General Dynamics Corp.	12,200	810,202
Textron, Inc.	25,900	478,891

		2,022,593

Air freight & logistics: 1.79%
FedEx Corp.	7,900	659,729

Automobiles: 1.21%
General Motors Co.*	22,100	447,967

Biotechnology: 3.73%
Acorda Therapeutics, Inc.*	11,000	262,240
Alexion Pharmaceuticals, Inc.*	6,900	493,350
Amylin Pharmaceuticals, Inc.*	18,300	208,254
Gilead Sciences, Inc.*	10,000	409,300

		1,373,144

Capital markets: 2.46%
Invesco Ltd.	21,100	423,899
Morgan Stanley	31,800	481,134

		905,033

Chemicals: 3.19%
Celanese Corp., Series A	14,000	619,780
Dow Chemical Co.	19,300	555,068

		1,174,848

Commercial banks: 4.28%
US Bancorp	21,100	570,755
Wells Fargo & Co.	36,500	1,005,940

		1,576,695

Communications equipment: 2.02%
Cisco Systems, Inc.	36,900	667,152
QUALCOMM, Inc.	1,400	76,580

		743,732

Computers & peripherals: 5.21%
Apple, Inc.*	3,700	1,498,500
Hewlett-Packard Co.	16,300	419,888

		1,918,388

Construction materials: 0.80%
Martin Marietta Materials, Inc.	3,911	294,928

Diversified consumer services: 0.93%
Apollo Group, Inc., Class A*	6,400	344,768
	Shares	Value

Diversified financial services: 5.18%
Citigroup, Inc.	28,370	$746,415
CME Group, Inc.	1,600	389,872
JPMorgan Chase & Co.	23,200	771,400

		1,907,687
Electric utilities: 2.67%
Edison International	11,400	471,960
NextEra Energy, Inc.	8,400	511,392

		983,352
Energy equipment & services: 4.90%
Baker Hughes, Inc.	8,200	398,848
Ensco PLC ADR	10,100	473,892
McDermott International, Inc.*	40,600	467,306
Noble Corp.*	15,400	465,388

		1,805,434
Food & staples retailing: 1.58%
Kroger Co.	24,000	581,280

Food products: 2.49%
Kraft Foods, Inc., Class A	24,600	919,056

Health care equipment & supplies: 2.96%
Baxter International, Inc.	9,400	465,112
Medtronic, Inc.	16,400	627,300

		1,092,412
Health care providers & services: 2.30%
HCA Holdings, Inc.*	15,100	332,653
UnitedHealth Group, Inc.	10,200	516,936

		849,589
Hotels, restaurants & leisure: 2.53%
Carnival Corp.	16,000	522,240
International Game Technology	23,900	411,080

		933,320
Household products: 2.00%
Colgate-Palmolive Co.	8,000	739,120

Insurance: 2.43%
Aflac, Inc.	10,000	432,600
MetLife, Inc.	14,800	461,464

		894,064
Internet & catalog retail: 1.36%
Amazon.com, Inc.*	2,900	501,990

63

UBS U.S. Large Cap Equity Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks—(Concluded)
IT services: 2.15%
ServiceSource International, Inc.*	13,100	$205,539
Visa, Inc., Class A	5,800	588,874

		794,413

Life sciences tools & services: 0.52%
Bio-Rad Laboratories, Inc., Class A*	2,000	192,080

Machinery: 1.93%
Illinois Tool Works, Inc.	15,200	709,992

Media: 5.64%
Comcast Corp., Class A	34,200	810,882
Time Warner, Inc.	22,000	795,080
Viacom, Inc., Class B	10,400	472,264

		2,078,226

Multiline retail: 1.39%
Kohl’s Corp.	10,400	513,240

Oil, gas & consumable fuels: 7.11%
EOG Resources, Inc.	5,700	561,507
Exxon Mobil Corp.	9,200	779,792
Hess Corp.	10,400	590,720
Peabody Energy Corp.	9,500	314,545
Ultra Petroleum Corp.*	12,600	373,338

		2,619,902

Pharmaceuticals: 4.99%
Allergan, Inc.	4,000	350,960
Hospira, Inc.*	13,100	397,847
Merck & Co., Inc.	19,400	731,380
Teva Pharmaceutical Industries Ltd. ADR	8,900	359,204

		1,839,391

Real estate investment trust (REIT): 0.89%
Annaly Capital Management, Inc.	20,500	327,180
	Shares	Value

Road & rail: 1.47%
Hertz Global Holdings, Inc.*	46,200	$541,464

Semiconductors & semiconductor equipment: 3.22%
Atmel Corp.*	23,500	190,350
Broadcom Corp., Class A*	11,500	337,640
Intersil Corp., Class A	31,100	324,684
Skyworks Solutions, Inc.*	20,500	332,510

		1,185,184
Software: 3.73%
Adobe Systems, Inc.*	26,900	760,463
Symantec Corp.*	39,200	613,480

		1,373,943
Specialty retail: 0.99%
GameStop Corp., Class A*	15,100	364,363

Textiles, apparel & luxury goods: 1.66%
Coach, Inc.	10,000	610,400

Total common stocks
(cost $35,241,594)		35,818,907

Short-term investment: 3.69%
Investment company: 3.69%
UBS Cash Management Prime
Relationship Fund[1]
(cost $1,359,656)	1,359,656	1,359,656

Total investments: 100.89%
(cost $36,601,250)		37,178,563

Liabilities, in excess of cash
and other assets: (0.89)%		(327,988)

Net assets: 100.00%		$36,850,575

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $37,511,639; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$2,250,224
Gross unrealized depreciation	(2,583,300)

Net unrealized depreciation of investments	$(333,076)
For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 133.

*	Non-income producing security.

64

UBS U.S. Large Cap Equity Relationship Fund
Portfolio of investments

December 31, 2011

[1]	The table below details the Fund’s investments in a fund that is advised by the same advisor does not earn a by management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/10	12/31/11	12/31/11	12/31/11	12/31/11

UBS Cash Management Prime Relationship Fund	$768,221	$13,550,994	$12,959,559	$1,359,656	$1,124

The following is a summary of the inputs used as of December 31, 2011 in valuing the

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$35,818,907	$—	$—	$35,818,907

Short-term investment	—	1,359,656	—	1,359,656

Total	$35,818,907	$1,359,656	$—	$37,178,563

See accompanying notes to financial statements.	65

UBS U.S. Large Cap Growth Equity Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2011, UBS U.S. Large Cap Growth Equity Relationship Fund (the “Fund”) returned 1.99%, while the Fund’s benchmark, the Russell 1000 Growth Index (the “Index”), returned 2.64%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s underperformance was due primarily to stock selection decisions.

Portfolio performance summary
What worked

•	Stock selection among information technology names made the largest positive contribution to Fund performance.

	–	Visa outperformed during the year as investors gained further comfort that the company’s business model and market share will remain largely unaffected by the new Durbin regulations (part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010). (For details, see “Portfolio highlights.”)

	–	Shares of Teradata, a data analytics company, were up strongly in response to the proliferation of smart phones and tablets. As businesses seek to gather data and use it to position themselves for growth, we believe the demand for the company’s services will increase.

	–	Apple’s shares gained as investors anticipated a new iPhone release in the third quarter of 2011, as well as in response to strong near-term iPad and iPhone results. Excellent quarterly earnings confirmed Apple’s fundamental momentum.

	–	The Fund’s relative performance benefited from our decision not to hold Cisco and Hewlett-Packard, two names that are in the benchmark and endured a difficult year.
•	Stock selection in the industrials sector contributed positively during the year.

	–	The share price of Precision Castparts, a manufacturer for the power generation and aerospace industries, rose steadily during 2011. We sold the position in October, after it reached our price target.

	–	Union Pacific surprised on the upside during the second half of the year. After economic concerns arose during the summer, freight traffic demonstrated a resilience that the market had not expected, benefiting the railroad’s stock price.

•	An overweight to consumer discretionary stocks resulted from our strong conviction about many of these names, and enhanced Fund performance. Notably, McDonald’s, the largest food service company in the world, outperformed due to reporting better-than-expected same-store sales across its divisions. It also continued to experience success with new menu items.

•	Other successful stock selection decisions included the Fund’s position in Allergan. Allergan, the maker of Botox, outperformed due to strong prescription growth in its core ophthalmology business and continued

UBS U.S. Large Cap Growth Equity Relationship Fund

investor enthusiasm for its new Botox for Migraine product. The company’s relative lack of exposure to drug price cuts in the European Union, combined with exposure to government reimbursement in the US, has made it a relative safe haven. (For details, see “Portfolio highlights.”)

What didn’t work

•	An underweight to consumer staples detracted from relative performance. Several companies within the sector demonstrated stable growth during the volatile market environment that characterized 2011. The Fund’s reduced exposure to these names was negative for performance.

•	Stock selection in the energy sector was negative for performance.

	–	The Fund continues to avoid Exxon Mobil, which we believe has limited production growth potential. During the review period, however, Exxon Mobil outperformed the market and many other energy names. The stock benefited from macroeconomic stress and rising oil prices. Because Exxon represents 5% of the benchmark index, the Fund’s relative performance suffered. (For details, see “Portfolio highlights.”)

	–	Shares of Cimarex Energy underperformed as a result of reduced production in its Gulf wells. We sold out of the position in August.

•	Certain individual holdings detracted from the Fund’s results.

	–	Riverbed Technology, a provider of wide area network (WAN) acceleration products, underperformed primarily due to second quarter earnings results. The company disappointed on revenue due to some budget tightening and recent management changes in the EMEA region. (For details, see “Portfolio highlights.”)

	–	Goldman Sachs lagged during the period as uncertainties regarding the regulatory environment continued to be a headwind. The potential impact of new regulations on future earnings led many investors to sell their shares. We closed the Fund’s position in Goldman during the second quarter of the year.

Portfolio highlights

•	Visa remains the dominant provider of debit processing to U.S. card issuers, and now has clarity on final debit rules, as set forth by the Durbin Amendment. We believe pricing pressures will be modest, with Visa continuing to enjoy a significant market share while benefiting from the long-term transition from cash and check payments to plastic and electronic payment forms. We continue to believe Visa is attractively valued, and continue to hold an overweight position.

•	Allergan is a specialty pharmaceutical company with a focus on dermatology and eye care. Its flagship Botox product has done extremely well in the cosmetic indication, and continues to be developed for additional therapeutic uses. Botox has excellent pricing power as a result of its de facto monopoly position. Overall, we believe the company’s product portfolio is attractive due to its relative insulation from the negative trends affecting most pharmaceuticals, such as pricing pressure, generic risks and Medicare exposure.

•	Exxon Mobil remains an underweight as we prefer smaller, more specialized companies in the exploration and production, and oil services spaces. These companies are more reliant on their ability to execute on an opportunity,

UBS U.S. Large Cap Growth Equity Relationship Fund

and less dependent on the current price of oil for their future earnings growth. Over the longer term, we believe that companies with low cost, high growth, unique domestic asset bases will outperform larger names like Exxon.

•	We believe that Riverbed Technology demonstrates several favorable characteristics. These include technology leadership, relatively low penetration (at just 20%), and a high return on investment (ROI) component to deployment that should resonate in strong or difficult macro environments.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS U.S. Large Cap Growth Equity Relationship Fund

Average annual total returns for periods ended December 31, 2011 (unaudited)

	1 year	5 years	Inception[1]

UBS U.S. Large Cap Growth Equity Relationship Fund	1.99%	4.59%	5.23%

Russell 1000 Growth Index[2]	2.64	2.50	3.84

[1]	Inception date of UBS U.S. Large Cap Growth Equity Relationship Fund is November 7, 2005.
[2]	The Russell 1000 Growth Index is designed to measure the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from November 7, 2005, which is the Fund inception date, through December 31, 2011 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Large Cap Growth Equity Relationship Fund

Top ten equity holdings (unaudited)
As of December 31, 2011
Percentage of
net assets

Apple, Inc.	6.8%
Google, Inc., Class A	4.4
Visa, Inc., Class A	4.1
Amazon.com, Inc.	3.8
CVS Caremark Corp.	3.3
Estee Lauder Cos., Inc., Class A	3.3
Express Scripts, Inc.	3.1
Las Vegas Sands Corp.	3.1
McDonald’s	3.0
Priceline.com, Inc.	3.0

Total	37.9%

Industry diversification (unaudited)
As a percentage of net assets as of December 31, 2011

Common stocks
Air freight & logistics	1.94%
Chemicals	5.05
Communications equipment	4.76
Computers & peripherals	10.66
Diversified financial services	2.07
Electrical equipment	1.41
Energy equipment & services	3.70
Food & staples retailing	3.26
Food products	1.97
Health care equipment & supplies	1.36
Health care providers & services	3.13
Hotels, restaurants & leisure	7.43
Industrial conglomerates	2.09
Internet & catalog retail	6.78
Internet software & services	8.75
IT services	4.81
Life sciences tools & services	2.34
Media	1.42
Multiline retail	1.26
Oil, gas & consumable fuels	5.64
Personal products	3.25
Pharmaceuticals	4.52
Road & rail	1.23
Software	3.09
Textiles, apparel & luxury goods	4.08
Wireless telecommunication services	2.52

Total common stocks	98.52%

Short-term investment	2.25

Total investments	100.77%

Liabilities, in excess of cash and other assets	(0.77)

Net assets	100.00%

70

UBS U.S. Large Cap Growth Equity Relationship Fund
 Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks: 98.52%
Air freight & logistics: 1.94%
C.H. Robinson Worldwide, Inc.	35,400	$2,470,212

Chemicals: 5.05%
Ecolab, Inc.	24,000	1,387,440
FMC Corp.	16,800	1,445,472
Monsanto Co.	14,100	987,987
Sherwin-Williams Co.	29,100	2,597,757

		6,418,656
Communications equipment: 4.76%
QUALCOMM, Inc.	64,700	3,539,090
Riverbed Technology, Inc.*	106,900	2,512,150

		6,051,240
Computers & peripherals: 10.66%
Apple, Inc.*	21,400	8,667,000
EMC Corp.*	131,400	2,830,356
NetApp, Inc.*	56,500	2,049,255

		13,546,611
Diversified financial services: 2.07%
CME Group, Inc.	10,800	2,631,636

Electrical equipment: 1.41%
Roper Industries, Inc.	20,600	1,789,522

Energy equipment & services: 3.70%
FMC Technologies, Inc.*	53,500	2,794,305
Schlumberger Ltd.	27,900	1,905,849

		4,700,154
Food & staples retailing: 3.26%
CVS Caremark Corp.	101,700	4,147,326

Food products: 1.97%
Kellogg Co.	49,500	2,503,215

Health care equipment & supplies: 1.36%
Edwards Lifesciences Corp.*	24,500	1,732,150

Health care providers & services: 3.13%
Express Scripts, Inc.*	88,900	3,972,941

Hotels, restaurants & leisure: 7.43%
Chipotle Mexican Grill, Inc.*	4,900	1,654,926
Las Vegas Sands Corp.*	92,300	3,943,979
McDonald’s Corp.	38,300	3,842,639

		9,441,544
	Shares	Value

Industrial conglomerates: 2.09%
Danaher Corp.	56,400	$2,653,056

Internet & catalog retail: 6.78%
Amazon.com, Inc.*	27,600	4,777,560
Priceline.com, Inc.*	8,200	3,835,222

		8,612,782
Internet software & services: 8.75%
Baidu, Inc. ADR*	24,200	2,818,574
Google, Inc., Class A*	8,600	5,554,740
MercadoLibre, Inc.	20,600	1,638,524
Sina Corp.*	21,300	1,107,600

		11,119,438
IT services: 4.81%
Teradata Corp.*	18,900	916,839
Visa, Inc., Class A	51,200	5,198,336

		6,115,175
Life sciences tools & services: 2.34%
Agilent Technologies, Inc.*	85,000	2,969,050

Media: 1.42%
Discovery Communications, Inc., Class A*	44,200	1,810,874

Multiline retail: 1.26%
Dollar General Corp.*	38,800	1,596,232

Oil, gas & consumable fuels: 5.64%
Cabot Oil & Gas Corp.	12,000	910,800
Concho Resources, Inc.*	31,000	2,906,250
CONSOL Energy, Inc.	34,900	1,280,830
EOG Resources, Inc.	21,000	2,068,710

		7,166,590
Personal products: 3.25%
Estee Lauder Cos., Inc., Class A	36,800	4,133,376

Pharmaceuticals: 4.52%
Allergan, Inc.	38,800	3,404,312
Watson Pharmaceuticals, Inc.*	38,900	2,347,226

		5,751,538
Road & rail: 1.23%
Union Pacific Corp.	14,800	1,567,912

Software: 3.09%
Oracle Corp.	50,500	1,295,325
Salesforce.com, Inc.*	25,900	2,627,814

		3,923,139
71

UBS U.S. Large Cap Growth Equity Relationship Fund
 Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks—(Concluded)
Textiles, apparel & luxury goods: 4.08%
NIKE, Inc., Class B	25,200	$2,428,524
Polo Ralph Lauren Corp.	20,000	2,761,600
		5,190,124

Wireless telecommunication services: 2.52%
Crown Castle International Corp.*	71,500	3,203,200

Total common stocks
(cost $123,015,209)		125,217,693
	Shares	Value

Short-term investment: 2.25%
Investment company: 2.25%
UBS Cash Management Prime
Relationship Fund[1]
(cost $2,858,785)	2,858,785	$2,858,785

Total investments: 100.77%
(cost $125,873,994)		128,076,478

Liabilities, in excess of cash and
other assets: (0.77)%		(973,752)

Net assets: 100.00%		$127,102,726

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $126,679,514; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$6,997,017
Gross unrealized depreciation	(5,600,053)

Net unrealized appreciation of investments	$1,396,964

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 133.

*	Non-income producing security.
[1]	The table below details the Fund’s investments in funds advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

					Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/10	12/31/11	12/31/11	12/31/11	12/31/11

UBS Cash Management Prime Relationship Fund	$160,351	$39,482,630	$36,784,196	$2,858,785	$3,010

UBS Private Money Market Fund LLC[a]	1,215,500	11,420,185	12,635,685	—	82

	$1,375,851	$50,902,815	$49,419,881	$2,858,785	$3,092

[a]	The adviser does earn a management fee from this affiliated fund, and any income earned is net of expenses. Please see the Notes to financial statements for further information.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common stocks	$ 125,217,693	$—	$—	$125,217,693

Short-term investment	—	2,858,785	—	2,858,785

Total	$125,217,693	$2,858,785	$—	$128,076,478

72	See accompanying notes to financial statements.

UBS Credit Bond Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2011, UBS Credit Bond Relationship Fund (the “Fund”), returned 7.60%. For comparison purposes, the Barclays Capital US Credit Index (the “Index”) returned 8.35% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund posted a positive return, but underperformed the Index during the period, due largely to issue selection.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were used to manage the Fund’s duration and yield curve positioning, while credit default swaps were used to implement specific credit-related investment strategies. Derivatives play a role in the overall portfolio construction process but are just one of the tools we utilized to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. With that in mind, overall, the Fund’s yield curve positioning contributed strongly to performance, duration positioning had a slightly negative impact on performance, and sector allocation and security selection produced mixed results.

Portfolio performance summary
What worked

•	Yield curve positioning was a positive for performance. We had a yield curve-flattening bias in the portfolio for much of the second half of the review period, as we expected longer-term rates to decline and the difference between short- and long-term rates to narrow. This was a positive for results, as the yield curve flattened as expected.

•	Issue selection in several sectors was beneficial. Issue selection of foreign agency securities modestly contributed to performance. In addition, issue selection of Build America Bonds (BABs) was a positive for results, as the Fund’s holdings outperformed the Index. (BABs are taxable municipal bonds that offer special tax credits and federal subsidies for the bond issuer.)

What didn’t work

•	Security selection of investment grade bonds issued by banks detracted from results. We emphasized more liquid, higher beta (higher risk) US banks. The spreads on these bonds widened due to fears of contagion from the European sovereign debt crisis, uncertainties regarding new financial regulations and ongoing weakness in the housing market. (The spread measures the difference between the yields paid on non-government securities versus those paid on government securities of comparable duration.)

•	Sector positioning, overall, was a negative for performance. Having a modest overweight to investment grade financials was detrimental for results, as they were among the weakest-performing sectors during the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

73

UBS Credit Bond Relationship Fund

Average annual total returns for periods ended December 31, 2011 (unaudited)

	1 year	5 years	Inception[1]

UBS Credit Bond Relationship Fund	7.60%	5.33%	5.22%

Barclays Capital US Credit Index[2]	8.35	6.80	5.77

[1]	Inception date of UBS Credit Bond Relationship Fund is September 15, 2003.
[2]	The Barclays Capital US Credit Index is an unmanaged sub-index of the Barclays Capital US Government/Credit Index, which includes Treasuries (i.e., public obligations of the US Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD corporates. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from September 15, 2003, which is the Fund inception date, through December 31, 2011 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth or less than their original cost. Current performance may be higher or lower than the performance data quoted.

74

UBS Credit Bond Relationship Fund

Top ten long-term fixed income holdings (unaudited)
As of December 31, 2011
Percentage of
net assets

US Treasury Notes,
0.250%, due 11/30/13	2.7%
US Treasury Notes,
0.875%, due 11/30/16	2.5
JPMorgan Chase & Co.,
3.150%, due 07/05/16	1.5
European Investment Bank,
1.250%, due 09/17/13	1.2
Comcast Corp.,
6.300%, due 11/15/17	1.1
Morgan Stanley,
6.625%, due 04/01/18	1.0
Time Warner Cable, Inc.,
6.750%, due 07/01/18	1.0
Anadarko Petroleum Corp.,
5.950%, due 09/15/16	1.0
Time Warner, Inc.,
3.150%, due 07/15/15	0.9
Pacific Bell Telephone Co.,
7.125%, due 03/15/26	0.9

Total	13.8%

75

UBS Credit Bond Relationship Fund

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2011

Bonds
Corporate bonds
Aerospace & defense	1.19%
Automobiles	0.80
Beverages	1.56
Biotechnology	0.13
Building products	0.24
Capital markets	5.39
Chemicals	0.92
Commercial banks	6.04
Commercial services & supplies	1.11
Communications equipment	0.13
Computers & peripherals	0.65
Consumer finance	0.56
Diversified financial services	8.55
Diversified telecommunication services	4.30
Electric utilities	2.32
Energy equipment & services	0.93
Food & staples retailing	1.84
Food products	1.89
Gas utilities	0.20
Health care providers & services	1.37
Household durables	0.28
Household products	0.18
Independent power producers & energy traders	0.55
Insurance	3.59
IT services	0.36
Leisure equipment & products	0.25
Life sciences tools & services	0.44
Machinery	0.73
Media	6.22
Metals & mining	3.03
Multi-utilities	1.74
Office electronics	0.49
Oil, gas & consumable fuels	10.41
Paper & forest products	0.33
Pharmaceuticals	1.10
Real estate investment trust (REIT)	1.15
Road & rail	0.92
Semiconductors & semiconductor equipment	0.59
Software	0.13
Specialty retail	0.80
Tobacco	1.49
Wireless telecommunication services	2.92

Total corporate bonds	77.82%
Asset-backed securities	0.52%
Commercial mortgage-backed security	0.29
Municipal bonds	5.09
US government obligations	7.36
Non-US government obligations	4.22
Supranational bonds	1.56

Total bonds	96.86%

Preferred stock	0.01
Short-term investment	2.34

Total investments	99.21%

Cash and other assets, less liabilities	0.79

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of UBS Credit Bond Relationship Fund. Figures would be different if a breakdown of derivatives exposure was included.

76

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount	Value

Bonds: 96.86%
Corporate bonds: 77.82%
Australia: 1.04%
National Australia Bank Ltd.,
3.000%, due 07/27/16[1]	$1,585,000	$1,579,085
Rio Tinto Finance USA Ltd.,
3.750%, due 09/20/21	1,000,000	1,047,862
9.000%, due 05/01/19	2,400,000	3,275,450

Total Australia corporate bonds		5,902,397

Austria: 0.66%
Oesterreichische Kontrollbank AG,
1.875%, due 03/21/12	3,750,000	3,757,541

Bermuda: 0.28%
Axis Capital Holdings Ltd.,
5.750%, due 12/01/14	1,000,000	1,051,429
Validus Holdings Ltd.,
8.875%, due 01/26/40	500,000	546,249

Total Bermuda corporate bonds		1,597,678

Brazil: 0.50%
Petrobras International Finance Co.,
5.375%, due 01/27/21	1,640,000	1,718,212
5.875%, due 03/01/18	1,000,000	1,094,369

Total Brazil corporate bonds		2,812,581

Canada: 2.58%
Agrium, Inc.,
6.125%, due 01/15/41	950,000	1,178,333
Barrick Gold Corp.,
2.900%, due 05/30/16	2,420,000	2,483,750
Cenovus Energy, Inc.,
4.500%, due 09/15/14	2,975,000	3,204,914
EnCana Corp.,
5.900%, due 12/01/17	1,110,000	1,258,131
Petro-Canada,
6.800%, due 05/15/38	1,100,000	1,420,293
Teck Resources Ltd.,
6.250%, due 07/15/41	1,650,000	1,906,101
TransCanada PipeLines Ltd.,
7.625%, due 01/15/39	1,590,000	2,293,154
Xstrata Canada Financial Corp.,
4.950%, due 11/15/21[1]	810,000	827,516

Total Canada corporate bonds		14,572,192

Cayman Islands: 1.53%
Transocean, Inc.,
6.000%, due 03/15/18	2,950,000	3,014,962
6.800%, due 03/15/38	500,000	503,969
	Face
	amount	Value

Vale Overseas Ltd.,
4.625%, due 09/15/20	$2,475,000	$2,559,408
6.875%, due 11/21/36	2,240,000	2,550,354

Total Cayman Islands corporate bonds		8,628,693

France: 0.41%
RCI Banque SA,
4.600%, due 04/12/16[1]	590,000	561,612
Total Capital SA,
2.300%, due 03/15/16	1,700,000	1,744,753

Total France corporate bonds		2,306,365

Ireland: 0.44%
Governor & Co. of the Bank of Ireland,
2.750%, due 03/02/12[1]	2,500,000	2,478,277

Luxembourg: 1.21%
Covidien International Finance SA,
4.200%, due 06/15/20	1,000,000	1,094,961
Enel Finance International SA,
3.875%, due 10/07/14[1]	1,100,000	1,070,842
Telecom Italia Capital SA,
5.250%, due 11/15/13	4,895,000	4,702,059

Total Luxembourg corporate bonds		6,867,862

Malaysia: 0.21%
Petronas Capital Ltd.,
5.250%, due 08/12/19[1]	1,055,000	1,184,047

Mexico: 0.60%
America Movil SAB de CV,
2.375%, due 09/08/16	3,075,000	3,066,433
5.000%, due 03/30/20	275,000	303,812

Total Mexico corporate bonds		3,370,245

Netherlands: 0.68%
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA,
5.250%, due 05/24/41	830,000	813,627
EDP Finance BV,
6.000%, due 02/02/18[1]	825,000	693,976
Siemens Financieringsmaatschappij NV,
6.125%, due 08/17/26[1]	900,000	1,092,533
Volkswagen International Finance NV,
1.625%, due 08/12/13[1]	1,270,000	1,273,489

Total Netherlands corporate bonds		3,873,625

77

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
Netherlands Antilles: 0.49%
Teva Pharmaceutical Finance II BV,
3.000%, due 06/15/15	$875,000	$911,191
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21	1,850,000	1,881,700

Total Netherlands Antilles corporate bonds		2,792,891

Norway: 0.19%
Eksportfinans ASA,
5.000%, due 02/14/12	1,054,000	1,049,318

Qatar: 0.45%
Qtel International Finance Ltd.,
7.875%, due 06/10/19[1]	1,000,000	1,218,750
Ras Laffan Liquefied Natural
Gas Co. Ltd. III,
5.500%, due 09/30/14[1]	1,250,000	1,337,500

Total Qatar corporate bonds		2,556,250

South Africa: 0.27%
AngloGold Ashanti Holdings PLC,
5.375%, due 04/15/20	1,550,000	1,539,855

South Korea: 0.77%
Export-Import Bank of Korea,
5.875%, due 01/14/15	4,075,000	4,370,332

Spain: 0.70%
Telefonica Emisiones SAU,
5.462%, due 02/16/21	1,360,000	1,297,802
6.221%, due 07/03/17	2,625,000	2,690,257

Total Spain corporate bonds		3,988,059

Sweden: 0.55%
Nordea Bank AB,
4.875%, due 05/13/21[1]	1,535,000	1,297,394
Svenska Handelsbanken AB,
3.125%, due 07/12/16	1,780,000	1,790,235

Total Sweden corporate bonds		3,087,629

United Kingdom: 2.50%
Barclays Bank PLC,
5.140%, due 10/14/20	95,000	80,416
BP Capital Markets PLC,
3.875%, due 03/10/15	2,030,000	2,167,648
5.250%, due 11/07/13	750,000	804,423
British Telecommunications PLC,
9.625%, due 12/15/30	575,000	810,348
Diageo Capital PLC,
4.828%, due 07/15/20	710,000	802,875
	Face
	amount	Value

HSBC Holdings PLC,
4.875%, due 01/14/22	$3,700,000	$3,910,504
6.100%, due 01/14/42	2,000,000	2,266,930
PPL WEM Holdings PLC,
3.900%, due 05/01/16[1]	610,000	611,468
Vodafone Group PLC,
5.625%, due 02/27/17	2,300,000	2,670,608

Total United Kingdom corporate bonds		14,125,220

United States: 61.76%
Allergan, Inc.,
5.750%, due 04/01/16	1,390,000	1,609,020
Allied Waste North America, Inc.,
6.875%, due 06/01/17	2,300,000	2,432,250
Altria Group, Inc.,
9.950%, due 11/10/38	1,250,000	1,901,228
Ameren Corp.,
8.875%, due 05/15/14	1,000,000	1,120,566
American International Group, Inc.,
4.250%, due 09/15/14	950,000	922,572
Amgen, Inc.,
6.400%, due 02/01/39	625,000	736,942
Anadarko Petroleum Corp.,
5.950%, due 09/15/16	4,775,000	5,412,701
Anheuser-Busch InBev Worldwide, Inc.,
4.125%, due 01/15/15	4,500,000	4,851,729
5.000%, due 04/15/20	2,350,000	2,693,546
Apache Corp.,
5.250%, due 02/01/42	1,550,000	1,852,186
Appalachian Power Co.,
4.600%, due 03/30/21	1,290,000	1,414,688
Aristotle Holding, Inc.,
4.750%, due 11/15/21[1]	850,000	879,555
AT&T Corp.,
6.500%, due 03/15/29	1,800,000	2,152,055
AT&T, Inc.,
4.450%, due 05/15/21	1,975,000	2,169,466
AvalonBay Communities, Inc., REIT,
3.950%, due 01/15/21	810,000	808,589
Bank of America Corp.,
3.625%, due 03/17/16	1,205,000	1,110,746
3.750%, due 07/12/16	460,000	425,923
5.000%, due 05/13/21	850,000	774,210
5.420%, due 03/15/17	3,375,000	3,044,959
6.500%, due 08/01/16	1,865,000	1,878,185
Boeing Co.,
4.875%, due 02/15/20	1,750,000	2,043,261
8.750%, due 08/15/21	425,000	620,050
Bristol-Myers Squibb Co.,
5.875%, due 11/15/36	580,000	738,038

78

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Burlington Northern Santa Fe LLC,
5.400%, due 06/01/41	$1,950,000	$2,254,227
6.150%, due 05/01/37	465,000	587,316
Cameron International Corp.,
7.000%, due 07/15/38	700,000	872,669
Caterpillar Financial Services Corp.,
1.125%, due 12/15/14	1,225,000	1,226,523
Caterpillar, Inc.,
3.900%, due 05/27/21	1,615,000	1,773,041
Cellco Partnership,
8.500%, due 11/15/18	3,225,000	4,352,783
CenturyLink, Inc.,
7.600%, due 09/15/39	725,000	711,417
Cisco Systems, Inc.,
4.950%, due 02/15/19	655,000	759,298
Citigroup, Inc.,
3.953%, due 06/15/16	2,725,000	2,715,607
5.375%, due 08/09/20	4,075,000	4,190,204
6.125%, due 05/15/18	4,500,000	4,789,607
CNA Financial Corp.,
5.750%, due 08/15/21	2,095,000	2,137,795
Comcast Corp.,
4.950%, due 06/15/16	3,550,000	3,931,536
6.300%, due 11/15/17	5,400,000	6,387,109
ConocoPhillips,
6.500%, due 02/01/39	425,000	587,888
ConocoPhillips Holding Co.,
6.950%, due 04/15/29	2,775,000	3,783,146
CVS Caremark Corp.,
4.125%, due 05/15/21	2,750,000	2,960,562
Daimler Finance North America LLC,
6.500%, due 11/15/13	2,600,000	2,831,912
8.500%, due 01/18/31	1,225,000	1,712,798
DDR Corp., REIT,
7.875%, due 09/01/20	2,560,000	2,855,818
Dell, Inc.,
5.400%, due 09/10/40	1,505,000	1,691,984
Devon Energy Corp.,
5.600%, due 07/15/41	1,175,000	1,412,735
7.950%, due 04/15/32	375,000	536,698
DirecTV Holdings LLC,
6.000%, due 08/15/40	315,000	343,625
6.375%, due 03/01/41	1,545,000	1,781,416
Discover Bank,
8.700%, due 11/18/19	1,300,000	1,482,240
Discovery Communications LLC,
3.700%, due 06/01/15	3,000,000	3,155,223
Dominion Resources, Inc., Series B,
2.879%, due 09/30/66[2]	1,130,000	949,618
5.950%, due 06/15/35	1,000,000	1,190,159
	Face
	amount	Value

Dow Chemical Co.,
4.125%, due 11/15/21	$1,300,000	$1,333,436
4.250%, due 11/15/20	1,455,000	1,512,384
8.550%, due 05/15/19	900,000	1,177,495
DTE Energy Co.,
6.350%, due 06/01/16	1,400,000	1,621,214
Duke Energy Carolinas LLC,
Series A, 6.000%, due 12/01/28	1,550,000	1,914,337
El Paso Pipeline Partners
Operating Co LLC,
6.500%, due 04/01/20	2,675,000	2,948,187
Energy Transfer Partners LP,
5.950%, due 02/01/15	1,235,000	1,334,878
6.050%, due 06/01/41	380,000	372,609
7.500%, due 07/01/38	250,000	285,431
Enterprise Products Operating LLC,
3.700%, due 06/01/15	1,500,000	1,572,564
Series D, 6.875%, due 03/01/33	1,575,000	1,900,871
ERAC USA Finance Co.,
7.000%, due 10/15/37[1]	2,290,000	2,755,039
ERP Operating LP, REIT,
4.750%, due 07/15/20	415,000	430,531
5.375%, due 08/01/16	750,000	815,962
5.750%, due 06/15/17	1,500,000	1,663,107
Fidelity National Financial, Inc.,
6.600%, due 05/15/17	750,000	795,016
Florida Power Corp.,
6.350%, due 09/15/37	400,000	537,137
Fortune Brands, Inc.,
6.375%, due 06/15/14	486,000	531,411
Freeport-McMoRan Copper & Gold, Inc.,
8.375%, due 04/01/17	850,000	903,125
General Electric Capital Corp.,
3.350%, due 10/17/16	2,850,000	2,967,987
4.650%, due 10/17/21	4,175,000	4,357,310
5.875%, due 01/14/38	730,000	773,498
Series A, 6.750%, due 03/15/32	800,000	936,753
Georgia Power Co.,
5.950%, due 02/01/39	325,000	418,712
GlaxoSmithKline Capital, Inc.,
6.375%, due 05/15/38	850,000	1,137,344
Goldman Sachs Group, Inc.,
3.625%, due 02/07/16	4,505,000	4,352,835
5.250%, due 07/27/21	3,250,000	3,170,505
6.150%, due 04/01/18	3,500,000	3,612,311
Halliburton Co.,
4.500%, due 11/15/41	875,000	897,483
Hartford Financial Services Group, Inc.,
5.950%, due 10/15/36	875,000	811,578
Hasbro, Inc.,
6.350%, due 03/15/40	1,295,000	1,399,997
Hewlett-Packard Co.,
6.125%, due 03/01/14	1,850,000	1,994,766

79

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Home Depot, Inc.,
5.400%, due 03/01/16	$3,345,000	$3,863,368
HSBC Bank USA N.A.,
5.625%, due 08/15/35	995,000	934,540
Intel Corp.,
1.950%, due 10/01/16	2,325,000	2,390,140
3.300%, due 10/01/21	900,000	948,086
International Business Machines Corp.,
5.700%, due 09/14/17	1,675,000	2,028,219
International Lease Finance Corp.,
6.625%, due 11/15/13	2,000,000	1,990,000
International Paper Co.,
7.500%, due 08/15/21	1,500,000	1,851,538
Jackson National Life Insurance Co.,
8.150%, due 03/15/27[1]	1,465,000	1,781,935
John Deere Capital Corp.,
3.150%, due 10/15/21	625,000	636,974
JP Morgan Chase Capital XXV,
Series Y, 6.800%, due 10/01/37	2,640,000	2,649,900
JPMorgan Chase & Co.,
3.150%, due 07/05/16	8,640,000	8,680,435
4.350%, due 08/15/21	1,325,000	1,338,127
5.400%, due 01/06/42	900,000	939,226
Kellogg Co.,
4.150%, due 11/15/19	615,000	665,408
Series B, 7.450%, due 04/01/31	720,000	981,879
Kerr-McGee Corp.,
7.875%, due 09/15/31	1,300,000	1,629,406
Kinder Morgan Energy Partners LP,
5.800%, due 03/15/35	1,200,000	1,236,534
6.500%, due 09/01/39	575,000	639,110
6.550%, due 09/15/40	1,060,000	1,187,422
Kraft Foods, Inc.,
4.125%, due 02/09/16	2,600,000	2,822,890
6.500%, due 08/11/17	3,350,000	3,985,046
6.500%, due 02/09/40	650,000	845,611
Kroger Co.,
6.900%, due 04/15/38	320,000	411,492
Laboratory Corp of America Holdings,
4.625%, due 11/15/20	1,615,000	1,705,314
Lehman Brothers Holdings, Inc.,
6.875%, due 05/02/18[3]	7,040,000	1,865,600
LG&E and KU Energy LLC,
3.750%, due 11/15/20	1,150,000	1,160,950
Life Technologies Corp.,
6.000%, due 03/01/20	2,225,000	2,487,194
Lowe’s Cos., Inc.,
3.800%, due 11/15/21	625,000	656,199
Marathon Petroleum Corp.,
5.125%, due 03/01/21	855,000	893,194
	Face
	amount	Value

Massachusetts Mutual Life Insurance Co.,
8.875%, due 06/01/39[1]	$775,000	$1,133,637
McKesson Corp.,
6.000%, due 03/01/41	175,000	223,679
Merrill Lynch & Co., Inc.,
6.875%, due 04/25/18	4,550,000	4,486,022
MetLife, Inc.,
6.400%, due 12/15/36	1,035,000	979,371
MidAmerican Energy Holding Co.,
5.950%, due 05/15/37	2,875,000	3,397,402
Morgan Stanley,
3.800%, due 04/29/16	2,950,000	2,717,876
5.500%, due 07/28/21	2,525,000	2,334,703
5.625%, due 09/23/19	1,150,000	1,064,991
Series F, 6.000%, due 04/28/15	1,125,000	1,126,958
6.625%, due 04/01/18	5,850,000	5,776,542
Motiva Enterprises LLC,
5.750%, due 01/15/20[1]	1,000,000	1,162,171
Mutual of Omaha Insurance Co.,
6.950%, due 10/15/40[1]	250,000	265,750
Nationwide Mutual Insurance Co.,
8.250%, due 12/01/31[1]	1,070,000	1,150,552
9.375%, due 08/15/39[1]	2,400,000	2,900,289
NBC Universal Media LLC,
3.650%, due 04/30/15	3,500,000	3,694,141
New York Life Global Funding,
2.450%, due 07/14/16[1]	900,000	922,243
News America, Inc.,
6.200%, due 12/15/34	2,250,000	2,418,847
Norfolk Southern Corp.,
3.250%, due 12/01/21	950,000	963,950
7.700%, due 05/15/17	1,100,000	1,411,676
Northrop Grumman Corp.,
3.500%, due 03/15/21	1,700,000	1,719,579
NuStar Logistics LP,
4.800%, due 09/01/20	715,000	744,621
7.650%, due 04/15/18	2,280,000	2,706,900
Oncor Electric Delivery Co. LLC,
6.800%, due 09/01/18	1,000,000	1,216,099
ONEOK, Inc.,
6.000%, due 06/15/35	1,070,000	1,145,267
Oracle Corp.,
5.375%, due 07/15/40	595,000	724,875
Owens Corning,
6.500%, due 12/01/16	1,250,000	1,364,228
Pacific Bell Telephone Co.,
7.125%, due 03/15/26	4,000,000	5,033,020
Pacific Life Insurance Co.,
9.250%, due 06/15/39[1]	675,000	898,877
Pemex Project Funding Master Trust,
5.750%, due 03/01/18	1,450,000	1,595,000

80

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Concluded)
United States—(Concluded)
Philip Morris International, Inc.,
2.900%, due 11/15/21	$2,325,000	$2,370,451
5.650%, due 05/16/18	1,950,000	2,306,505
PPL Energy Supply LLC,
4.600%, due 12/15/21	935,000	948,183
Progress Energy, Inc.,
7.050%, due 03/15/19	925,000	1,144,011
Prudential Financial, Inc.,
6.100%, due 06/15/17	1,710,000	1,877,324
6.625%, due 12/01/37	675,000	739,127
PSEG Power LLC,
2.750%, due 09/15/16	475,000	477,327
8.625%, due 04/15/31	1,150,000	1,696,413
Qwest Corp.,
7.625%, due 06/15/15	605,000	670,408
Reynolds American, Inc.,
7.625%, due 06/01/16	1,525,000	1,818,463
Roche Holdings, Inc.,
5.000%, due 03/01/14[1]	889,000	961,723
Safeway, Inc.,
5.800%, due 08/15/12	1,000,000	1,026,850
SBA Tower Trust,
4.254%, due 04/15/15[1]	1,765,000	1,814,478
SC Johnson & Son, Inc.,
4.800%, due 09/01/40[1]	950,000	1,027,611
Southern California Edison Co.,
5.950%, due 02/01/38	1,250,000	1,626,859
Southern Co.,
1.950%, due 09/01/16	1,215,000	1,226,466
Spectra Energy Capital LLC,
6.250%, due 02/15/13	1,900,000	1,991,895
Sprint Capital Corp.,
6.875%, due 11/15/28	1,165,000	831,519
SunTrust Bank,
7.250%, due 03/15/18	1,480,000	1,687,295
Swiss Re Solutions Holding Corp.,
7.000%, due 02/15/26	1,230,000	1,423,472
Time Warner Cable, Inc.,
6.750%, due 07/01/18	4,785,000	5,683,216
Time Warner, Inc.,
3.150%, due 07/15/15	5,100,000	5,304,612
7.625%, due 04/15/31	1,925,000	2,484,946
Tupperware Brands Corp.,
4.750%, due 06/01/21[1]	1,600,000	1,603,186
Tyco International Finance SA,
3.750%, due 01/15/18	740,000	779,220
4.625%, due 01/15/23	1,500,000	1,621,466
United Technologies Corp.,
4.500%, due 04/15/20	2,100,000	2,366,605
	Face
	amount	Value

UnitedHealth Group, Inc.,
6.875%, due 02/15/38	$1,300,000	$1,743,382
Valero Energy Corp.,
6.625%, due 06/15/37	670,000	718,399
7.500%, due 04/15/32	2,325,000	2,720,373
Verizon Communications, Inc.,
3.000%, due 04/01/16	2,525,000	2,644,155
5.250%, due 04/15/13	1,000,000	1,055,233
Verizon New York, Inc.,
Series B, 7.375%, due 04/01/32	2,320,000	2,701,512
Wachovia Bank NA,
4.875%, due 02/01/15	1,075,000	1,139,024
Wachovia Corp.,
5.750%, due 06/15/17	1,075,000	1,214,570
Wal-Mart Stores, Inc.,
3.250%, due 10/25/20	1,150,000	1,229,716
4.250%, due 04/15/21	3,075,000	3,553,144
6.500%, due 08/15/37	900,000	1,243,338
Washington Mutual Bank,
0.000%, due 05/20/13[3]	1,325,000	132
5.500%, due 01/15/13[3]	12,075,000	1,208
Washington Mutual Preferred
Funding LLC,
9.750%, due 12/15/17†1,2,3,4,5	8,300,000	41,500
Waste Management, Inc.,
7.375%, due 05/15/29	1,450,000	1,843,689
WellPoint, Inc.,
6.800%, due 08/01/12	1,105,000	1,142,618
Wells Fargo & Co.,
2.625%, due 12/15/16	3,200,000	3,198,048
3.676%, due 06/15/16	3,200,000	3,343,994
Williams Cos., Inc.,
8.750%, due 03/15/32	402,000	526,719
Williams Partners LP,
4.000%, due 11/15/21	900,000	924,139
WM Wrigley Jr. Co.,
3.700%, due 06/30/14[1]	1,350,000	1,391,757
Xcel Energy, Inc.,
4.700%, due 05/15/20	1,375,000	1,549,655
Xerox Corp.,
6.350%, due 05/15/18	2,450,000	2,759,827

Total United States corporate bonds		349,473,998

Total corporate bonds
(cost $448,074,314)		440,335,055

Asset backed securities: 0.52%
United States: 0.52%
Continental Airlines, Inc.,
Series 2009-2, Class A,
7.250%, due 11/10/19	1,251,259	1,332,591

81

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount	Value

Bonds—(Continued)
Asset backed securities—(Concluded)
United States—(Concluded)
Delta Air Lines Pass Through Trust,
Series 2010-2, Class A,
4.950%, due 05/23/19	$872,194	$883,097
Series 2007-1, Class A,
6.821%, due 08/10/22	695,833	726,241

Total asset backed securities
(cost $2,848,398)		2,941,929

Commercial mortgage-backed security: 0.29%
United States: 0.29%
Morgan Stanley Re-REMIC Trust,
Series 2009-GG10, Class A4B,
5.790%, due 08/12/45[1,2]
(cost $1,627,312)	1,650,000	1,620,894

Municipal bonds: 5.09%
American Municipal Power, Inc.
Revenue Bonds,
Series B, 7.834%, due 02/15/41	985,000	1,364,983
Chicago Transit Authority,
Series 2008, Class B,
6.899%, due 12/01/40	500,000	590,445
Series 2008-A,
6.899%, due 12/01/40	830,000	980,139
City of New York, GO,
Series G-1, 5.968%, due 03/01/36	105,000	124,561
Series D, 5.985%, due 12/01/36	670,000	801,032
Commonwealth of Pennsylvania
GO Unlimited, Series 2010, Class B,
5.350%, due 05/01/30	1,000,000	1,088,920
County of Clark NV,
Series 2009, 6.881%, due 07/01/42	1,100,000	1,226,676
Dallas County Hospital District, GO,
Series C, 5.621%, due 08/15/44	590,000	727,187
Greater Chicago Metropolitan
Water Reclamation District, GO,
Series 2009, 5.720%, due 12/01/38	1,000,000	1,247,410
Los Angeles Unified School District,
Series 2010, 6.758%, due 07/01/34	2,430,000	3,040,343
Metropolitan Government of
Nashville & Davidson County
Tennessee Convention Center
Authority Revenue Bonds,
Series 2010, Class B,
6.731%, due 07/01/43	400,000	479,888
Municipal Electric Authority of
Georgia Revenue Bonds,
6.637%, due 04/01/57	600,000	632,814
	Face
	amount	Value

New Jersey State Turnpike
Authority Revenue Bonds,
Class F, 7.414%, due 01/01/40	$500,000	$713,135
New York City Transitional
Finance Authority,
Series 2010, 5.267%, due 05/01/27	1,000,000	1,243,410
New York State Urban
Development Corp.
Revenue Bonds,
5.770%, due 03/15/39	1,115,000	1,330,295
San Diego County Water
Authority Revenue Bonds,
Series B, 6.138%, due 05/01/49	845,000	1,078,837
State of California, GO,
6.650%, due 03/01/22	770,000	896,319
7.300%, due 10/01/39	820,000	976,989
Series 2009, 7.550%, due 04/01/39	2,440,000	2,985,974
State of Illinois, GO,
Series 2010,
4.071%, due 01/01/14	1,250,000	1,289,113
4.421%, due 01/01/15	900,000	936,198
State of Illinois Taxable Pension,
Series 2003, 5.100%, due 06/01/33	3,505,000	3,198,943
State of Texas, GO,
Series A, 4.631%, due 04/01/33	1,050,000	1,143,566
Texas Transportation Commission
Revenue Bonds,
Series B, 5.178%, due 04/01/30	215,000	253,732
University of Texas System
Revenue Bonds,
Series C, 4.794%, due 08/15/46	400,000	458,080

Total municipal bonds
(cost $26,296,484)		28,808,989

US government obligations: 7.36%
US Treasury Bonds,
3.750%, due 08/15/41	2,350,000	2,763,821
4.375%, due 05/15/41	645,000	840,415
US Treasury Notes,
0.250%, due 10/31/13	4,205,000	4,205,656
0.250%, due 11/30/13[6]	15,000,000	15,001,755
0.875%, due 11/30/16	14,305,000	14,348,587
1.000%, due 10/31/16	4,425,000	4,467,869

Total US government obligations
(cost $41,497,952)		41,628,103

Non-US government obligations: 4.22%
Brazil: 1.04%
Brazilian Government International Bond,
8.875%, due 04/15/24	750,000	1,121,250
10.500%, due 07/14/14	3,900,000	4,797,000

		5,918,250

82

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount	Value

Bonds—(Concluded)
Non-US government obligations—(Concluded)
Chile: 0.22%
Republic of Chile,
3.250%, due 09/14/21	$1,190,000	$1,229,865

Colombia: 0.18%
Republic of Colombia,
4.375%, due 07/12/21	950,000	1,016,500

Italy: 0.69%
Republic of Italy,
2.125%, due 10/05/12	4,000,000	3,910,484

Mexico: 1.21%
United Mexican States,
5.125%, due 01/15/20	2,300,000	2,633,500
Series A, 5.875%, due 01/15/14	3,900,000	4,212,000

		6,845,500

Panama: 0.23%
Republic of Panama,
7.250%, due 03/15/15	1,125,000	1,299,375

Peru: 0.27%
Peruvian Government
International Bond,
8.750%, due 11/21/33	1,000,000	1,525,000

Poland: 0.18%
Republic of Poland,
3.875%, due 07/16/15	1,000,000	1,010,000
	Face
	amount	Value

South Africa: 0.20%
Republic of South Africa,
5.500%, due 03/09/20	$1,000,000	$1,116,250

Total Non-US government obligations
(cost $22,627,002)		23,871,224

Supranational bonds: 1.56%
European Investment Bank,
1.250%, due 09/17/13	6,740,000	6,751,189
2.500%, due 05/16/16	2,000,000	2,068,068

Total supranational bonds
(cost $8,714,489)		8,819,257

Total bonds
(cost $551,685,951)		548,025,451

	Shares

Preferred stock: 0.01%
Ally Financial, Inc.,
7.000%[1,7] (cost $100,933)	124	88,888

Short-term investment: 2.34%
Investment company: 2.34%
UBS Cash Management
Prime Relationship Fund[8]
(cost $13,239,459)	13,239,459	13,239,459

Total investments: 99.21%
(cost $565,026,343)		561,353,798

Cash and other assets,
less liabilities: 0.79%		4,465,240

Net assets 100.00%		$565,819,038

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $565,484,306; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$25,086,559
Gross unrealized depreciation	(29,217,067)

Net unrealized depreciation of investments	$(4,130,508)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 133.

†	Holding is illiquid. At December 31, 2011, the value of this security amounted to $41,500 or 0.01% of net assets.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $37,626,574 or 6.65% of net assets.
[2]	Variable or floating rate security—The interest rate shown is the current rate as of December 31, 2011 and changes periodically.
[3]	Security is in default.

83

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2011
[4]	This security, which represents 0.01% of net assets as of December 31, 2011, is considered restricted. (See restricted security table below for more information.)

			Acquisition cost		Value as
	Acquisition	Acquisition	as a percentage	Value	a percentage of
Restricted securitiy	date	cost	of net assets	12/31/11	net assets

Washington Mutual
Preferred Funding LLC,	10/18/07-
9.750%, due 12/15/17	11/02/07	$8,272,875	1.46%	$41,500	0.01%

[5]	Perpetual bond security. The maturity date reflects the next call date.
[6]	All or a portion of this security has been designated as collateral for open swap agreements.
[7]	This security is subject to a perpetual call and may be called in full or partially on or anytime after March 19, 2012.
[8]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/10	12/31/11	12/31/11	12/31/11	12/31/11

UBS Cash Management Prime Relationship Fund	$2,967,125	$216,565,950	$206,293,616	$13,239,459	$12,176

Futures contracts

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:
US Ultra Bond Futures, 147 contracts (USD)	March 2012	$23,212,458	$23,547,562	$335,104

US Treasury futures sell contracts:
10 Year US Treasury Notes, 39 contracts (USD)	March 2012	(5,053,098)	(5,113,875)	(60,777)

Net unrealized appreciation on futures contracts				$274,327

Options written

Swaption activity for the year ended December 31, 2011 was as follows:

Premiums
received

Swaptions outstanding at December 31, 2010	$18,900

Swaptions written	—

Swaptions terminated in closing purchase transactions	(18,900)

Swaptions expired prior to exercise	—

Swaptions outstanding at December 31, 2011	$—

84

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2011

Interest rate swap agreement

			Payments	Payments	Upfront
	Notional	Termination	made by	received by	payments		Unrealized
Counterparty	amount	date	the Fund[1]	the Fund[1]	received	Value	depreciation

Morgan Stanley & Co., Inc.	USD 15,075,000	12/19/40	3.950%	0.567%[2]	$165,765	$(4,313,623)	$(4,147,858)

[1]	Payments made and received are based on the notional amount.
[2]	Rate based on 3 month LIBOR (USD BBA).

Credit default swaps on corporate issues—buy protection1

			Payments	Payments	Upfront		Unrealized
	Notional	Termination	made by	received by	payments		appreciation/
Counterparty	amount	date	the Fund[2]	the Fund	received	Value	(depreciation)

Deutsche Bank AG	USD 3,790,000	03/20/14	1.000%	—[3]	$32,977	$(46,448)	$(13,471)

Deutsche Bank AG	USD 2,400,000	12/20/15	1.000	—[4]	57,309	(31,781)	25,528

Morgan Stanley & Co., Inc.	USD 3,000,000	12/20/16	1.000	—[5]	60,384	(73,368)	(12,984)

					$150,670	$(151,597)	$(927)

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments made are based on the notional amount.
[3]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/01/25.
[4]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Amgen, Inc. 4.850% bond, due 11/18/14.
[5]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Target Corp. 5.375% bond, due 05/01/17.

Credit default swaps on corporate issues—sell protection1

					Upfront
			Payments	Payments	payments		Unrealized
	Notional	Termination	made by	received by	(made)/		appreciation/	Credit
Counterparty	amount	date	the Fund	the Fund[2]	received	Value	(depreciation)	spread[3]

Deutsche Bank AG	USD 2,400,000	12/20/15	—[4]	1.000%	$(54,876)	$26,833	$(28,043)	0.720%

Deutsche Bank AG	USD 2,500,000	03/20/16	—[5]	1.000	44,716	21,428	66,144	0.799

Goldman Sachs International	USD 2,150,000	06/20/15	—[6]	1.000	(25,064)	34,568	9,504	0.540

Merrill Lynch International	USD 2,000,000	06/20/15	—[7]	1.000	87,895	(83,382)	4,513	2.281

Morgan Stanley & Co., Inc.	USD 3,000,000	12/20/16	—[8]	1.000	(60,386)	68,713	8,327	0.534

					$(7,715)	$68,160	$60,445

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

85

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2011

[2]	Payments received are based on the notional amount.
[3]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Pfizer, Inc. 4.650% bond, due 03/01/18.
[5]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Motorola Solutions, Inc. 6.500% bond, due 09/01/25.
[6]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Deere & Co. 6.950% bond, due 04/25/14.
[7]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the General Electric Capital Corp. 5.625% bond, due 09/15/17.
[8]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Wal-Mart Stores, Inc. 5.875% bond, due 04/05/27.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$440,293,555	$41,500	$440,335,055

Asset-backed securities	—	2,941,929	—	2,941,929

Commercial mortgage-backed security	—	1,620,894	—	1,620,894

Municipal bonds	—	28,808,989	—	28,808,989

US government obligations	—	41,628,103	—	41,628,103

Non-US government obligations	—	23,871,224	—	23,871,224

Supranational bonds	—	8,819,257	—	8,819,257

Preferred stock	—	88,888	—	88,888

Short-term investment	—	13,239,459	—	13,239,459

Futures contracts	274,327	—	—	274,327

Swap agreements	—	(4,397,060)	—	(4,397,060)

Total	$274,327	$556,915,238	$41,500	$557,231,065

86

UBS Credit Bond Relationship Fund
Portfolio of investments

December 31, 2011

Level 3 Rollforward Disclosure
The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Corporate	Collateralized
	bond	debt obligation	Total

Assets
Beginning balance	$186,750	$476,050	$662,800

Purchases	—	—	—

Issuances	—	—	—

Sales	—	(500,000)	(500,000)

Settlements	—	—	—

Accrued discounts (premiums)	(11,026)	2,667	(8,359)

Total realized gain (loss)	—	39,364	39,364

Change in net unrealized appreciation/depreciation	(134,224)	(18,081)	(152,305)

Transfers into Level 3	—	—	—

Transfers out of Level 3	—	—	—

Ending balance	$41,500	$—	$41,500

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2011 was $(134,244).

See accompanying notes to financial statements.	87

UBS Global Corporate Bond Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2011, UBS Global Corporate Bond Relationship Fund (the “Fund”) returned 3.40%. For comparison purposes, the Barclays Capital Global Aggregate—Corporate Index (hedged in USD) (the “Index”), returned 4.79%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund’s underperformance was largely due to our overweight to the financial sector and security selection in several sectors.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to manage the Fund’s duration and yield curve exposure, while credit default swaps were used to implement specific credit-related investment strategies. Foreign exchange forwards were utilized to manage the Fund’s currency exposures—specifically to hedge its non-US dollar exposure. Derivatives play a role in the overall portfolio construction process but are just one of the tools we utilized to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. With that in mind, overall, the Fund’s duration and yield curve positioning was a positive contributor to performance, while sector allocation and security selection produced mixed results.

Portfolio performance summary
What worked

•	Duration positioning contributed to results. We tactically adjusted the Fund’s duration in both the US and the UK. At the beginning of the period, the Fund’s duration in the US was shorter than that of the Index, as we felt US yields would move higher as the US economic expansion continued. However, with economic growth in the US hitting a soft patch in the summer, we moved to a long duration versus the Index. This was rewarded, as US Treasury yields moved sharply lower in the third quarter of 2011. In the UK, we moved from a neutral to a long duration versus the Index. This was also beneficial, as rates in the UK declined given slowing economic growth and recession fears. (Duration is a measure of a portfolio’s sensitivity to changes in interest rates.)

•	Overall, the Fund’s yield curve positioning strategies were rewarded. We actively adjusted the Fund’s yield curve positioning throughout the fiscal year. During the second half of the review period, we generally had a yield curve flattening bias in the US, as we expected longer-term US rates to decline, and the difference between short- and long-term rates to narrow. This was a positive for results, as the yield curve flattened during that period. In aggregate, our yield curve positioning strategies during the review period were positive for performance.

•	An underweight to Japanese utilities, and security selection within the sector were positive for performance. The Fund’s holdings in the utilities sector enhanced results, as we held numerous individual securities that outperformed the benchmark.

What didn’t work

•	Security selection of investment grade bonds detracted from results.

–	Our holdings in the financial sector were negative for performance, especially our UK and Italy bank holdings. The spreads of these bonds widened due to the European sovereign debt crisis, moderating global growth and

88

UBS Global Corporate Bond Relationship Fund

uncertainties regarding new financial regulations. (The spread measures the difference between the yields paid on non-government securities versus those paid on government securities of comparable duration.)

–	Security selection in the industrials sector was a drag on performance.

•	Sector positioning, overall, was a negative for performance. Having an overweight to investment grade financials was detrimental for results, as it was the weakest performing sector within the Index during the fiscal year. During the period, we pared our exposure to European financials in favor of US financials, as we felt the latter had relatively better fundamentals and return prospects.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

89

UBS Global Corporate Bond Relationship Fund

Average annual total returns for periods ended December 31, 2011 (unaudited)

	1 year	Inception[1]

UBS Global Corporate Bond Relationship Fund	3.40%	5.28%

Barclays Capital Global Aggregate - Corporate Index (hedged in USD)[2]	4.79	6.01

[1]	Inception date of UBS Global Corporate Bond Relationship Fund is September 30, 2009.
[2]	The Barclays Capital Global Aggregate - Corporate Index (hedged in USD) is an unmanaged sub-index of the Barclays Capital Global Aggregate Index, which is a broad-based, market capitalization weighted index designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from September 30, 2009, which is the Fund inception date, through December 31, 2011 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

90

UBS Global Corporate Bond Relationship Fund

Top ten long-term fixed income holdings
(unaudited)
As of December 31, 2011
Percentage of
net assets

US Treasury Notes,
0.875%, due 11/30/16	3.2%
JPMorgan Chase & Co.,
4.950%, due 03/25/20	1.6
Citigroup, Inc.,
6.000%, due 08/15/17	1.6
Kraft Foods, Inc.,
5.375%, due 02/10/20	1.3
AT&T, Inc.,
5.350%, due 09/01/40	1.2
Morgan Stanley,
5.450%, due 01/09/17	1.2
Goldman Sachs Group, Inc.,
4.375%, due 03/16/17	1.1
General Electric Capital Corp.,
Series A, 6.750%, due 03/15/32	1.1
Bank of America Corp.,
7.375%, due 05/15/14	1.1
Rio Tinto Finance USA Ltd.,
4.125%, due 05/20/21	1.1

Total	14.5%

Country exposure by issuer, top five
(unaudited)
As of December 31, 2011
Percentage of
net assets

United States	51.1%
United Kingdom	13.3
Netherlands	5.6
Canada	3.5
France	3.3

Total	76.8%

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2011

Bonds
Corporate bonds
Automobiles	0.48%
Beverages	2.29
Building materials	0.37
Capital markets	4.64
Chemicals	0.42
Commercial banks	15.07
Commercial services & supplies	1.79
Communications equipment	0.23
Computers & peripherals	0.68
Construction materials	0.30
Consumer finance	0.96
Diversified financial services	12.77
Diversified operations	0.70
Diversified telecommunication services	6.18
Electric utilities	5.37
Energy equipment & services	0.65
Engineering & construction	0.69
Food & staples retailing	0.98
Food products	1.58
Gas utilities	1.35
Health care equipment & supplies	0.40
Health care providers & services	0.11
Independent power producers & energy traders	0.19
Insurance	5.09
Leisure equipment & products	0.29
Media	4.70
Metals & mining	3.63
Miscellaneous manufacturing	0.23
Multiline retail	0.27
Multi-utilities	1.15
Oil, gas & consumable fuels	7.18
Pharmaceuticals	1.64
Real estate investment trust (REIT)	0.20
Real estate management & development	0.19
Road & rail	0.81
Specialty retail	0.29
Tobacco	2.96
Transportation	0.25
Water utilities	0.29
Wireless telecommunication services	1.30

Total corporate bonds	88.67%

US government obligations	4.19
Non-US government obligation	0.38
Supranational bond	0.24

Total bonds	93.48%

Short-term investment	2.71

Total investments	96.19%

Cash and other assets, less liabilities	3.81

Net assets	100.00%

[1]	Figures represent the industry breakdown of direct investments of UBS Global Corporate Bond Relationship Fund. Figures would be different if a breakdown of derivatives exposure was included.

91

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount		Value

Bonds: 93.48%
Corporate bonds: 88.67%
Australia: 2.70%
Commonwealth Bank of Australia,
3.500%, due 03/19/15[1]		$800,000	$816,848
5.000%, due 03/19/20[1]		150,000	159,180
National Australia Bank Ltd.,
4.000%, due 07/13/20	EUR	850,000	1,109,800
Rio Tinto Finance USA Ltd.,
4.125%, due 05/20/21		$1,900,000	2,042,476
Telstra Corp. Ltd.,
4.800%, due 10/12/21[1]		250,000	265,138
Westpac Banking Corp.,
4.125%, due 05/25/18	EUR	625,000	827,862

Total Australia corporate bonds			5,221,304

Canada: 3.53%
Bank of Montreal,
6.020%, due 05/02/18	CAD	545,000	632,259
Bank of Nova Scotia,
4.100%, due 06/08/17		710,000	748,478
Barrick Gold Corp.,
2.900%, due 05/30/16		$500,000	513,172
Canadian Imperial Bank of
Commerce,
3.400%, due 01/14/16	CAD	580,000	592,445
Canadian Natural Resources Ltd.,
3.450%, due 11/15/21		$100,000	104,224
6.450%, due 06/30/33		250,000	321,006
Greater Toronto Airports Authority,
6.980%, due 10/15/32	CAD	360,000	486,981
Hydro One, Inc.,
5.360%, due 05/20/36		435,000	513,712
Royal Bank of Canada,
3.360%, due 01/11/16		225,000	229,492
3.660%, due 01/25/17		655,000	676,783
Suncor Energy, Inc.,
6.500%, due 06/15/38		$745,000	938,295
Teck Resources Ltd.,
3.150%, due 01/15/17		445,000	454,610
Toronto-Dominion Bank,
3.367%, due 11/02/20[2]	CAD	625,000	623,233

Total Canada corporate bonds			6,834,690

Cayman Islands: 2.46%
Hutchison Whampoa International Ltd.,
7.625%, due 04/09/19[1]		$1,100,000	1,355,129
New York Life Funding,
5.125%, due 02/03/15	GBP	355,000	597,026
Principal Financial Global Funding II LLC,
4.500%, due 01/26/17	EUR	350,000	456,927
	Face
	amount		Value

Transocean, Inc.,
6.000%, due 03/15/18		$300,000	$306,606
6.800%, due 03/15/38		480,000	483,810
Vale Overseas Ltd.,
5.625%, due 09/15/19		830,000	914,329
6.875%, due 11/21/36		375,000	426,957
6.875%, due 11/10/39		190,000	217,626

Total Cayman Islands corporate bonds			4,758,410

China: 0.53%
Standard Chartered Bank
Hong Kong Ltd.,
0.648%, due 04/13/17[2]		1,050,000	1,021,573

France: 3.33%
Autoroutes du Sud de la France,
5.625%, due 07/04/22	EUR	650,000	898,404
AXA SA,
5.250%, due 04/16/40[2]		400,000	377,794
6.667%, due 07/06/16[2,3]	GBP	545,000	609,397
Banque PSA Finance,
3.875%, due 01/18/13	EUR	230,000	295,835
8.500%, due 05/04/12		450,000	592,561
BNP Paribas SA,
3.500%, due 12/07/16	GBP	75,000	111,190
Casino Guichard Perrachon SA,
4.481%, due 11/12/18	EUR	300,000	371,160
4.726%, due 05/26/21		300,000	357,188
5.500%, due 01/30/15		150,000	202,816
CNP Assurances,
6.875%, due 09/30/41[2]		100,000	81,746
Credit Logement SA,
2.573%, due 03/16/12[2,3]		200,000	126,837
Electricite De France,
6.950%, due 01/26/39[1]		$300,000	353,073
France Telecom SA,
5.625%, due 05/22/18	EUR	200,000	295,685
Lafarge SA,
6.625%, due 11/29/18		520,000	585,855
Societe Generale SA,
2.200%, due 09/14/13[1]		$910,000	855,016
5.400%, due 01/30/18	GBP	275,000	333,708

Total France corporate bonds			6,448,265

Germany: 0.22%
Muenchener Rueckversicherungs AG,
6.000%, due 05/26/41[2]	EUR	100,000	120,069
RWE AG,
4.625%, due 09/28/15[2,3]		250,000	299,295

Total Germany corporate bonds			419,364

92

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount		Value

Bonds—(Continued)
Corporate bonds—(Continued)
Ireland: 1.00%
Allied Irish Banks PLC,
4.500%, due 10/01/12	EUR	200,000	$235,553
GE Capital European Funding,
6.025%, due 03/01/38		645,000	900,406
GE Capital UK Funding,
6.000%, due 04/11/13	GBP	500,000	810,831

Total Ireland corporate bonds			1,946,790

Italy: 0.80%
Banca Monte dei Paschi di Siena SpA,
5.750%, due 09/30/16		150,000	154,912
Banco Popolare,
4.125%, due 10/22/14	EUR	200,000	230,579
Intesa Sanpaolo SpA,
6.625%, due 05/08/18		350,000	385,428
Telecom Italia SpA,
2.260%, due 06/07/16[2]		250,000	259,377
4.693%, due 11/11/19		300,000	364,621
7.375%, due 12/15/17	GBP	100,000	154,741

Total Italy corporate bonds			1,549,658

Jersey, Channel Islands: 0.88%
BAA Funding Ltd.,
3.975%, due 02/15/12[4]	EUR	370,000	480,117
6.750%, due 12/03/26	GBP	475,000	858,325
HSBC Capital Funding LP,
5.369%, due 03/24/14[2,3]	EUR	325,000	361,743

Total Jersey, Channel Islands
corporate bonds			1,700,185

Luxembourg: 1.20%
ArcelorMittal,
9.000%, due 02/15/15		$825,000	912,108
Enel Finance International SA,
6.000%, due 10/07/39[1]		300,000	241,454
GAZ Capital SA for Gazprom,
6.580%, due 10/31/13	GBP	600,000	966,742
Holcim US Finance Sarl & Cie SCS,
6.000%, due 12/30/19[1]		$200,000	206,094

Total Luxembourg corporate bonds			2,326,398

Mexico: 0.62%
America Movil SAB de CV,
3.625%, due 03/30/15		750,000	785,903
5.000%, due 03/30/20		380,000	419,814

Total Mexico corporate bonds			1,205,717

Netherlands: 5.59%
Alliander Finance BV,
5.500%, due 04/20/16	EUR	180,000	265,454
	Face
	amount		Value

Allianz Finance II BV,
5.750%, due 07/08/41[2]	EUR	600,000	$660,717
CRH Finance BV,
7.375%, due 05/28/14		350,000	494,631
Daimler International Finance BV,
7.875%, due 01/16/14		650,000	937,336
Deutsche Telekom International
Finance BV,
6.500%, due 04/08/22	GBP	300,000	546,794
E.ON International Finance BV,
6.000%, due 10/30/19		300,000	548,075
EDP Finance BV,
4.750%, due 09/26/16	EUR	60,000	64,454
5.375%, due 11/02/12[1]		$500,000	493,820
ELM BV for Swiss Reinsurance Co.,
5.252%, due 05/25/16[2,3]	EUR	850,000	869,089
ING Bank NV,
6.125%, due 05/29/23[2]		200,000	222,555
Koninklijke KPN NV,
3.750%, due 09/21/20		1,195,000	1,546,152
Linde Finance BV,
7.375%, due 07/14/66[2]		260,000	361,740
Rabobank Nederland NV,
5.875%, due 05/20/19		350,000	470,504
Repsol International Finance BV,
4.250%, due 02/12/16		500,000	652,809
4.750%, due 02/16/17		250,000	332,742
Royal Bank of Scotland NV,
1.240%, due 03/09/15[2]		$550,000	405,625
RWE Finance BV,
5.625%, due 12/06/23	GBP	300,000	533,497
Scotland International Finance BV,
4.250%, due 05/23/13[1]		$650,000	578,500
Siemens Financieringsmaatschappij NV,
6.125%, due 09/14/66[2]	GBP	272,000	445,867
TenneT Holding BV,
6.655%, due 06/01/17[2,3]	EUR	300,000	387,332

Total Netherlands corporate bonds			10,817,693

Netherlands Antilles: 0.33%
Teva Pharmaceutical Finance Co. BV,
3.650%, due 11/10/21		$200,000	203,427
Teva Pharmaceutical Finance IV BV,
3.650%, due 11/10/21		425,000	432,282

Total Netherlands Antilles corporate bonds			635,709

Qatar: 0.48%
Qtel International Finance Ltd.,
6.500%, due 06/10/14[1]		850,000	925,225

South Korea: 0.75%
GS Caltex Corp.,
5.500%, due 04/24/17[4]		500,000	539,250

93

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount		Value

Bonds—(Continued)
Corporate bonds—(Continued)
South Korea—(Concluded)
Hyundai Capital Services, Inc.,
4.375%, due 07/27/16[1]		$900,000	$917,873

Total South Korea corporate bonds			1,457,123

Spain: 2.02%
Banco Santander SA,
4.375%, due 03/16/15	EUR	600,000	776,193
BBVA US Senior SAU,
3.250%, due 05/16/14		$650,000	615,696
Gas Natural Capital Markets SA,
4.500%, due 01/27/20	EUR	500,000	592,831
5.250%, due 07/09/14		200,000	264,563
Santander International Debt SAU,
3.381%, due 12/01/15		400,000	483,095
Telefonica Emisiones SAU,
5.375%, due 02/02/18	GBP	775,000	1,188,771

Total Spain corporate bonds			3,921,149

Sweden: 1.17%
Nordea Bank AB,
4.000%, due 06/29/20	EUR	680,000	884,006
6.250%, due 09/10/18[2]		300,000	398,757
Svenska Handelsbanken AB,
5.125%, due 03/30/20[1]		$900,000	975,478

Total Sweden corporate bonds			2,258,241

Switzerland: 0.84%
Credit Suisse AG,
5.125%, due 09/18/17	EUR	705,000	974,483
5.400%, due 01/14/20		$700,000	660,216

Total Switzerland corporate bonds			1,634,699

United Kingdom: 13.34%
Abbey National Treasury Services PLC,
3.875%, due 11/10/14[1]		500,000	469,254
Aviva PLC,
4.729%, due 11/28/14[2,3]	EUR	650,000	597,296
5.250%, due 10/02/23[2]		390,000	479,520
B.A.T. International Finance,
9.500%, due 11/15/18[1]		$475,000	644,993
Barclays Bank PLC,
0.740%, due 09/11/17[2]		650,000	565,545
4.750%, due 03/15/20[2,3]	EUR	200,000	121,659
4.875%, due 12/15/14[2,3]		280,000	206,562
5.750%, due 08/17/21	GBP	305,000	475,308
BP Capital Markets PLC,
3.561%, due 11/01/21		$100,000	104,108
3.875%, due 03/10/15		450,000	480,513
	Face
	amount		Value

Brambles Finance PLC,
4.625%, due 04/20/18	EUR	300,000	$410,034
British Sky Broadcasting Group PLC,
9.500%, due 11/15/18[1]		$400,000	517,681
British Telecommunications PLC,
8.500%, due 12/07/16	GBP	700,000	1,328,517
Friends Provident Group PLC,
12.000%, due 05/21/21		243,000	419,570
Friends Provident Holdings UK PLC,
8.250%, due 04/21/22		270,000	370,048
HSBC Holdings PLC,
5.100%, due 04/05/21		$660,000	701,311
6.250%, due 03/19/18	EUR	600,000	798,319
6.500%, due 09/15/37		$1,750,000	1,727,409
Imperial Tobacco Finance PLC,
4.500%, due 07/05/18	EUR	700,000	930,898
5.500%, due 09/28/26	GBP	200,000	332,901
8.375%, due 02/17/16	EUR	25,000	38,346
9.000%, due 02/17/22	GBP	455,000	950,920
Lloyds Banking Group PLC,
5.875%, due 07/08/14	EUR	200,000	243,705
Lloyds TSB Bank PLC,
2.356%, due 07/09/16[2]		350,000	338,405
4.500%, due 09/15/14[4]		440,000	560,945
6.500%, due 03/24/20		300,000	304,621
Marks & Spencer PLC,
6.250%, due 12/01/17[1]		$500,000	527,996
National Express Group PLC,
6.250%, due 01/13/17	GBP	250,000	417,165
Nationwide Building Society,
4.650%, due 02/25/15[1]		$450,000	446,245
Old Mutual PLC,
4.500%, due 01/18/17[2]	EUR	100,000	129,519
Royal Bank of Scotland PLC,
3.400%, due 08/23/13		$1,060,000	1,031,234
4.875%, due 03/16/15		400,000	382,473
4.875%, due 01/20/17	EUR	350,000	427,915
SABMiller PLC,
4.500%, due 01/20/15		550,000	755,671
Scottish & Southern Energy PLC,
5.453%, due 10/01/15[2,3]	GBP	400,000	605,049
Standard Chartered Bank PLC,
3.850%, due 04/27/15[1]		$500,000	503,232
Tesco PLC,
6.125%, due 02/24/22	GBP	395,000	724,160
Tesco Property Finance 4 PLC,
5.801%, due 10/13/40[4]		149,274	252,266
Thames Water Utilities Finance Ltd.,
5.125%, due 09/28/37		350,000	571,775
Vodafone Group PLC,
5.625%, due 02/27/17		$440,000	510,899
5.750%, due 03/15/16		700,000	807,044

94

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount		Value

Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Wales & West Utilities Finance PLC,
5.125%, due 12/02/16	GBP	610,000	$1,044,782
6.250%, due 11/30/21		50,000	91,655
Western Power Distribution East
Midlands PLC,
5.250%, due 01/17/23		325,000	552,880
Western Power Distribution
West Midlands PLC,
5.750%, due 04/16/32		350,000	604,282
WPP PLC,
6.000%, due 04/04/17		250,000	429,944
6.625%, due 05/12/16	EUR	630,000	904,050

Total United Kingdom corporate bonds			25,838,624

United States: 46.88%
Abbott Laboratories,
6.000%, due 04/01/39		$350,000	444,657
Alcoa, Inc.,
6.150%, due 08/15/20		1,500,000	1,558,464
Allegheny Energy Supply Co. LLC,
5.750%, due 10/15/19[1]		350,000	374,325
Alltel Corp.,
7.875%, due 07/01/32		400,000	571,688
Altria Group, Inc.,
4.750%, due 05/05/21		1,325,000	1,458,875
9.250%, due 08/06/19		800,000	1,074,205
American Honda Finance Corp.,
3.875%, due 09/16/14	EUR	300,000	410,329
American International Group, Inc.,
3.650%, due 01/15/14		$850,000	825,511
5.850%, due 01/16/18		725,000	709,061
Anadarko Petroleum Corp.,
6.375%, due 09/15/17		790,000	915,716
7.625%, due 03/15/14		900,000	999,769
Anheuser-Busch InBev Worldwide, Inc.,
5.000%, due 04/15/20		950,000	1,088,881
7.750%, due 01/15/19		1,200,000	1,554,191
AT&T, Inc.,
3.875%, due 08/15/21		640,000	676,961
5.350%, due 09/01/40		2,121,000	2,385,913
5.550%, due 08/15/41		550,000	647,579
5.800%, due 02/15/19		100,000	118,003
Bank of America Corp.,
4.000%, due 03/28/18[2]	EUR	650,000	591,408
5.250%, due 11/09/16	GBP	300,000	409,601
5.650%, due 05/01/18		$1,295,000	1,233,815
6.000%, due 09/01/17		600,000	585,977
7.375%, due 05/15/14		2,000,000	2,073,718
Boston Scientific Corp.,
6.000%, due 01/15/20		695,000	775,856
	Face
	amount		Value

Burlington Northern Santa Fe LLC,
3.450%, due 09/15/21		$1,100,000	$1,133,758
Cameron International Corp.,
6.375%, due 07/15/18		400,000	473,711
Cargill, Inc.,
3.250%, due 11/15/21[1]		150,000	150,967
CBS Corp.,
8.875%, due 05/15/19		200,000	256,878
Citigroup, Inc.,
3.953%, due 06/15/16		400,000	398,621
4.750%, due 05/31/17[2]	EUR	350,000	370,091
5.500%, due 02/15/17		$300,000	302,264
6.000%, due 08/15/17		2,900,000	3,039,090
Comcast Corp.,
5.700%, due 07/01/19		1,040,000	1,206,494
6.300%, due 11/15/17		1,050,000	1,241,938
ConocoPhillips,
4.600%, due 01/15/15		350,000	387,098
Dell, Inc.,
5.400%, due 09/10/40		485,000	545,257
DirecTV Holdings LLC,
5.000%, due 03/01/21		930,000	995,304
7.625%, due 05/15/16		900,000	955,125
Dow Chemical Co.,
5.900%, due 02/15/15		400,000	445,088
Duke Energy Corp.,
2.150%, due 11/15/16		100,000	100,284
5.050%, due 09/15/19		480,000	544,586
Energy Transfer Partners LP,
6.050%, due 06/01/41		245,000	240,235
9.000%, due 04/15/19		300,000	356,840
9.700%, due 03/15/19		585,000	716,713
Enterprise Products Operating LLC,
3.200%, due 02/01/16		280,000	289,878
3.700%, due 06/01/15		140,000	146,773
Series I, 5.000%, due 03/01/15		150,000	163,375
Series G, 5.600%, due 10/15/14		150,000	164,350
Series O, 9.750%, due 01/31/14		250,000	288,786
Erac International Finance LLC,
5.250%, due 10/01/20[1]		250,000	269,536
ERP Operating LP, REIT,
5.750%, due 06/15/17		350,000	388,058
FirstEnergy Solutions Corp.,
6.050%, due 08/15/21		400,000	443,878
General Electric Capital Corp.,
0.683%, due 12/20/13[2]		450,000	438,246
Series A, 3.750%, due 11/14/14		870,000	917,039
4.650%, due 10/17/21		650,000	678,384
6.000%, due 08/07/19		910,000	1,045,251
Series A, 6.750%, due 03/15/32		1,805,000	2,113,549
Georgia Power Co.,
5.400%, due 06/01/40		450,000	542,130

95

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount		Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
GlaxoSmithKline Capital, Inc.,
6.375%, due 05/15/38		$885,000	$1,184,176
Goldman Sachs Group, Inc.,
4.375%, due 03/16/17	EUR	1,800,000	2,181,452
6.150%, due 04/01/18		$1,200,000	1,238,507
Hasbro, Inc.,
6.350%, due 03/15/40		525,000	567,566
Hewlett-Packard Co.,
2.625%, due 12/09/14		770,000	776,784
Home Depot, Inc.,
4.400%, due 04/01/21		490,000	552,453
Indiana Michigan Power Co.,
7.000%, due 03/15/19		295,000	362,848
Jersey Central Power & Light Co.,
6.150%, due 06/01/37		350,000	406,746
JPMorgan Chase & Co.,
3.700%, due 01/20/15		500,000	518,403
4.950%, due 03/25/20		2,915,000	3,098,263
5.150%, due 10/01/15		240,000	254,731
6.300%, due 04/23/19		700,000	792,845
Kellogg Co.,
1.875%, due 11/17/16		450,000	451,814
Kinder Morgan Energy Partners LP,
4.150%, due 03/01/22		450,000	457,711
9.000%, due 02/01/19		500,000	630,758
Kraft Foods, Inc.,
5.375%, due 02/10/20		2,130,000	2,457,703
Merck & Co., Inc.,
6.550%, due 09/15/37		655,000	913,130
MetLife, Inc.,
7.717%, due 02/15/19		750,000	940,460
Morgan Stanley,
5.450%, due 01/09/17		2,400,000	2,310,634
5.500%, due 07/28/21		400,000	369,854
5.950%, due 12/28/17		1,480,000	1,410,049
Motorola Solutions, Inc.,
6.000%, due 11/15/17		400,000	448,346
NBC Universal Media LLC,
4.375%, due 04/01/21		400,000	422,138
News America, Inc.,
6.200%, due 12/15/34		140,000	150,506
6.900%, due 03/01/19		200,000	235,059
Nisource Finance Corp.,
6.125%, due 03/01/22		175,000	201,471
NuStar Logistics LP,
4.800%, due 09/01/20		250,000	260,357
7.650%, due 04/15/18		600,000	712,342
Oncor Electric Delivery Co. LLC,
6.375%, due 01/15/15		375,000	428,506
	Face
	amount		Value

ONEOK Partners LP,
8.625%, due 03/01/19		$125,000	$160,461
Pacific Gas & Electric Co.,
6.050%, due 03/01/34		500,000	618,920
PacifiCorp,
6.000%, due 01/15/39		850,000	1,085,419
Pemex Project Funding Master Trust,
5.500%, due 02/24/25[4]	EUR	700,000	840,745
PepsiCo, Inc.,
3.125%, due 11/01/20		$1,010,000	1,049,689
Philip Morris International, Inc.,
2.900%, due 11/15/21		200,000	203,910
PNC Funding Corp.,
5.125%, due 02/08/20		500,000	564,986
PPL Electric Utilities Corp.,
6.250%, due 05/15/39		150,000	202,316
Principal Financial Group, Inc.,
8.875%, due 05/15/19		400,000	498,018
Progress Energy, Inc.,
4.400%, due 01/15/21		250,000	275,571
Prudential Financial, Inc.,
4.500%, due 11/15/20		825,000	829,576
7.375%, due 06/15/19		680,000	803,800
Republic Services, Inc.,
5.250%, due 11/15/21		1,225,000	1,389,013
Reynolds American, Inc.,
6.750%, due 06/15/17		150,000	170,494
7.625%, due 06/01/16		350,000	417,352
7.750%, due 06/01/18		350,000	419,744
Sempra Energy,
6.000%, due 10/15/39		500,000	616,929
SLM Corp.,
6.250%, due 01/25/16		1,500,000	1,458,718
Southwestern Electric Power Co.,
6.200%, due 03/15/40		600,000	732,855
Time Warner Cable, Inc.,
4.000%, due 09/01/21		150,000	151,759
6.750%, due 06/15/39		200,000	236,344
8.250%, due 04/01/19		1,130,000	1,419,294
Unicredito Italiano Capital Trust IV,
5.396%, due 10/27/15[2,3]	GBP	340,000	237,609
Valero Energy Corp.,
6.625%, due 06/15/37		$200,000	214,447
10.500%, due 03/15/39		1,040,000	1,534,220
Verizon Communications, Inc.,
3.500%, due 11/01/21		200,000	208,224
6.350%, due 04/01/19		835,000	1,017,453
Virginia Electric & Power Co.,
8.875%, due 11/15/38		200,000	330,445
Wachovia Corp.,
5.750%, due 02/01/18		1,350,000	1,533,630

96

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount	Value

Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Waste Management, Inc.,
6.125%, due 11/30/39	$170,000	$208,534
7.375%, due 03/11/19	450,000	566,665
WEA Finance LLC,
5.750%, due 09/02/15[1]	350,000	372,019
WellPoint, Inc.,
4.350%, due 08/15/20	200,000	216,049
Wells Fargo & Co.,
2.625%, due 12/15/16	1,100,000	1,099,329
4.600%, due 04/01/21	200,000	219,336
Xcel Energy, Inc.,
4.700%, due 05/15/20	815,000	918,523

Total United States corporate bonds		90,792,086

Total corporate bonds
(cost $171,754,829)		171,712,903

US government obligations: 4.19%
US Treasury Notes,
0.875%, due 11/30/16[5]	6,150,000	6,168,739
2.125%, due 08/15/21	1,900,000	1,948,688

Total US government obligations
(cost $8,070,359)		8,117,427
	Face
	amount		Value

Non-US government obligation: 0.38%
Germany: 0.38%
Kreditanstalt fuer Wiederaufbau,
2.050%, due 02/16/26
(cost $641,893)	JPY	53,000,000	$736,841

Supranational bond: 0.24%
European Investment Bank,
1.400%, due 06/20/17
(cost $395,819)		35,000,000	459,377

Total bonds
(cost $180,862,900)			181,026,548

	Shares

Short-term investment: 2.71%
Investment company: 2.71%
UBS Cash Management Prime
Relationship Fund[6]
(cost $5,244,474)		5,244,474	5,244,474

Total investments: 96.19%
(cost $186,107,374)			186,271,022

Cash and other assets,
less liabilities: 3.81%			7,382,565

Net assets: 100.00%			$193,653,587

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $186,205,843; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$5,249,099
Gross unrealized depreciation	(5,183,920)

Net unrealized appreciation of investments	$65,179

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 133.

[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $12,419,076 or 6.41% of net assets.
[2]	Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2011 and changes periodically.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2011, the value of these securities amounted to $2,673,323 or 1.38% of net assets.
[5]	All or a portion of this security has been designated as collateral for open swap agreements.

97

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2011

[6]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/10	12/31/11	12/31/11	12/31/11	12/31/11

UBS Cash Management Prime Relationship Fund	$307,463	$63,526,523	$58,589,512	$5,244,474	$4,586

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

Barclays Bank PLC	EUR	27,160,000	USD	36,365,067	03/05/12	$1,195,439

Barclays Bank PLC	GBP	11,725,000	USD	18,249,494	03/05/12	51,198

JPMorgan Chase Bank	CAD	4,410,000	USD	4,259,133	03/05/12	(63,672)

JPMorgan Chase Bank	EUR	705,000	USD	919,873	03/05/12	6,965

JPMorgan Chase Bank	JPY	77,600,000	USD	1,001,267	03/05/12	(7,981)

Net unrealized appreciation on forward foreign currency contracts						$1,181,949

Futures contracts

				Unrealized
	Expiration	Cost/		appreciation/
	date	(proceeds)	Value	(depreciation)

US Treasury futures buy contracts:
US Long Bond, 32 contracts (USD)	March 2012	$4,573,628	$4,634,000	$60,372

5 Year US Treasury Notes, 49 contracts (USD)	March 2012	6,011,383	6,039,633	28,250

US Treasury futures sell contracts:
10 Year US Treasury Notes, 157 contracts (USD)	March 2012	(20,402,727)	(20,586,625)	(183,898)

Interest rate futures buy contracts:
Euro-Bobl, 19 contracts (EUR)	March 2012	3,024,765	3,076,548	51,783

Euro-Bund, 4 contracts (EUR)	March 2012	708,041	719,810	11,769

Japanese 10 Year Bond, 2 contracts (JPY)	March 2012	3,698,563	3,700,403	1,840

Interest rate futures sell contracts:
Euro-Buxl, 3 contracts (EUR)	March 2012	(463,732)	(496,759)	(33,027)

Net unrealized depreciation on futures contracts				$(62,911)

Credit default swaps on credit indices—buy protection[1]

				Payments	Payments		Upfront
	Notional		Termination	made by	received by		payments		Unrealized
Counterparty	amount		date	the Fund[2]	the Fund		made	Value	depreciation

Barclays Bank PLC	EUR	3,595,000	12/20/16	5.000%	—	[3]	$(82,052)	$10,694	$(71,358)

Deutsche Bank AG	EUR	3,595,000	12/20/16	5.000	—	[3]	(72,312)	10,694	(61,618)

JPMorgan Chase Bank	EUR	2,000,000	12/20/16	5.000	—	[3]	(24,558)	5,950	(18,608)

Morgan Stanley & Co., Inc.	EUR	530,000	12/20/16	1.000	—	[4]	(61,629)	51,942	(9,687)

							$(240,551)	$79,280	$(161,271)

98

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2011

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[2]	Payments made are based on the notional amount.
[3]	Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Sub Financials Series 16 Index.
[4]	Payment from the counterparty will be received upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Senior Financials Series 16 Index.

Credit default swaps on corporate issues—buy protection[1]

							Upfront
				Payments	Payments		payments		Unrealized
	Notional		Termination	made by	received by		(made)/		appreciation/
Counterparty	amount		date	the Fund[2]	the Fund		received	Value	(depreciation)

Barclays Bank PLC	EUR	1,180,000	06/20/16	1.000%	—	[3]	$38,211	$(2,966)	$35,245

Barclays Bank PLC	EUR	540,000	12/20/16	1.000	—	[4]	(19,193)	28,243	9,050

Barclays Bank PLC	EUR	700,000	03/20/17	1.000	—	[5]	(67,008)	65,718	(1,290)

Barclays Bank PLC	USD	775,000	09/20/16	1.000	—	[6]	(7,433)	37,713	30,280

Deutsche Bank AG	EUR	540,000	12/20/16	1.000	—	[7]	(13,358)	23,488	10,130

Deutsche Bank AG	USD	1,295,000	03/20/14	1.000	—	[8]	12,254	82,792	95,046

Deutsche Bank AG	USD	750,000	06/20/16	1.000	—	[9]	23,183	(20,051)	3,132

Deutsche Bank AG	USD	800,000	06/20/16	1.000	—	[10]	(14,645)	50,815	36,170

Deutsche Bank AG	USD	775,000	09/20/16	1.000	—	[6]	(7,814)	37,713	29,899

Goldman Sachs International	EUR	540,000	12/20/16	1.000	—	[11]	(381)	(7,763)	(8,144)

Goldman Sachs International	USD	440,000	03/20/16	1.000	—	[12]	1,971	(1,238)	733

JPMorgan Chase Bank	EUR	1,125,000	09/20/16	1.000	—	[13]	(66,293)	67,897	1,604

JPMorgan Chase Bank	EUR	540,000	12/20/16	1.000	—	[14]	(9,187)	16,227	7,040

JPMorgan Chase Bank	EUR	540,000	12/20/16	1.000	—	[15]	(21,229)	21,529	300

JPMorgan Chase Bank	EUR	550,000	12/20/16	3.000	—	[16]	(25,912)	15,727	(10,185)

JPMorgan Chase Bank	EUR	1,420,000	03/20/17	1.000	—	[17]	(88,572)	100,929	12,357

JPMorgan Chase Bank	USD	1,265,000	03/20/14	1.000	—	[8]	10,811	80,874	91,685

JPMorgan Chase Bank	USD	440,000	03/20/16	1.000	—	[12]	1,971	(1,238)	733

							$(252,624)	$596,409	$343,785

[1]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments made are based on the notional amount.
[3]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Centrica PLC 7.000% bond, due 09/19/18.
[4]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the EADS Finance BV 5.500% bond, due 09/25/18.
[5]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Marks & Spencer PLC 5.625% bond, due 03/24/14.
[6]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the CNA Financial Corp. 5.850% bond, due 12/15/14.

99

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2011

[7]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Daimler Finance North America LLC 6.500% bond, due 11/15/13.
[8]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Computer Sciences Corp. 6.500% bond, due 03/15/18.
[9]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Honeywell International Ltd. 5.700% bond, due 03/15/36.
[10]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Prudential Financial, Inc. 4.500% bond, due 07/15/13.
[11]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Siemens Financieringsmaatschappij NV 5.625% bond, due 06/11/18.
[12]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Allstate Corp. 6.750% bond, due 05/15/18.
[13]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Michelin Luxembourg SCS 8.625% bond, due 04/24/14.
[14]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the BMW Finance NV 5.000% bond, due 08/06/18.
[15]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Volkswagen International Finance NV 5.375% bond, due 05/22/18.
[16]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Santander International Debt SAU 0.000% bond, due 08/09/13.
[17]	Payment from the counterparty will be received upon the occurrence of bankruptcy and/or restructuring event with respect to the Metro AG 7.625% bond, due 03/05/15.

Credit default swaps on credit indices—sell protection[1]

				Payments	Payments	Upfront
	Notional		Termination	made by	received by	payments		Unrealized	Credit
Counterparty	amount		date	the Fund	the Fund[2]	received	Value	appreciation	spread[3]

Barclays Bank PLC	EUR	3,985,000	12/20/16	— [4]	1.000%	$462,863	$(390,542)	$72,321	2.752%

Deutsche Bank AG	EUR	3,985,000	12/20/16	— [4]	1.000	449,253	(390,542)	58,711	2.752

						$912,116	$(781,084)	$131,032

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation specified in the iTraxx Europe Senior Financials Series 16 Index.

100

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2011

Credit default swaps on corporate issues—sell protection[1]

							Upfront
				Payments		Payments	payments		Unrealized
	Notional		Termination	made by		received by	(made)/		appreciation/	Credit
Counterparty	amount		date	the Fund		the Fund[2]	received	Value	(depreciation)	spread[3]

Barclays Bank PLC	EUR	1,180,000	06/20/16	—	[4]	1.000%	$(24,017)	$(14,529)	$(38,546)	1.227%

Barclays Bank PLC	EUR	540,000	12/20/16	—	[5]	1.000	4,266	(7,232)	(2,966)	1.223

Barclays Bank PLC	EUR	540,000	12/20/16	—	[6]	1.000	8,697	(15,293)	(6,596)	1.468

Barclays Bank PLC	USD	775,000	09/20/16	—	[7]	1.000	15,345	(70,188)	(54,843)	3.154

Deutsche Bank AG	EUR	540,000	12/20/16	—	[8]	1.000	6,382	(2,022)	4,360	1.066

Deutsche Bank AG	EUR	540,000	12/20/16	—	[9]	1.000	8,838	(15,588)	(6,750)	1.477

Deutsche Bank AG	USD	870,000	03/20/16	—	[10]	1.000	12,997	(118,863)	(105,866)	4.774

Deutsche Bank AG	USD	800,000	06/20/16	—	[11]	1.000	22,130	(68,897)	(46,767)	3.151

Deutsche Bank AG	USD	775,000	09/20/16	—	[7]	1.000	15,345	(70,188)	(54,843)	3.154

Goldman Sachs International	EUR	380,000	09/20/16	—	[12]	1.000	20,584	(26,861)	(6,277)	2.248

Goldman Sachs International	EUR	540,000	12/20/16	—	[13]	1.000	7,437	(12,669)	(5,232)	1.388

JPMorgan Chase Bank	EUR	640,000	03/20/16	—	[14]	1.000	19,045	(75,994)	(56,949)	3.423

JPMorgan Chase Bank	USD	850,000	03/20/16	—	[10]	1.000	13,871	(116,130)	(102,259)	4.774

							$130,920	$(614,454)	$(483,534)

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
[2]	Payments received are based on the notional amount.
[3]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the E.ON International Finance BV 6.375% bond, due 05/29/17.
[5]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Deutsche Telekom International Finance BV 6.000% bond, due 01/20/17.
[6]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the GDF Suez 5.125% bond, due 02/19/18.
[7]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Hartford Financial Services Group, Inc. 4.000% bond, due 03/30/15.
[8]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the BP Capital Markets America, Inc. 4.200% bond, due 06/15/18.
[9]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the EDF SA 5.625% bond, due 02/21/33.
[10]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Computer Sciences Corp. 6.500% bond, due 03/15/18.
[11]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the MetLife Inc. 5.000% bond, due 06/15/15.
[12]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Carrefour SA 4.375% bond, due 11/02/16.
[13]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the France Telecom SA 5.625% bond, due 05/22/18.

101

UBS Global Corporate Bond Relationship Fund
Portfolio of investments

December 31, 2011

[14]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the AXA SA 6.000% bond, due 06/18/13.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$171,712,903	$—	$171,712,903

US government obligations	—	8,117,427	—	8,117,427

Non-US government obligation	—	736,841	—	736,841

Supranational bond	—	459,377	—	459,377

Short-term investment	—	5,244,474	—	5,244,474

Forward foreign currency contracts	—	1,181,949	—	1,181,949

Futures contracts	(62,911)	—	—	(62,911)

Swap agreements	—	(719,849)	—	(719,849)

Total	$(62,911)	$186,733,122	$—	$186,670,211

102	See accompanying notes to financial statements.

UBS High Yield Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2011, UBS High Yield Relationship Fund (the “Fund”) returned 2.42%. The Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 4.49% over the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund generated a positive return during the reporting period but underperformed the Index. Certain sector allocations and security selection detracted from performance.

Portfolio performance summary
What worked

•	The Fund’s positioning in several sectors contributed to performance during the reporting period.

	–	Within the industrials sector, issue selection within the paper and chemicals subsectors was beneficial for results.

	–	Within the financials sector, having underweights to the bank and diversified financial services subsectors, as well as positioning in the latter subsector, were modestly positive for performance. These areas of the market performed poorly, with banks in particular lagging as they were negatively impacted by fears of contagion from the European sovereign debt crisis, weakening global growth and uncertainty regarding new financial regulations.

What didn’t work

•	The Fund’s positioning in the industrials sector was not rewarded. For example, an overweight to the gaming subsector was a drag on results as it lagged the benchmark during the reporting period. Issue selection in the transportation subsector also hurt the Fund’s performance, largely as a result of owning debt issued by a shipping company that performed poorly given signs of moderating global growth. Other positions in industrials that hurt performance included an underweight to telecommunications, as well as an overweight to the metals and mining subsector.

•	Within the financials sector, having an overweight to the weak-performing insurance subsector was a negative for results. While it performed well during the first half of the period, insurance was dragged down during the third quarter of 2011 as risk appetite was replaced with periods of extreme risk aversion.

103

UBS High Yield Relationship Fund

•	The Fund’s positioning from a quality perspective detracted from results. While we moved to increase the portfolio’s overall credit quality during the period, mainly as a result of increasing risk aversion and market volatility, the Fund’s quality biases were negative for results overall during the reporting period.

	–	The Fund’s overweight to securities rated CCC[1] and lower detracted from performance.

	–	Having an underweight to securities rated BB2 was not rewarded, as they outperformed their lower rated B3 and CCC counterparts during the reporting period.

•	Duration positioning modestly detracted from performance. We tactically adjusted the Fund’s duration, but remained shorter than that of the benchmark. This was not rewarded, as interest rates declined during the reporting period. (Duration measures the price sensitivity of a portfolio to interest rate changes.)

[1]	Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal.
[2]	Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.
[3]	Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

104

UBS High Yield Relationship Fund

Average annual total returns for periods ended December 31, 2011 (unaudited)

	1 year	5 years	10 years

UBS High Yield Relationship Fund	2.42%	5.13%	7.09%

BofA Merrill Lynch US High Yield Cash Pay Constrained Index[1]	4.49	7.43	8.66

[1]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund over the 10 years ended
December 31, 2011 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

105

UBS High Yield Relationship Fund

Top ten long-term fixed income holdings
(unaudited)
As of December 31, 2011
Percentage of
net assets

US Treasury Notes,
2.000%, due 11/15/21	2.0%
CIT Group, Inc.,
7.000%, due 05/01/17	1.5
Ford Motor Credit Co. LLC,
12.000%, due 05/15/15	1.5
DISH DBS Corp.,
7.875%, due 09/01/19	1.2
CF Industries, Inc.,
7.125%, due 05/01/20	1.2
Frontier Communications Corp.,
8.250%, due 04/15/17	1.1
MGM Resorts International,
10.000%, due 11/01/16	1.1
Calpine Corp.,
7.875%, due 07/31/20	1.1
El Paso Corp.,
7.750%, due 01/15/32	1.0
Ally Financial, Inc.,
8.300%, due 02/12/15	1.0

Total	12.7%

Industry diversification (unaudited)
As a percentage of net assets as of December 31, 2011

Bonds
Corporate bonds
Aerospace	0.57%
Air transportation	0.21
Automotive & auto parts distributors	4.28
Banks & thrifts	2.12
Broadcasting	1.06
Building materials	1.00
Cable TV	2.89
Capital goods	0.62
Chemicals	4.71
Consumer products	0.12
Containers	2.62
Diversified financial services	4.63
Diversified media	1.44
Electric utilities	4.33
Energy	14.04
Entertainment/film	0.42
Food & drug retail	1.19
Food/beverage/tobacco	1.38
Gaming	5.80
Healthcare	5.25
Homebuilders/real estate	1.51
Hotel	0.75
Insurance	2.23
Leisure	0.79
Machinery	0.69
Metals/mining	3.44
Paper	1.68
Publishing/printing	0.77
Restaurants	0.42
Services	2.81
Steels	1.80
Super retail index	4.34
Technology	4.61
Telecommunications	9.08
Textile/apparel	0.19
Transportation excluding air/rail	1.04

Total corporate bonds	94.83%

Asset-backed security	0.11
Commercial mortgage-backed securities	0.57
US government obligation	2.04

Total bonds	97.55%

Common stocks	0.00 [1]
Warrants	0.00 [1]
Short-term investment	0.53

Total investments	98.08%

Cash and other assets, less liabilities	1.92

Net assets	100.00%

[1] Amount represents less than 0.005%.

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount	Value

Bonds: 97.55%
Corporate bonds: 94.83%
Australia: 1.14%
FMG Resources August 2006 Pty Ltd.,
7.000%, due 11/01/15[1]	$1,275,000	$1,287,750
Mirabela Nickel Ltd.,
8.750%, due 04/15/18[1]	1,920,000	1,723,200

Total Australia corporate bonds		3,010,950

Austria: 0.31%
PE Paper Escrow GmbH,
12.000%, due 08/01/14[1]	775,000	825,375

Brazil: 0.94%
OGX Petroleo e Gas Participacoes SA,
8.500%, due 06/01/18[1]	2,525,000	2,474,500

Canada: 2.35%
Bombardier, Inc.,
7.500%, due 03/15/18[1]	340,000	363,800
7.750%, due 03/15/20[1]	460,000	501,400
CHC Helicopter SA,
9.250%, due 10/15/20[1]	950,000	855,000
Connacher Oil and Gas Ltd.,
8.500%, due 08/01/19[1]	860,000	778,300
Nova Chemicals Corp.,
8.625%, due 11/01/19	2,025,000	2,232,562
Novelis, Inc.,
8.375%, due 12/15/17	675,000	717,188
Reliance Intermediate Holdings LP,
9.500%, due 12/15/19[1]	700,000	742,000

Total Canada corporate bonds		6,190,250

Cayman Islands: 0.98%
Sable International Finance Ltd.,
7.750%, due 02/15/17[1]	450,000	450,000
Seagate HDD Cayman,
7.750%, due 12/15/18[1]	2,005,000	2,132,819

Total Cayman Islands corporate bonds		2,582,819

France: 0.48%
Cie Generale de Geophysique-Veritas,
7.750%, due 05/15/17	580,000	587,250
CMA CGM SA,
8.500%, due 04/15/17[1]	1,525,000	674,812

Total France corporate bonds		1,262,062

Germany: 0.39%
Kinove German Bondco GmbH,
9.625%, due 06/15/18[1]	1,085,000	1,030,750
	Face
	amount	Value

Ireland: 0.49%
Ardagh Packaging Finance PLC,
7.375%, due 10/15/17[1]	$720,000	$727,200
Vimpel Communications Via VIP
Finance Ireland Ltd. OJSC,
9.125%, due 04/30/18[1]	575,000	562,781

Total Ireland corporate bonds		1,289,981

Italy: 0.62%
Wind Acquisition Finance SA,
7.250%, due 02/15/18[1]	900,000	819,000
11.750%, due 07/15/17[1]	895,000	801,025

Total Italy corporate bonds		1,620,025

Luxembourg: 2.31%
APERAM,
7.750%, due 04/01/18[1]	470,000	390,100
ConvaTec Healthcare E SA,
10.500%, due 12/15/18[1]	950,000	847,875
Expro Finance Luxembourg SCA,
8.500%, due 12/15/16[1]	1,800,000	1,584,000
Intelsat Jackson Holdings SA,
7.250%, due 10/15/20	910,000	923,650
11.250%, due 06/15/16	700,000	735,438
Intelsat Luxembourg SA,
11.250%, due 02/04/17	1,640,000	1,586,700

Total Luxembourg corporate bonds		6,067,763

Mexico: 0.23%
Cemex Finance LLC,
9.500%, due 12/14/16[1]	675,000	592,312

Netherlands: 0.58%
LyondellBasell Industries NV,
6.000%, due 11/15/21[1]	425,000	440,938
VimpelCom Holdings BV,
7.504%, due 03/01/22[1]	1,300,000	1,092,000

Total Netherlands corporate bonds		1,532,938

Russia: 0.18%
Evraz Group SA,
9.500%, due 04/24/18[1]	465,000	473,719

South Africa: 0.19%
Edcon Proprietary Ltd.,
9.500%, due 03/01/18[1]	655,000	510,900

United Kingdom: 1.73%
Hanson Ltd.,
6.125%, due 08/15/16	775,000	786,625
HBOS Capital Funding LP,
6.071%, due 06/30/14[1,2,3]	1,075,000	666,500

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Ineos Finance PLC,
9.000%, due 05/15/15[1]	$250,000	$253,750
Ineos Group Holdings PLC,
8.500%, due 02/15/16[1]	429,000	341,055
Vedanta Resources PLC,
8.250%, due 06/07/21[1]	650,000	503,750
9.500%, due 07/18/18[1]	925,000	795,500
Virgin Media Finance PLC,
8.375%, due 10/15/19	500,000	548,750
9.500%, due 08/15/16	575,000	645,437

Total United Kingdom corporate bonds		4,541,367

United States: 81.91%
ACCO Brands Corp.,
10.625%, due 03/15/15	275,000	305,938
AES Corp.,
8.000%, due 10/15/17	235,000	258,500
8.000%, due 06/01/20	1,815,000	1,996,500
AK Steel Corp.,
7.625%, due 05/15/20	660,000	620,400
Ally Financial, Inc.,
6.750%, due 12/01/14	500,000	502,500
8.000%, due 03/15/20	700,000	717,500
8.300%, due 02/12/15	2,500,000	2,637,500
Alta Mesa Holdings,
9.625%, due 10/15/18	875,000	848,750
AMC Entertainment, Inc.,
8.750%, due 06/01/19	870,000	900,450
American General Institutional Capital A,
7.570%, due 12/01/45[1]	1,980,000	1,783,212
American International Group, Inc.,
6.250%, due 03/15/37	550,000	398,063
8.175%, due 05/15/58[2]	400,000	356,000
AMGH Merger Sub, Inc.,
9.250%, due 11/01/18[1]	445,000	458,350
ARAMARK Corp.,
8.500%, due 02/01/15	1,290,000	1,322,250
Ashland, Inc.,
9.125%, due 06/01/17	645,000	719,175
Atlas Pipeline Partners LP,
8.750%, due 06/15/18[1]	475,000	496,375
Avis Budget Car Rental LLC,
9.625%, due 03/15/18	380,000	393,300
BankAmerica Capital II,
8.000%, due 12/15/26	185,000	166,500
BE Aerospace, Inc.,
6.875%, due 10/01/20	575,000	626,750
Belden, Inc.,
9.250%, due 06/15/19	425,000	453,688
	Face
	amount	Value

Berry Petroleum Co.,
6.750%, due 11/01/20	$650,000	$656,500
Berry Plastics Corp.,
8.250%, due 11/15/15	550,000	585,750
9.500%, due 05/15/18	400,000	402,000
Boise Paper Holdings LLC,
9.000%, due 11/01/17	280,000	301,000
Boyd Gaming Corp.,
9.125%, due 12/01/18	1,475,000	1,401,250
Brocade Communications Systems, Inc.,
6.875%, due 01/15/20	300,000	319,500
Burlington Coat Factory
Warehouse Corp.,
10.000%, due 02/15/19	1,700,000	1,661,750
Cablevision Systems Corp.,
8.625%, due 09/15/17	1,400,000	1,550,500
Caesars Entertainment Operating Co., Inc.,
5.625%, due 06/01/15	1,365,000	740,513
10.000%, due 12/15/15	750,000	577,500
10.000%, due 12/15/18	2,155,000	1,476,175
11.250%, due 06/01/17	1,045,000	1,109,006
Calpine Construction Finance Co. LP,
8.000%, due 06/01/16[1]	1,235,000	1,333,800
Calpine Corp.,
7.875%, due 07/31/20[1]	2,645,000	2,849,987
Capella Healthcare, Inc.,
9.250%, due 07/01/17	240,000	243,600
Case New Holland, Inc.,
7.875%, due 12/01/17	680,000	768,400
CB Richard Ellis Services, Inc.,
11.625%, due 06/15/17	215,000	247,787
CDW Finance Corp.,
12.535%, due 10/12/17	1,050,000	1,055,250
Celanese US Holdings LLC,
5.875%, due 06/15/21	1,190,000	1,228,675
6.625%, due 10/15/18	315,000	334,687
Cengage Learning Acquisitions, Inc.,
10.500%, due 01/15/15[1]	535,000	383,862
Ceridian Corp.,
11.250%, due 11/15/15	1,040,000	811,200
CF Industries, Inc.,
6.875%, due 05/01/18	350,000	400,750
7.125%, due 05/01/20	2,560,000	3,027,200
Chesapeake Energy Corp.,
6.625%, due 08/15/20	850,000	911,625
9.500%, due 02/15/15	1,540,000	1,763,300
Chesapeake Oilfield Operating LLC,
6.625%, due 11/15/19[1]	520,000	540,800
Chrysler Group LLC,
8.000%, due 06/15/19[1]	1,440,000	1,317,600

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
CIT Group, Inc.,
7.000%, due 05/01/16	$1,240,000	$1,240,000
7.000%, due 05/01/17	4,025,000	4,025,000
Claire’s Stores, Inc.,
10.500%, due 06/01/17	450,000	308,250
Clear Channel Communications, Inc.,
10.750%, due 08/01/16	1,205,000	807,350
Clearwater Paper Corp.,
7.125%, due 11/01/18	410,000	426,400
Clearwire Communications LLC,
12.000%, due 12/01/15[1]	490,000	469,175
Community Health Systems, Inc.,
8.000%, due 11/15/19[1]	435,000	439,350
8.875%, due 07/15/15	428,000	441,910
Comstock Resources, Inc.,
8.375%, due 10/15/17	90,000	87,075
Consol Energy, Inc.,
8.000%, due 04/01/17	505,000	552,975
Constellation Brands, Inc.,
8.375%, due 12/15/14	655,000	735,237
Cricket Communications, Inc.,
7.750%, due 05/15/16	600,000	619,500
Crosstex Energy LP,
8.875%, due 02/15/18	960,000	1,048,800
CSC Holdings LLC,
8.625%, due 02/15/19	550,000	633,875
Delta Air Lines, Inc.,
12.250%, due 03/15/15[1]	520,000	543,400
Denbury Resources, Inc.,
8.250%, due 02/15/20	300,000	335,250
9.750%, due 03/01/16	1,105,000	1,218,262
Developers Diversified Realty Corp.,
9.625%, due 03/15/16	895,000	1,041,102
Diamond Resorts Corp.,
12.000%, due 08/15/18	1,550,000	1,526,750
DISH DBS Corp.,
6.625%, due 10/01/14	765,000	816,637
7.750%, due 05/31/15	300,000	330,000
7.875%, due 09/01/19	2,710,000	3,062,300
Dolphin Subsidiary II, Inc.,
7.250%, due 10/15/21[1]	1,195,000	1,290,600
Domtar Corp.,
10.750%, due 06/01/17	537,000	676,620
DuPont Fabros Technology LP, REIT,
8.500%, due 12/15/17	1,520,000	1,626,400
E*Trade Financial Corp.,
12.500%, due 11/30/17	727,000	821,510
Eagle Parent, Inc.,
8.625%, due 05/01/19[1]	150,000	143,250
	Face
	amount	Value

EH Holding Corp.,
6.500%, due 06/15/19[1]	$155,000	$161,588
7.625%, due 06/15/21[1]	155,000	162,750
El Paso Corp.,
7.750%, due 01/15/32	2,285,000	2,639,175
Encore Acquisition Co.,
9.500%, due 05/01/16	315,000	347,287
Energy Transfer Partners LP,
6.050%, due 06/01/41	595,000	583,427
7.500%, due 07/01/38	850,000	970,465
Entravision Communications Corp.,
8.750%, due 08/01/17	750,000	735,000
Equinix, Inc.,
8.125%, due 03/01/18	1,350,000	1,471,500
ExamWorks Group, Inc.,
9.000%, due 07/15/19[1]	1,345,000	1,217,225
Felcor Lodging LP,
6.750%, due 06/01/19	550,000	528,000
Ferrellgas Partners-LP,
9.125%, due 10/01/17	500,000	522,500
FireKeepers Development Authority,
13.875%, due 05/01/15[1]	1,315,000	1,492,525
First Data Corp.,
9.875%, due 09/24/15	1,230,000	1,156,200
11.250%, due 03/31/16	645,000	535,350
Ford Motor Co.,
7.450%, due 07/16/31	1,415,000	1,698,000
Ford Motor Credit Co. LLC,
5.750%, due 02/01/21	1,300,000	1,354,770
12.000%, due 05/15/15	3,265,000	3,999,592
Forest Oil Corp.,
7.250%, due 06/15/19	1,075,000	1,096,500
8.500%, due 02/15/14	560,000	610,400
Freescale Semiconductor, Inc.,
9.250%, due 04/15/18[1]	405,000	432,844
10.125%, due 03/15/18[1]	442,000	481,780
10.750%, due 08/01/20	207,000	215,798
Frontier Communications Corp.,
7.875%, due 04/15/15	1,000,000	1,013,750
8.250%, due 04/15/17	2,960,000	3,026,600
9.000%, due 08/15/31	1,230,000	1,122,375
FTI Consulting, Inc.,
6.750%, due 10/01/20	675,000	696,938
Gannett Co., Inc.,
9.375%, due 11/15/17	485,000	526,225
GenOn Energy, Inc.,
9.500%, due 10/15/18	1,410,000	1,427,625
9.875%, due 10/15/20	450,000	456,750
Geo Group, Inc.,
7.750%, due 10/15/17	400,000	425,000
Georgia Gulf Corp.,
9.000%, due 01/15/17[1]	925,000	978,187

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Georgia-Pacific LLC,
8.250%, due 05/01/16[1]	$1,225,000	$1,360,926
Glen Meadow Pass-Through Trust,
6.505%, due 02/12/67[1,2]	660,000	465,300
Goodyear Tire & Rubber Co.,
10.500%, due 05/15/16	844,000	930,510
Graphic Packaging International, Inc.,
7.875%, due 10/01/18	395,000	420,675
Grifols, Inc.,
8.250%, due 02/01/18	525,000	551,250
Gulfmark Offshore, Inc.,
7.750%, due 07/15/14	700,000	700,000
Harland Clarke Holdings Corp.,
9.500%, due 05/15/15	695,000	507,350
HCA, Inc.,
6.250%, due 02/15/13	775,000	790,500
7.500%, due 02/15/22	1,225,000	1,252,563
7.875%, due 02/15/20	600,000	648,000
8.500%, due 04/15/19	850,000	930,750
Helix Energy Solutions Group, Inc.,
9.500%, due 01/15/16[1]	1,420,000	1,476,800
Hexion US Finance Corp.,
8.875%, due 02/01/18	490,000	459,375
Hilcorp Finance Co.,
7.625%, due 04/15/21[1]	395,000	413,762
8.000%, due 02/15/20[1]	370,000	395,900
Hilton Worldwide, Inc.,
4.957%, due 11/15/13[1,2]	500,000	495,513
Host Hotels & Resorts LP,
6.000%, due 10/01/21[1]	100,000	102,500
9.000%, due 05/15/17	780,000	848,250
Icahn Enterprises LP,
8.000%, due 01/15/18	400,000	416,000
ILFC E-Capital Trust I,
4.340%, due 12/21/65[1,2]	460,000	271,391
Inergy LP,
7.000%, due 10/01/18	550,000	558,250
Ingles Markets, Inc.,
8.875%, due 05/15/17	715,000	773,988
Interactive Data Corp.,
10.250%, due 08/01/18	115,000	124,775
International Lease Finance Corp.,
7.125%, due 09/01/18[1]	1,550,000	1,604,250
8.625%, due 09/15/15	2,255,000	2,311,375
Iron Mountain, Inc.,
8.000%, due 06/15/20	750,000	780,938
8.375%, due 08/15/21	1,340,000	1,427,100
Jabil Circuit, Inc.,
8.250%, due 03/15/18	425,000	489,813
	Face
	amount	Value

Jacobs Entertainment, Inc.,
9.750%, due 06/15/14	$275,000	$254,375
JC Penney Corp., Inc.,
7.125%, due 11/15/23	1,075,000	1,075,000
Kemet Corp.,
10.500%, due 05/01/18	375,000	396,563
Key Energy Services, Inc.,
6.750%, due 03/01/21	575,000	575,000
Landry’s Restaurants, Inc.,
11.625%, due 12/01/15	1,045,000	1,099,863
Level 3 Financing, Inc.,
9.250%, due 11/01/14	953,000	974,443
10.000%, due 02/01/18	835,000	885,100
Liberty Mutual Group, Inc.,
7.800%, due 03/15/37[1]	315,000	280,350
10.750%, due 06/15/58[1,2]	650,000	815,750
Limited Brands, Inc.,
7.600%, due 07/15/37	425,000	422,875
8.500%, due 06/15/19	185,000	215,525
Lincoln National Corp.,
7.000%, due 05/17/66[2]	1,245,000	1,123,613
Linn Energy LLC,
6.500%, due 05/15/19[1]	250,000	248,125
7.750%, due 02/01/21	870,000	904,800
8.625%, due 04/15/20	675,000	732,375
Lyondell Chemical Co.,
11.000%, due 05/01/18	860,946	940,584
Manitowoc Co., Inc.,
8.500%, due 11/01/20	990,000	1,043,213
Marina District Finance Co., Inc.,
9.500%, due 10/15/15	1,900,000	1,776,500
MarkWest Energy Partners LP,
6.750%, due 11/01/20	300,000	314,250
Marquette Transportation Finance Corp.,
10.875%, due 01/15/17	450,000	453,375
Masco Corp.,
7.125%, due 03/15/20	225,000	227,075
McClatchy Co.,
11.500%, due 02/15/17	615,000	595,012
McJunkin Red Man Corp.,
9.500%, due 12/15/16	1,135,000	1,152,025
MedAssets, Inc.,
8.000%, due 11/15/18	930,000	911,400
Mercer International, Inc.,
9.500%, due 12/01/17	700,000	715,750
Meritage Homes Corp.,
6.250%, due 03/15/15	275,000	270,875
Meritor, Inc.,
10.625%, due 03/15/18	650,000	611,000
MGM Resorts International,
10.000%, due 11/01/16	2,815,000	2,955,750
11.125%, due 11/15/17	510,000	581,400
Michael Foods, Inc.,
9.750%, due 07/15/18	680,000	715,700

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount	Value

Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Michaels Stores, Inc.,
7.750%, due 11/01/18	$675,000	$681,750
11.375%, due 11/01/16	500,000	529,950
Mirant Americas Generation LLC,
9.125%, due 05/01/31	78,000	70,590
Multiplan, Inc.,
9.875%, due 09/01/18[1]	1,600,000	1,664,000
Murray Energy Corp.,
10.250%, due 10/15/15[1]	2,220,000	2,203,350
Mylan, Inc.,
7.625%, due 07/15/17[1]	850,000	927,562
Navios Maritime Acquisition Corp.,
8.625%, due 11/01/17	1,340,000	971,500
Navios Maritime Holdings, Inc.,
8.875%, due 11/01/17	650,000	619,125
Navistar International Corp.,
8.250%, due 11/01/21	494,000	525,492
NB Capital Trust II,
7.830%, due 12/15/26	380,000	338,200
Nexstar Broadcasting, Inc.,
8.875%, due 04/15/17	505,000	517,625
Nextel Communications, Inc.,
Series D, 7.375%, due 08/01/15	1,470,000	1,345,050
Nielsen Finance LLC,
7.750%, due 10/15/18	200,000	216,000
11.500%, due 05/01/16	500,000	572,500
Niska Gas Storage US LLC,
8.875%, due 03/15/18	1,730,000	1,691,075
NRG Energy, Inc.,
7.625%, due 05/15/19[1]	250,000	245,000
8.500%, due 06/15/19	955,000	969,325
Owens-Brockway Glass Container, Inc.,
7.375%, due 05/15/16	1,665,000	1,823,175
PAETEC Holding Corp.,
9.875%, due 12/01/18	1,390,000	1,529,000
Patriot Coal Corp.,
8.250%, due 04/30/18	525,000	504,000
Peabody Energy Corp.,
7.375%, due 11/01/16	725,000	797,500
Petco Animal Supplies, Inc.,
9.250%, due 12/01/18[1]	1,140,000	1,222,650
Pinnacle Foods Finance LLC,
10.625%, due 04/01/17	610,000	640,500
Plains Exploration & Production Co.,
7.625%, due 06/01/18	528,000	559,680
Production Resource Group, Inc.,
8.875%, due 05/01/19[1]	225,000	205,875
Prospect Medical Holdings, Inc.,
12.750%, due 07/15/14	650,000	708,500
QEP Resources, Inc.,
6.875%, due 03/01/21	450,000	484,875
	Face
	amount	Value

Quicksilver Resources, Inc.,
7.125%, due 04/01/16	$775,000	$771,125
9.125%, due 08/15/19	350,000	371,000
11.750%, due 01/01/16	620,000	703,700
Quiksilver, Inc.,
6.875%, due 04/15/15	540,000	501,525
QVC, Inc.,
7.375%, due 10/15/20[1]	300,000	320,250
7.500%, due 10/01/19[1]	1,730,000	1,855,425
Radiation Therapy Services, Inc.,
9.875%, due 04/15/17	500,000	373,750
Range Resources Corp.,
5.750%, due 06/01/21	150,000	162,375
Residential Capital LLC,
9.625%, due 05/15/15	525,000	367,500
Reynolds Group Issuer, Inc.,
7.875%, due 08/15/19[1]	375,000	391,875
8.750%, due 10/15/16[1]	680,000	715,700
9.875%, due 08/15/19[1]	1,250,000	1,212,500
Rite Aid Corp.,
8.625%, due 03/01/15	700,000	675,500
10.375%, due 07/15/16	875,000	929,687
Roofing Supply Group LLC,
8.625%, due 12/01/17[1]	828,000	844,560
Royal Caribbean Cruises Ltd.,
7.500%, due 10/15/27	555,000	543,900
Ryerson, Inc.,
12.000%, due 11/01/15	1,169,000	1,180,690
SandRidge Energy, Inc.,
8.750%, due 01/15/20	750,000	774,375
9.875%, due 05/15/16[1]	625,000	668,750
Sanmina-SCI Corp.,
7.000%, due 05/15/19[1]	1,175,000	1,145,625
Sealed Air Corp.,
8.375%, due 09/15/21[1]	580,000	640,900
SESI LLC,
7.125%, due 12/15/21[1]	575,000	603,750
Severstal Columbus LLC,
10.250%, due 02/15/18	650,000	680,875
Shingle Springs Tribal Gaming Authority,
9.375%, due 06/15/15[1]	1,205,000	680,825
Sinclair Television Group, Inc.,
9.250%, due 11/01/17[1]	375,000	408,750
Sprint Capital Corp.,
6.875%, due 11/15/28	600,000	428,250
8.750%, due 03/15/32	1,440,000	1,164,600
Sprint Nextel Corp.,
6.000%, due 12/01/16	795,000	659,850
8.375%, due 08/15/17	1,450,000	1,299,562
9.000%, due 11/15/18[1]	425,000	446,250
11.500%, due 11/15/21[1]	125,000	123,750
SPX Corp.,
7.625%, due 12/15/14	1,070,000	1,177,000
SquareTwo Financial Corp.,
11.625%, due 04/01/17	1,170,000	1,129,050

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount	Value

Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
Standard Pacific Corp.,
10.750%, due 09/15/16	$750,000	$787,500
SunGard Data Systems, Inc.,
10.250%, due 08/15/15	1,000,000	1,036,250
10.625%, due 05/15/15	300,000	319,500
SUPERVALU, Inc.,
8.000%, due 05/01/16	745,000	769,212
Susser Holdings LLC,
8.500%, due 05/15/16	250,000	269,687
Swift Energy Co.,
7.875%, due 03/01/22[1]	250,000	246,875
Tenet Healthcare Corp.,
6.875%, due 11/15/31	500,000	410,000
8.000%, due 08/01/20	475,000	475,594
8.875%, due 07/01/19	215,000	241,337
Tesoro Corp.,
9.750%, due 06/01/19	625,000	701,562
Texas Competitive Electric Holdings Co. LLC,
Series A, 10.250%, due 11/01/15	1,445,000	512,975
Tomkins LLC,
9.000%, due 10/01/18	748,000	829,345
Toys R Us Property Co. I LLC,
10.750%, due 07/15/17	1,150,000	1,257,812
Tropicana Entertainment LLC,
9.625%, due 12/15/14†4,7	1,250,000	0
Tube City IMS Corp.,
9.750%, due 02/01/15	790,000	797,900
Tunica-Biloxi Gaming Authority,
9.000%, due 11/15/15[1]	695,000	668,938
Tyson Foods, Inc.,
10.500%, due 03/01/14	450,000	519,750
U.S. Foodservice,
8.500%, due 06/30/19[1]	425,000	411,188
Unisys Corp.,
12.750%, due 10/15/14[1]	500,000	568,125
United States Steel Corp.,
7.375%, due 04/01/20	600,000	585,000
Univision Communications, Inc.,
7.875%, due 11/01/20[1]	195,000	197,925
8.500%, due 05/15/21[1]	515,000	468,650
USG Corp.,
8.375%, due 10/15/18[1]	160,000	147,200
Vanguard Health Holding Co. II LLC,
8.000%, due 02/01/18	745,000	739,413
Verso Paper Holdings LLC,
Series B, 11.375%, due 08/01/16	335,000	137,350
Viskase Cos., Inc.,
9.875%, due 01/15/18[1]	600,000	607,500
Warner Chilcott Co. LLC,
7.750%, due 09/15/18	475,000	485,094
	Face
	amount	Value

West Corp.,
7.875%, due 01/15/19	$770,000	$764,225
11.000%, due 10/15/16	690,000	726,225
Whiting Petroleum Corp.,
6.500%, due 10/01/18	795,000	830,775
WMG Acquisition Corp.,
9.500%, due 06/15/16	2,085,000	2,262,225
XL Group PLC,
Series E, 6.500%, due 04/15/17[2,3]	765,000	598,613
XM Satellite Radio, Inc.,
13.000%, due 08/01/13[1]	300,000	340,500
Yankee Finance, Inc.,
10.250%, due 02/15/16[5]	1,300,000	1,137,500
Yonkers Racing Corp.,
11.375%, due 07/15/16[1]	1,504,000	1,549,120
Zions Bancorp.,
5.500%, due 11/16/15	580,000	586,413

Total United States corporate bonds		215,594,593

Total corporate bonds
(cost $252,795,508)		249,600,304

Asset-backed security: 0.11%
United States: 0.11%
Ameriquest Mortgage Securities, Inc.,
Series 2005-R6, Class A2,
0.494%, due 08/25/35[2]
(cost $230,714)	293,405	275,833

Commercial mortgage-backed securities: 0.57%
United States: 0.57%
CW Capital Cobalt Ltd.,
Series 2007-C3, Class AJ,
5.816%, due 05/15/46[2]	800,000	383,501
GE Capital Commercial Mortgage Corp.,
Series 2007-C1, Class AJ,
5.677%, due 12/10/49[2]	925,000	444,000
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2007-LD11, Class AM,
5.817%, due 06/15/49[2]	500,000	426,023
Wachovia Bank Commercial Mortgage Trust,
Series 2007-C33, Class AM,
5.899%, due 02/15/51[2]	300,000	251,118

Total commercial mortgage-backed securities
(cost $1,755,056)		1,504,642

US government obligation: 2.04%
US Treasury Notes,
2.000%, due 11/15/21
(cost $5,310,704)	5,300,000	5,360,452

Total bonds
(cost $260,091,982)		256,741,231

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2011

	Shares	Value

Common stocks: 0.00%[6]
United States: 0.00%[6]
Pliant Corp.*†7,8	5	$0
Xanadoo Co., Class A*†	23	4,140

Total common stocks
(cost $86,272)		4,140

	Number of
	warrants

Warrants: 0.00%[6]
CMP Susquehanna Radio Holdings
Corp., strike @ $0.01,
expires 03/26/19*†7 (cost $162)	15,990	160
	Shares	Value

Short-term investment: 0.53%
Investment company: 0.53%
UBS Cash Management Prime
Relationship Fund[9] (cost $1,390,795)	1,390,795	$1,390,795

Total investments: 98.08%
(cost $261,569,211)		258,136,326

Cash and other assets,
less liabilities: 1.92%		5,065,450

Net assets: 100.00%		$263,201,776
Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $261,717,563; and net unrealized depreciation consisted of:
Gross unrealized appreciation	$7,144,202
Gross unrealized depreciation	(10,725,439)

Net unrealized depreciation of investments	$(3,581,237)

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 133.

*	Non-income producing security.
†	Holding is illiquid. At December 31, 2011, the value of these securities amounted to $4,300 or 0.00% of net assets.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $71,882,706 or 27.31% of net assets.
[2]	Variable or floating rate security — The interest rate shown is the current rate as of December 31, 2011 and changes periodically.
[3]	Perpetual bond security. The maturity date reflects the next call date.
[4]	Security is in default.
[5]	PIK - Payment-in kind security. Income may be paid in cash or additional notes, at the discretion of the issuer.
[6]	Amount represents less than 0.005%.
[7]	Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2011, the value of these securities amounted to $160 or 0.00% of net assets.
[8]	This security, which represents 0.00% of net assets as of December 31, 2011, is considered restricted. (See restricted security table below for more information.)

Acquisition
			cost as a		Value as a
	Acquisition	Acquisition	percentage of	Value	percentage of
Restricted security	date	cost	net assets	12/31/11	net assets

Pliant Corp.	10/02/00	$0	0.00%	$0	0.00%

UBS High Yield Relationship Fund
Portfolio of investments

December 31, 2011

[9]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliated for
		year	year		the year
	Value	ended	ended	Value	ended
Security description	12/31/10	12/31/11	12/31/11	12/31/10	12/31/11

UBS Cash Management
Prime Relationshlip Fund	$7,216,268	$210,574,747	$216,400,220	$1,390,795	$10,684

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$249,600,304	$0	$249,600,304

Asset-backed security	—	275,833	—	275,833

Commercial mortgage-backed securities	—	1,504,642	—	1,504,642

US government obligation	—	5,360,452	—	5,360,452

Common stocks	4,140	—	0	4,140

Warrants	—	—	160	160

Short-term investment	—	1,390,795	—	1,390,795

Total	$4,140	$258,132,026	$160	$258,136,326

Level 3 Rollforward Disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Corporate	Common	Preferred
	bonds	stocks	stock	Warrants	Total

Assets
Beginning balance	$21,300	$ 0	$140	$160	$21,600

Purchases	—	—	—	—	—

Issuances	—	—	—	—	—

Sales	(60,000)	—	(139,930)	—	(199,930)

Settlements	—	—	—	—	—

Accrued discounts (premiums)	(60,398)	—	—	—	(60,398)

Total realized gain (loss)	(227,547)	—	139,768	—	(87,779)

Change in net unrealized appreciation/depreciation	326,008	—	22	—	326,030

Transfers into Level 3[1]	637	—	—	—	637

Transfers out of Level 3	—	—	—	—	—

Ending balance	$0	$ 0	$—	$160	$160

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2011 was $(638).

[1]	Transfers into Level 3 represent the value at the beginning of the year. At December 31, 2011 a security was transferred from Level 2 to Level 3 due to the absence of observable inputs.

114	See accompanying notes to financial statements.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2011, UBS Opportunistic Emerging Markets Debt Relationship Fund (the “Fund”) returned 5.80%. For comparison purposes, the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) returned 8.46%, and the Emerging Markets Debt Benchmark Index (the “Index”) returned 3.33%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund is managed to provide opportunistic emerging markets debt exposure to broader portfolios and, therefore, is not managed relative to a benchmark. Security selection is the primary source of return generation, as overall exposures, including duration, are managed at the broader portfolio level. During the reporting period, the Fund generated a positive return.

The Fund used derivatives during the reporting period. Certain foreign exchange instruments were utilized to manage the Fund’s currency exposure, while credit default swaps were used to express our views regarding specific country exposures, as well as for hedging purposes. To a smaller extent, the Fund also utilized interest rate derivatives to adjust its duration positioning. Derivatives play a role in the overall portfolio construction process but are just one of the tools we utilize to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. With that in mind, overall, the Fund’s currency management produced mixed results, while country allocation added to performance. The results of our overall duration strategy are discussed in detail on page 116.

Portfolio performance summary
What worked

•	A focus on certain higher beta (higher risk) countries contributed to results. The Fund’s allocation to Venezuela was a positive, as it continued to meet its debt obligations, and as hope grew that the political landscape would see improvement in 2012. Exposures to Argentina and Indonesia were also rewarded given their strong results during the year.

•	Avoiding a number of weak-performing countries helped performance. We had minimal exposure to debt issued by Turkey due to our negative views on the country’s fundamentals.

•	Several local debt positions positively contributed to performance. Despite periods of heightened volatility, the Fund’s local emerging markets debt holdings, overall, benefited performance. In particular, our exposures to domestic debt in Brazil, Indonesia and Mexico were beneficial as their yields declined during the reporting period. Hopes that moderating inflationary pressures and slower global growth would trigger an end to monetary tightening and a resumption of more accommodative monetary policies also supported local emerging markets debt.

What didn’t work

•	Currency exposure, overall, detracted from results during the reporting period. The Fund maintained its longstanding emphasis on local currencies. This detracted from results over the 12-month reporting period as a whole, due to concerns about the global economy, and as a result of several flights to quality. Meaningful detractors were the Fund’s exposures to the Indian rupee, the South African rand and the Mexican peso.

UBS Opportunistic Emerging Markets Debt Relationship Fund

•	The Fund’s US duration exposure was initially a negative for performance. The Fund’s duration was tactically adjusted, but generally short during the first half of the reporting period. This detracted from performance as US rates moved lower in the second quarter of 2011. As global growth became more of a concern in the second half of the period, we moved to a neutral duration. However, a neutral position was not able to outweigh the detraction from the first half of the year. (Duration measures a fund’s sensitivity to interest rate changes, and is related to the maturity of the bonds comprising the portfolio.)

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Average annual total returns for periods ended December 31, 2011 (unaudited)

	1 year	5 years	Inception[1]

UBS Opportunistic Emerging Markets Debt Relationship Fund	5.80%	9.83%	10.61%

J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) [2]	8.46	8.08	9.16

Emerging Markets Debt Benchmark Index[3]	3.33	8.30	9.45

[1]	Inception date of UBS Opportunistic Emerging Markets Debt Relationship Fund is May 31, 2006.
[2]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US-dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The Emerging Markets Debt Benchmark Index is an unmanaged index compiled by the Advisor, constructed as follows: from inception 12/31/90 to 12/31/95—100% J.P. Morgan Emerging Markets Bond Index (EMBI); from 01/01/96 to 06/30/00—100% J.P. Morgan Emerging Markets Bond Index+ (EMBI+); from 07/01/00 to 10/31/05—100% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global); from 11/01/05 to 05/31/06—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Open (GBI-EM Open); from 06/01/06 to 04/30/09—70% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 30% J.P. Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM Diversified); from 05/01/09 to current—50% J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM Global Diversified). Investors should note that indices do not reflect the deduction of fees and expenses

Illustration of an assumed investment of $1,000,000 in the Fund from May 31, 2006, which is the Fund inception date, through December 31, 2011 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS Opportunistic Emerging Markets Debt Relationship Fund

Top ten long-term fixed income holdings
(unaudited)
As of December 31, 2011
Percentage of
net assets

Notas do Tesouro Nacional, Series B,
6.000%, due 05/15/45	12.3%
Republic of Argentina,
7.000%, due 09/12/13	12.0
Bonos de la Tesoreria de la Republica,
3.000%, due 07/01/17	7.0
Republic of South Africa,
5.500%, due 12/07/23	5.4
Republic of Venezuela,
8.250%, due 10/13/24	5.3
Notas do Tesouro Nacional, Series F,
10.000%, due 01/01/21	5.3
Perusahaan Listrik Negara PT,
5.500%, due 11/22/21	4.8
Standard Chartered Bank,
8.130%, due 09/21/22
(linked to Indian Government Bonds,
8.130%, due 09/21/22)	4.6
RSHB Capital SA for OJSC Russian Agricultural Bank,
7.750%, due 05/29/18	4.4
NAK Naftogaz Ukraine,
9.500%, due 09/30/14	3.5

Total	64.6%

Industry diversification (unaudited)[1]
As a percentage of net assets as of December 31, 2011

Bonds
Corporate bonds
Diversified financial services	7.41%
Electric utilities	4.81
Oil, gas & consumable fuels	11.47
Real estate management & development	1.86

Total corporate bonds	25.55%

Non-US government obligations	57.57
Structured note	4.64

Total bonds	87.76%

Short-term investment	9.67
Options purchased	0.40

Total investments	97.83%

Cash and other assets, less liabilities	2.17

Net assets	100.00%

Country exposure by issuer, top five (unaudited)
As of December 31, 2011
Percentage of
net assets

Brazil	17.6%
Argentina	14.3
Venezuela	10.5
Russia	8.7
Chile	7.0

Total	58.1%

[1]	Figures represent the industry breakdown of direct investments of UBS Opportunistic Emerging Markets Debt Relationship Fund. Figures would be different if a breakdown of derivatives exposure was included.

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2011

	Face amount		Value

Bonds: 87.76%
Corporate bonds: 25.55%
Indonesia: 4.81%
Perusahaan Listrik Negara PT,
5.500%, due 11/22/21[1]		$750,000	$764,250

Malaysia: 1.86%
Johor Corp.,
1.000%, due 07/31/12†	MYR	700,000	295,899

Russia: 7.41%
RSHB Capital SA for OJSC
Russian Agricultural Bank,
7.750%, due 05/29/18[1]		$650,000	692,250
VEB Finance Ltd.,
6.800%, due 11/22/25[1]		500,000	483,750

Total Russia corporate bonds			1,176,000

Ukraine: 3.53%
NAK Naftogaz Ukraine,
9.500%, due 09/30/14		600,000	561,000

United Arab Emirates: 3.18%
IPIC GMTN Ltd.,
3.750%, due 03/01/17[2]		200,000	199,500
6.875%, due 11/01/41[2]		300,000	305,250

Total United Arab Emirates corporate bonds			504,750

Venezuela: 4.76%
Petroleos de Venezuela SA,
8.500%, due 11/02/17[1]		350,000	264,250
8.500%, due 11/02/17[2]		650,000	490,750

Total Venezuela corporate bonds			755,000

Total corporate bonds
(cost $4,055,383)			4,056,899

Non-US government obligations: 57.57%
Argentina: 14.30%
Republic of Argentina,
4.383%, due 12/15/35[3]		947,755	117,048
7.000%, due 09/12/13		1,900,000	1,898,100
Series X, 7.000%, due 04/17/17		200,000	171,500
8.750%, due 06/02/17		88,658	83,338

			2,269,986

Brazil: 17.62%
Notas do Tesouro Nacional,
Series B, 6.000%,
due 05/15/45[4]	BRL	1,600,000	1,957,277
Series F, 10.000%,
due 01/01/21		1,600,000	840,040

			2,797,317

	Face amount		Value

Chile: 6.96%
Bonos de la Tesoreria de la Republica,
3.000%, due 07/01/17[4]	CLP	557,458,500	$1,104,588

China: 1.46%
China Government Bond,
1.400%, due 08/18/16[1]	CNY	1,000,000	153,241
2.480%, due 12/01/20		500,000	78,646

			231,887

Mexico: 4.82%
Mexican Udibonos,
4.000%, due 06/13/19[4]	MXN	1,350,000	509,484
4.010%, due 11/15/40[4]		730,000	256,695

			766,179

Russia: 1.30%
Federation of Russia,
5.000%, due 04/29/20[1]		$200,000	206,250

South Africa: 5.36%
Republic of South Africa,
5.500%, due 12/07/23[4]	ZAR	5,116,905	851,344

Venezuela: 5.75%
Republic of Venezuela,
8.250%, due 10/13/24[1]		$1,300,000	845,000
9.375%, due 01/13/34		100,000	68,750

			913,750

Total Non-US government obligations
(cost $8,856,175)			9,141,301

Structured note: 4.64%
India: 4.64%
Standard Chartered Bank,
8.130%, due 09/21/22
(linked to Indian Government Bonds,
8.130%, due 09/21/22)
(cost $713,982)		713,982	735,830

Total bonds
(cost $13,625,540)			13,934,030

		Shares

Short-term investment: 9.67%
Investment company: 9.67%
UBS Cash Management Prime
Relationship Fund[5]
(cost $1,536,051)		1,536,051	1,536,051

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2011

	Face amount
	covered by contracts		Value

Options purchased*: 0.40%
Call options: 0.32%
Foreign Exchange Option, Buy
EUR/HUF, strike @ HUF 318.00,
expires February 2012	EUR	350,000	$6,574
Foreign Exchange Option, Buy
EUR/HUF, strike @ HUF 325.00,
expires February 2012		130,000	2,030
Foreign Exchange Option, Buy
USD/CZK, strike @ CZK 19.75,
expires January 2012		$810,000	9,172
Foreign Exchange Option, Buy
USD/CZK, strike @ CZK 19.80,
expires January 2012		540,000	5,626
Foreign Exchange Option, Buy
USD/CZK, strike @ CZK 19.50,
expires March 2012		250,000	9,321
Foreign Exchange Option, Buy
USD/ILS, strike @ ILS 3.82,
expires January 2012		950,000	7,522
Foreign Exchange Option, Buy
USD/KRW, strike @ KRW 1,220.00,
expires March 2012		260,000	4,127
Foreign Exchange Option, Buy
USD/SAR, strike @ SAR 3.75,
expires July 2013		1,187,500	6,816

			51,188
	Face amount
	covered by contracts		Value

Put options: 0.08%
Foreign Exchange Option, Buy
EUR/TRY, strike @ TRY 2.40,
expires January 2012	EUR	1,300,000	$340
Foreign Exchange Option, Buy
EUR/TRY, strike @ TRY 2.31,
expires January 2012		158,000	50
Foreign Exchange Option, Buy
EUR/TRY, strike @ TRY 2.20,
expires March 2012		420,000	135
Foreign Exchange Option, Buy
EUR/ZAR, strike @ ZAR 10.25,
expires February 2012		420,000	4,232
Foreign Exchange Option, Buy
USD/SAR, strike @ SAR 3.75,
expires July 2013		$1,187,500	8,180

			12,937

Total options purchased
(cost $132,839)			64,125

Total investments: 97.83%
(cost $15,294,430)			15,534,206

Cash and other assets,
less liabilities: 2.17%			344,001

Net assets: 100.00%			$15,878,207

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $15,294,430; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$630,630
Gross unrealized depreciation	(390,854)

Net unrealized appreciation of investments	$239,776

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 133.

*	Non-income producing security.
†	Holding is illiquid. At December 31, 2011, the value of this security and other derivative instruments amounted to $342,102 or 2.15% of net assets.
[1]	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At December 31, 2011, the value of these securities amounted to $3,408,991 or 21.47% of net assets.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $995,500 or 6.27% of net assets.
[3]	Floating rate determined annually based on the Argentina GDP.

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2011

[4]	Debt security whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuers’ country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity.
[5]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/10	12/31/11	12/31/11	12/31/11	12/31/11

UBS Cash Management Prime Relationship Fund	$2,484,159	$25,804,657	$26,752,765	$1,536,051	$4,584

Forward foreign currency contracts

						Unrealized
	Contracts		In		Maturity	appreciation/
Counterparty	to deliver		exchange for		date	(depreciation)

Credit Suisse First Boston	BRL	4,983,396	USD	2,760,425	03/15/12	$130,306

Credit Suisse First Boston	CLP	378,660,000	USD	732,559	03/15/12	9,958

Credit Suisse First Boston	KRW	330,050,000	USD	289,315	03/15/12	4,178

Credit Suisse First Boston	MYR	610,000	USD	194,144	03/15/12	2,459

Credit Suisse First Boston	PLN	349,000	USD	100,054	01/17/12	(954)

Credit Suisse First Boston	TRY	27,000	USD	16,033	01/31/12	1,871

Credit Suisse First Boston	USD	174,782	IDR	1,644,696,000	03/15/12	5,283

Credit Suisse First Boston	USD	102,723	PLN	349,000	01/17/12	(1,714)

Credit Suisse First Boston	USD	16,013	TRY	27,000	01/31/12	(1,851)

Credit Suisse First Boston	ZAR	5,576,900	USD	656,732	03/15/12	(26,485)

Goldman Sachs International	BRL	212,000	USD	122,282	06/22/12	12,403

Goldman Sachs International	TRY	27,000	USD	16,015	01/31/12	1,853

Goldman Sachs International	USD	126,115	BRL	212,000	06/22/12	(16,237)

Goldman Sachs International	USD	377,404	RUB	11,835,000	03/15/12	(13,686)

Goldman Sachs International	USD	15,960	TRY	27,000	01/31/12	(1,798)

JPMorgan Chase Bank	HUF	56,861,000	USD	242,540	03/14/12	10,728

JPMorgan Chase Bank	MXN	10,932,580	USD	793,596	03/15/12	14,670

JPMorgan Chase Bank	USD	560,479	TRY	1,061,660	03/15/12	(9,008)

Net unrealized appreciation on forward foreign currency contracts						$121,976

Options written

	Expiration	Premiums
	date	received	Value

Call options
Foreign Exchange Option, Sell CZK/USD, USD 250,000
face amount covered by contracts, strike @ CZK 21.40	March 2012	$3,600	$(2,893)

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2011

Foreign exchange option activity for the year ended December 31, 2011 was as follows:

Premiums
received

Foreign exchange options outstanding at December 31, 2010	$19,164

Foreign exchange options written	78,576

Foreign exchange options terminated in closing purchase transactions	(94,140)

Foreign exchange options expired prior to exercise	—

Foreign exchange options outstanding at December 31, 2011	$3,600

Currency swap agreement

								Upfront
								payments
	Pay	Pay	Receive	Receive	Termination	Pay	Receive	(made)/		Unrealized
Counterparty	currency	contracts	currency	contracts	date	rate[1]	rate[1]	received	Value	appreciation

Barclays Bank PLC	INR	37,150,000	USD	719,681	05/12/16	4.500%	0.754%[2]	$—	$46,203†	$46,203

[1] Payments made or received are based on the notional amount.
[2] Rate based on 6 month USD LIBOR.

Interest rate swap agreements

							Upfront
				Payments	Payments		payments
			Termination	made by	received by		(made)/		Unrealized
Counterparty	Notional amount		date	the Fund[1]	the Fund[1]		received	Value	depreciation

Citibank, N.A.	KRW	1,100,000,000	08/26/16	3.410%	—	[2]	$—	$(449)	$(449)

Goldman Sachs International	THB	30,500,000	08/26/16	3.470	—	[3]	—	(1,742)	(1,742)

Goldman Sachs International	TWD	32,500,000	08/26/16	1.280	—	[4]	—	(6,285)	(6,285)

							$—	$(8,476)	$(8,476)

[1]	Payments made or received are based on the notional amount.
[2]	Rate based on 3 month KSDA. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of December 31, 2011.
[3]	Rate based on 6 month THBFIX. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of December 31, 2011.
[4]	Rate based on 3 month TWCPBA. This is a forward starting trade, and as such, a floating rate has not yet been assigned as of December 31, 2011.

Credit default swaps on sovereign issues—sell protection1

				Payments	Payments	Upfront
	Notional		Termination	made by	received by	payments		Unrealized	Credit
Counterparty	amount		date	the Fund	the Fund[2]	made	Value	depreciation	spread[3]

Morgan Stanley & Co., Inc.	USD	250,000	03/20/12	— [4]	5.000%	$(5,424)	$1,275	$(4,149)	3.403%

[1]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

UBS Opportunistic Emerging Markets Debt Relationship Fund
Portfolio of investments

December 31, 2011

[2]	Payments received are based on the notional amount.
[3]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
[4]	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Argentina Government 8.28% bond, due 12/31/33.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds	$—	$3,761,000	$295,899	$4,056,899

Non-US government obligations	—	9,141,301	—	9,141,301

Structured note	—	735,830	—	735,830

Short-term investment	—	1,536,051	—	1,536,051

Options purchased	—	64,125	—	64,125

Forward foreign currency contracts	—	121,976	—	121,976

Options written	—	(2,893)	—	(2,893)

Swap agreements	—	39,002	—	39,002

Total	$—	$15,396,392	$295,899	$15,692,291

Level 3 Rollforward Disclosure
 The following is a rollforward of the Fund’s investments that were valued using unobservable inputs for the period:

	Corporate bonds	Total

Assets
Beginning balance	$2,124,858	$2,124,858

Purchases	—	—

Issuances	—	—

Sales	(2,243,710)	(2,243,710)

Settlements	—	—

Accrued discounts (premiums)	(24,899)	(24,899)

Total realized gain (loss)	896,969	896,969

Change in net unrealized appreciation/depreciation	(457,319)	(457,319)

Transfers into Level 3	—	—

Transfers out of Level 3	—	—

Ending balance	$295,899	$295,899

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at December 31, 2011 was $35,021.

See accompanying notes to financial statements.	123

UBS Cash Management Prime Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2011, UBS Cash Management Prime Relationship Fund (the “Fund”) returned 0.15%, in line with the 0.05% return of the Citigroup US Treasury Bill 30-Day Rate (the “Index”). (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on distributions, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

Portfolio performance summary

•	The Fund’s portfolio remained highly diversified by both weighted average maturity and security type. At the issuer level, we maintained a greater-than-usual level of diversification over the fiscal year by investing in smaller positions with the goal of reducing risk and keeping the Fund highly liquid. Early in the period, this typically involved holding single issuer positions in the 1.50% to 2.00% range. However, as the economic recovery progressed, we gradually increased single issuer exposure by generally purchasing up to 3.00% in single nongovernment issuers. (The Fund is generally able to hold up to 5.00% in any one issuer, subject to certain exceptions.)

•	We adjusted the Fund’s sector exposures during the reporting period. Over the 12-month period, we increased the Fund’s exposure to commercial paper and, to a lesser extent, its allocation to US government obligations. In contrast, we significantly reduced the Fund’s exposure to repurchase agreements (transactions whereby the seller of a security agrees to buy it back at a predetermined time and price, or upon demand) and also pared its allocation to agency obligations.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS Cash Management Prime Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount	Value

Short-term investments: 98.48%
Certificates of deposit: 16.87%
Abbey National Treasury Services PLC,
0.703%, due 02/13/12	$3,000,000	$3,000,000
Bank of America Securities LLC,
0.260%, due 01/11/12	12,000,000	12,000,000
Bank of Montreal,
0.060%, due 01/17/12	15,000,000	15,000,000
Citibank NA,
0.150%, due 01/10/12	5,000,000	5,000,000
Rabobank Nederland NV,
0.360%, due 01/05/12	13,000,000	13,000,014
National Australia Bank,
0.421%, due 04/16/12	4,500,000	4,500,000
National Bank of Canada,
0.110%, due 01/17/12	15,000,000	15,000,000
0.150%, due 01/13/12	5,000,000	5,000,000
Royal Bank of Canada,
0.265%, due 04/05/12	2,000,000	2,000,000
Toronto-Dominion Bank,
0.070%, due 01/10/12	15,000,000	15,000,000
0.070%, due 01/17/12	5,000,000	5,000,000

Total certificates of deposit
(cost $94,500,014)		94,500,014

Commercial paper: 48.10%
Amsterdam Funding Corp.,
0.320%, due 01/06/12[1,2]	5,000,000	4,999,778
0.320%, due 01/13/12[1,2]	5,000,000	4,999,467
Argento Variable Funding Co. LLC,
0.310%, due 01/05/12[1,2]	5,000,000	4,999,828
0.310%, due 01/10/12[1,2]	10,000,000	9,999,225
Atlantis One Funding Corp.,
0.300%, due 01/05/12[1,2]	7,000,000	6,999,767
Barclays Bank PLC,
0.270%, due 01/09/12[1,2]	10,000,000	9,999,400
Barclays US Funding Corp.,
0.090%, due 01/03/12[2]	7,000,000	6,999,965
BNP Paribas Finance, Inc.,
0.120%, due 01/03/12[2]	7,000,000	6,999,953
Chariot Funding LLC,
0.180%, due 02/08/12[1,2]	10,000,000	9,998,100
0.230%, due 02/06/12[1,2]	10,000,000	9,997,700
Coca-Cola Co.,
0.100%, due 02/21/12[1,2]	7,000,000	6,999,008
0.110%, due 03/16/12[1,2]	7,000,000	6,998,396
0.130%, due 02/13/12[1,2]	4,000,000	3,999,379
Credit Suisse,
0.200%, due 01/03/12[2]	5,000,000	4,999,944
0.210%, due 01/09/12[2]	5,000,000	4,999,767
	Face
	amount	Value

Deutsche Bank Financial LLC,
0.250%, due 01/05/12[2]	$10,000,000	$9,999,722
0.280%, due 01/03/12[2]	5,000,000	4,999,922
General Electric Capital Corp.,
0.250%, due 01/17/12[2]	7,000,000	6,999,222
0.250%, due 02/09/12[2]	7,000,000	6,998,104
Gotham Funding Corp.,
0.180%, due 01/05/12[1,2]	10,000,000	9,999,800
0.190%, due 01/24/12[1,2]	5,000,000	4,999,393
ING US Funding LLC,
0.110%, due 01/03/12[2]	10,000,000	9,999,939
Jupiter Securitization Co. LLC,
0.220%, due 03/07/12[1,2]	10,000,000	9,995,967
0.250%, due 04/05/12[1,2]	10,000,000	9,993,403
Liberty Street Funding LLC,
0.140%, due 01/04/12[1,2]	10,000,000	9,999,883
0.160%, due 01/03/12[1,2]	4,000,000	3,999,965
Market Street Funding LLC,
0.140%, due 01/23/12[1,2]	7,000,000	6,999,401
MetLife Short Term Funding LLC,
0.160%, due 01/23/12[1,2]	5,000,000	4,999,511
0.230%, due 01/27/12[1,2]	5,000,000	4,999,170
Natixis US Finance Co. LLC,
0.200%, due 01/03/12[2]	7,000,000	6,999,922
Nestle Finance International Ltd.,
0.040%, due 01/17/12[2]	3,500,000	3,499,938
Old Line Funding LLC,
0.220%, due 03/14/12[1,2]	7,000,000	6,996,877
Regency Markets No. 1 LLC,
0.250%, due 01/17/12[1,2]	3,000,000	2,999,667
Salisbury Receivables Co. LLC,
0.250%, due 01/04/12[1,2]	5,000,000	4,999,896
Sheffield Receivables Corp.,
0.270%, due 01/24/12[1,2]	5,000,000	4,999,137
0.320%, due 01/04/12[1,2]	5,000,000	4,999,867
State Street Corp.,
0.200%, due 01/11/12[2]	5,000,000	4,999,722
Toyota Motor Credit Corp.,
0.330%, due 03/07/12[2]	6,000,000	5,996,370
Variable Funding Capital Co. LLC,
0.250%, due 01/17/12[1,2]	5,000,000	4,999,444
Westpac Securities NZ Ltd.,
0.380%, due 03/05/12[1,2]	4,000,000	3,997,298
Windmill Funding I Corp.,
0.320%, due 01/05/12[1,2]	5,000,000	4,999,822

Total commercial paper
(cost $269,461,039)		269,461,039

UBS Cash Management Prime Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount	Value

Short-term investments—(Concluded)
Short-term corporate obligations: 1.88%
JPMorgan Chase & Co.,
0.570%, due 10/09/12[3]	$2,500,000	$2,500,000
Svenska Handelsbanken, Inc.,
0.578%, due 10/05/12[1,3]	5,000,000	5,000,000
Westpac Securities NZ Ltd,
0.441%, due 05/04/12[1,3]	3,000,000	3,000,000

Total short-term corporate obligations
(cost $10,500,000)		10,500,000

Mortgage & agency debt securities: 15.39%
Federal Home Loan Banks,
0.015%, due 03/02/12[2]	10,000,000	9,999,746
0.030%, due 02/10/12[2]	7,000,000	6,999,767
0.030%, due 02/22/12[2]	10,000,000	9,999,566
0.085%, due 03/28/12[2]	8,000,000	7,998,357
0.090%, due 05/04/12[2]	7,000,000	6,997,830
0.160%, due 11/01/12[2]	4,000,000	3,994,578
0.170%, due 01/30/12[2]	2,000,000	1,999,726
0.280%, due 01/12/12[3]	5,000,000	5,000,000
0.280%, due 02/07/12[3]	4,000,000	4,000,000
Federal Home Loan Mortgage Corp.,[4]
0.055%, due 02/21/12[2]	4,000,000	3,999,688
0.060%, due 04/23/12[2]	7,250,000	7,248,635
0.070%, due 03/19/12[2]	5,000,000	4,999,242
Federal National Mortgage Association,[4]
0.030%, due 04/17/12[2]	8,000,000	7,999,286
0.150%, due 01/17/12[2]	5,000,000	4,999,667

Total mortgage & agency debt securities
(cost $86,236,088)		86,236,088

US government obligations: 9.69%
US Treasury Bills,
0.030%, due 01/05/12[2]	7,000,000	6,999,977
US Treasury Notes,
0.750%, due 05/31/12	5,000,000	5,010,611
1.000%, due 04/30/12	4,000,000	4,008,237
	Face amount	Value

1.375%, due 03/15/12	$6,000,000	$6,015,948
1.375%, due 09/15/12	7,000,000	7,060,200
1.750%, due 08/15/12	5,000,000	5,049,897
4.625%, due 02/29/12	20,000,000	20,143,904

Total US government obligations
(cost $54,288,774)		54,288,774

Repurchase agreements: 6.55%
Repurchase agreement dated 12/31/11
with Barclay’s Capital Inc., 0.020%,
due 01/03/12 collateralized by
$29,209,000 US Treasury Notes,
2.250%, due 05/31/14;
(value - $30,600,057);
proceeds: $30,000,067	30,000,000	30,000,000
Repurchase agreement dated 12/31/11
with Deutsche Bank, 0.050%,
due 01/03/12 collateralized by
$6,837,000 Federal Home Loan
Mortgage Corp., 0.625%,
due 12/23/13; (value - $6,834,823);
proceeds: $6,700,037	6,700,000	6,700,000

Total repurchase agreements
(cost $36,700,000)		36,700,000

Total short-term investments
(cost $551,685,915)		551,685,915

Total investments: 98.48%
(cost $551,685,915)[5]		551,685,915

Cash and other assets, less liabilities: 1.52%		8,496,538

Net assets: 100.00%		$560,182,453

Notes to portfolio of investments
For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 133.

[1]	Security exempt from registration pursuant to Section 4(2) under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2011, the value of these securities amounted to $192,968,549 or 34.45% of net assets.
[2]	Interest rates shown are the discount rates at date of purchase.
[3]	Variable or floating rate security. The interest rate shown is the current rate as of December 31, 2011 and changes periodically.

UBS Cash Management Prime Relationship Fund
Portfolio of investments

December 31, 2011

[4]	On September 7, 2008, the Federal Housing Finance Agency placed the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
[5]	Aggregate cost for federal income tax purposes, which was the same for book purposes.

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in
	active markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Certificates of deposit	$—	$94,500,014	$—	$94,500,014

Commercial paper	—	269,461,039	—	269,461,039

Short-term corporate obligations	—	10,500,000	—	10,500,000

Mortgage & agency debt securities	—	86,236,088	—	86,236,088

US government obligations	—	54,288,774	—	54,288,774

Repurchase agreements	—	36,700,000	—	36,700,000

Total	$—	$551,685,915	$—	$551,685,915

See accompanying notes to financial statements.	127

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Portfolio performance
For the 12 months ended December 31, 2011, UBS U.S. Treasury Inflation Protected Securities Relationship Fund (the “Fund”) returned 14.87%. For comparison purposes, the Citigroup US Inflation Linked Securities Index (the “Index”) returned 14.01% during the same time period. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.) For a detailed commentary on the market environment in general during the reporting period, see page 3.

The Fund outperformed the Index during the reporting period.

The Fund used certain interest rate derivative instruments to adjust its duration and yield curve positioning during the period. Derivatives play a role in the overall portfolio construction process but are just one of the tools we utilized to manage the Fund’s overall risk exposure and to implement the aforementioned strategies. With that in mind, overall, while duration positioning contributed to performance, yield curve management slightly detracted.

Portfolio performance summary
What worked

•	Tactically adjusting the Fund’s allocation to Treasury inflation-protected securities (“TIPS”) and conventional Treasuries was a positive for performance. Having a long duration position in TIPS versus nominal (non-TIPS) Treasuries during the first quarter of 2011 was rewarded when TIPS outperformed their nominal counterparts during the period. By the third quarter, we had reversed our positioning and had a long position in nominal Treasuries versus an underweight position in TIPS. This was beneficial as nominal Treasuries rallied sharply and outperformed TIPS amid a flight to quality.

•	Duration positioning enhanced the Fund’s results during the third quarter of the year. The Fund’s duration was tactically adjusted throughout the reporting period. Moving from a short duration versus the Index to a long duration in the third quarter of the year benefited Fund performance. During this time, interest rates moved sharply lower given increased investor risk aversion. This was triggered by the escalating European sovereign debt crisis and fears of a double-dip recession in the US.

•	Security selection of TIPS modestly contributed to performance. Security selection of TIPS was beneficial at times, and a slight positive for results over the fiscal year as a whole.

•	Derivatives use contributed to Fund performance. The Fund used Treasury futures at times during the reporting period to manage its duration and yield curve positioning. Our use of derivatives had a positive impact on performance.

What didn’t work

•	Yield curve positioning, overall, was a slight drag on performance. For much of the fiscal year, the Fund was positioned for a flattening of the yield curve, as we anticipated that longer-term yields would decline more than their shorter-term counterparts. While this strategy was rewarded during the third quarter when the curve flattened, it detracted from results in the second quarter when the curve steepened. Overall, our yield curve positioning was a modest negative for performance.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended December 31, 2011. The views and opinions in the letter were current as of February 15, 2012. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Average annual total returns for periods ended December 31, 2011 (unaudited)

	1 year	Inception[1]

UBS U.S. Treasury Inflation Protected Securities Relationship Fund	14.87%	9.28%

Citigroup US Inflation Linked Securities Index[2]	14.01	8.29

[1]	Inception date of UBS U.S. Treasury Inflation Protected Securities Relationship Fund is July 27, 2007.
[2]	The Citigroup US Inflation Linked Securities Index is an unmanaged broad-based index comprised of US Treasury securities that measures the return of debentures with fixed rate coupon payments that adjust for inflation as measured by the Consumer Price Index. Investors should note that indices do not reflect the deduction of fees and expenses.

Illustration of an assumed investment of $15,000,000 in the Fund from July 27, 2007, which is the Fund inception date, through December 31, 2011 (unaudited)

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Treasury Inflation Protected Securities Relationship Fund

Industry diversification (unaudited)
As a percentage of net assets as of December 31, 2011

Bonds
US government obligations	98.41%

Total bonds	98.41%

Short-term investment	1.04

Total investments	99.45%

Cash and other assets, less liabilities	0.55

Net assets	100.00%

UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Portfolio of investments

December 31, 2011

	Face
	amount	Value

Bonds: 98.41%
US government obligations: 98.41%
US Treasury Inflation Indexed Bonds (TIPS),
2.000%, due 01/15/26	$5,875,000	$8,238,399
2.125%, due 02/15/41	4,725,000	6,598,615
2.375%, due 01/15/25	4,295,000	6,559,325
2.500%, due 01/15/29	4,695,000	6,605,733
3.375%, due 04/15/32	1,145,000	2,249,625
3.875%, due 04/15/29	825,000	1,770,556
US Treasury Inflation Indexed Notes (TIPS),
0.125%, due 04/15/16	2,150,000	2,299,158
0.500%, due 04/15/15	6,825,000	7,461,114
1.125%, due 01/15/21	4,700,000	5,425,370
1.250%, due 04/15/14	4,700,000	5,269,253
1.375%, due 07/15/18	4,500,000	5,349,588
1.375%, due 01/15/20	2,805,000	3,344,022
1.625%, due 01/15/15	5,700,000	7,289,693
1.875%, due 07/15/13	4,850,000	6,252,342
1.875%, due 07/15/19	3,600,000	4,497,846
2.375%, due 01/15/17	3,245,000	4,229,139
2.500%, due 07/15/16	5,850,000	7,585,643
US Treasury Notes,
0.625%, due 07/15/21	5,250,000	5,642,106

Total US government obligations
(cost $89,355,151)		96,667,527

Total bonds
(cost $89,355,151)		96,667,527

	Shares	Value

Short-term investment: 1.04%
Investment company: 1.04%
UBS Cash Management Prime
Relationship Fund[1]
(cost $1,020,131)	1,020,131	$1,020,131

Total investments: 99.45%
(cost $90,375,282)		97,687,658

Cash and other assets,
less liabilities: 0.55%		539,099

Net assets: 100.00%		$98,226,757

Notes to portfolio of investments
Aggregate cost for federal income tax purposes was $90,375,282; and net unrealized appreciation consisted of:
Gross unrealized appreciation	$7,312,376
Gross unrealized depreciation	0

Net unrealized appreciation of investments	$7,312,376

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 133.

[1]	The table below details the Fund’s investments in a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from the affiliated UBS Relationship Fund.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
	Value	year ended	year ended	Value	year ended
Security description	12/31/10	12/31/11	12/31/11	12/31/11	12/31/11

UBS Cash Management Prime Relationship Fund	$848,232	$89,470,550	$89,298,651	$1,020,131	$4,570

UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Portfolio of investments

Futures contracts

	Expiration			Unrealized
	date	Proceeds	Value	appreciation

US Treasury futures sell contracts:
US Ultra Bond Futures, 10 contracts (USD)	March 2012	$(1,603,734)	(1,601,875)	$1,859

The following is a summary of the inputs used as of December 31, 2011 in valuing the Fund’s investments:

	Unadjusted quoted
	prices in active
	markets for	Other significant	Unobservable
	identical investments	observable inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

US government obligations	$—	$96,667,527	$—	$96,667,527

Short-term investment	—	1,020,131	—	1,020,131

Futures contracts	1,859	—	—	1,859

Total	$1,859	$97,687,658	$—	$97,689,517

132	See accompanying notes to financial statements.

UBS Relationship Funds

Portfolio acronyms

ADR	American depositary receipt
BBA	British Banking Association
BIBOR	Bangkok Interbank Offered Rate
CVA	Dutch certification—depositary certificate
ETF	Exchange Traded Fund
GDP	Gross domestic product
GDR	Global depositary receipt
GE	General Electric
GO	General Obligation
GS	Goldman Sachs
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
NVDR	Non-voting depositary receipt
OJSC	Open joint stock company
Preference shares	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real estate investment trust
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
SPDR	Standard & Poor’s Depository Receipts
THBFIX	Thailand Interbank Offered Rate
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.
TWCPBA	Taiwan Secondary Markets Bills Rate

Currency abbreviations

AUD	Australian Dollar	HUF	Hungarian Forint	RUB	Russian Ruble
BRL	Brazilian Real	IDR	Indonesian Rupiah	SAR	Saudi Arabian Riyal
CAD	Canadian Dollar	ILS	Israel New Shekel	SEK	Swedish Krona
CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar
CLP	Chilean Peso	JPY	Japanese Yen	THB	Thai Baht
CNY	Chinese Yuan	KRW	Korean Won	TRY	Turkish Lira
CZK	Czech Koruna	MXN	Mexican Peso	TWD	Taiwan Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand
GBP	Great Britain Pound	NZD	New Zealand Dollar
HKD	Hong Kong Dollar	PLN	Polish Zloty
See accompanying notes to financial statements.	133

UBS Relationship Funds

December 31, 2011 (unaudited)

Explanation of expense disclosure
As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 to December 31, 2011.

Actual expenses
The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period July 1, 2011 to December 31, 2011.

UBS Relationship Funds

December 31, 2011 (unaudited)

	Beginning	Ending	Expenses paid	Expense
	account value	account value	during period[1]	ratio during
	July 1, 2011	December 31, 2011	07/01/11 – 12/31/11	period

UBS Global Securities Relationship Fund
Actual	$1,000.00	$907.10	$0.37	0.0764%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.82	0.39	0.0764

UBS Emerging Markets Equity Relationship Fund
Actual	1,000.00	810.10	1.56	0.3410
Hypothetical (5% annual return before expenses)	1,000.00	1,023.49	1.74	0.3410

UBS Global (ex-U.S.) All Cap Growth Relationship Fund
Actual	1,000.00	783.30	0.84	0.1873
Hypothetical (5% annual return before expenses)	1,000.00	1,024.26	0.96	0.1873

UBS International Equity Relationship Fund
Actual	1,000.00	836.60	1.16	0.2500
Hypothetical (5% annual return before expenses)	1,000.00	1,023.95	1.28	0.2500

UBS Small-Cap Equity Relationship Fund
Actual	1,000.00	888.50	0.57	0.1200
Hypothetical (5% annual return before expenses)	1,000.00	1,024.60	0.61	0.1200

UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	933.10	3.52	0.7225
Hypothetical (5% annual return before expenses)	1,000.00	1,021.56	3.68	0.7225

UBS U.S. Large Cap Equity Relationship Fund
Actual	1,000.00	929.50	0.58	0.1200
Hypothetical (5% annual return before expenses)	1,000.00	1,024.60	0.61	0.1200

UBS U.S. Large Cap Growth Equity Relationship Fund
Actual	1,000.00	937.60	0.59	0.1200
Hypothetical (5% annual return before expenses)	1,000.00	1,024.60	0.61	0.1200

UBS Credit Bond Relationship Fund
Actual	1,000.00	1,041.80	0.48	0.0938
Hypothetical (5% annual return before expenses)	1,000.00	1,024.73	0.48	0.0938

UBS Global Corporate Bond Relationship Fund
Actual	1,000.00	1,006.10	0.90	0.1775
Hypothetical (5% annual return before expenses)	1,000.00	1,024.31	0.91	0.1775

UBS Relationship Funds

December 31, 2011 (unaudited)

	Beginning	Ending	Expenses paid	Expense
	account value	account value	during period[1]	ratio during
	July 1, 2011	December 31, 2011	07/01/11 – 12/31/11	period

UBS High Yield Relationship Fund
Actual	$1,000.00	$979.80	$0.66	0.1314%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.54	0.67	0.1314

UBS Opportunistic Emerging Markets Debt Relationship Fund
Actual	1,000.00	1,016.30	2.54	0.5000
Hypothetical (5% annual return before expenses)	1,000.00	1,022.68	2.55	0.5000

UBS Cash Management Prime Relationship Fund
Actual	1,000.00	1,000.60	0.20	0.0400
Hypothetical (5% annual return before expenses)	1,000.00	1,025.00	0.20	0.0400

UBS U.S. Treasury Inflation Protected Securities Relationship Fund
Actual	1,000.00	1,083.80	0.53	0.1000
Hypothetical (5% annual return before expenses)	1,000.00	1,024.70	0.51	0.1000

[1]	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

This page has been left blank intentionally.

UBS Relationship Funds
Financial statements

Statement of assets and liabilities
December 31, 2011

			UBS Global
	UBS Global	UBS Emerging	(ex-U.S.)
	Securities	Markets Equity	All Cap Growth
	Relationship Fund	Relationship Fund	Relationship Fund

Assets:
Investments, at cost:
Unaffiliated issuers	$520,837,299	$233,984,205	$163,591,658
Affiliated issuers	253,039,342	3,657,642	1,589,159
Investments of cash collateral in affiliated issuers
received from securities loaned, at cost	2,798,045	—	—
Foreign currency, at cost	2,118,079	963,778	188,050

	$778,792,765	$238,605,625	$165,368,867

Investments, at value:
Unaffiliated issuers	$512,371,654	$218,365,157	$145,564,270
Affiliated issuers	281,733,401	3,657,642	1,589,159
Investments of cash collateral in affiliated issuers
received from securities loaned, at value[1]	2,798,045	—	—
Foreign currency, at value	2,081,255	965,613	188,471
Cash	136	—	2,136
Receivables:
Investment securities sold	464,363	165,986	1,691,918
Interest	2,139,617	58,442	169
Dividends	471,783	180,811	159,479
Fund shares sold	350,000	—	—
Due from advisor	—	2,482	—
Foreign tax reclaims	100,968	12,456	181,613
Due from broker	1,164,607	—	—
Cash collateral for futures contracts	4,895,836	—	—
Cash collateral for securities sold short	—	—	—
Unrealized appreciation on forward foreign currency contracts	3,772,795	—	—
Other assets	48,606	12,819	9,194

Total assets	812,393,066	223,421,408	149,386,409

Liabilities:
Payables:
Investment securities purchased	1,300,705	241,668	2,014,126
Cash collateral from securities loaned	2,798,045	—	—
Fund shares redeemed	30,274	—	—
Custody and fund accounting fees	44,991	70,505	19,336
Fund administration fee	15,000	15,000	15,000
Trustees’ fees	19,795	7,939	6,806
Due to custodian	—	—	—
Dividends payable for securities sold short	—	—	—
Accrued expenses	89,809	83,389	54,336
Securities sold short, at value[2]	—	—	—
Unrealized depreciation on forward foreign currency contracts	2,004,898	—	—

Total liabilities	6,303,517	418,501	2,109,604

Net assets	$806,089,549	$223,002,907	$147,276,805

Shares outstanding	24,401,496	6,723,026	12,830,409

Net asset value, offering and redemption proceeds per share[3]	$33.0344	$33.1700	$11.4787

[1]	The market value of securities loaned by UBS Global Securities Relationship Fund and UBS Small-Cap Equity Relationship Fund, as of December 31, 2011 was $23,010,660 and $216,300, respectively.
[2]	Proceeds from securities sold short for UBS U.S. Equity Alpha Relationship Fund were $47,454,308.
[3]	Maximum offering price for UBS Emerging Markets Equity Relationship Fund is $33.4188 (net asset value, plus 0.75% of offering price).
Redemption price per share for UBS Emerging Markets Equity Relationship Fund is $32.9212 (net asset value, less 0.75% of net asset value).

UBS Relationship Funds
Financial statements

UBS	UBS	UBS	UBS
International	Small-Cap	U.S. Equity	U.S. Large
Equity	Equity	Alpha	Cap Equity
Relationship Fund	Relationship Fund	Relationship Fund	Relationship Fund

$42,931,449	$83,902,925	$219,560,351	$35,241,594
90,766	3,535,844	1,150,965	1,359,656
—	227,500	—	—
542,513	—	—	—

$43,564,728	$87,666,269	$220,711,316	$36,601,250

$41,135,406	$87,523,000	$224,912,891	$35,818,907
90,766	3,535,844	1,150,965	1,359,656
—	227,500	—	—
536,619	—	—	—
—	—	8,927	—

—	287,799	—	4,833,062
5,370	359	234	115
58,608	93,315	472,391	67,529
—	—	—	—
14,447	11,332	5,149	16,266
26,563	—	—	—
—	—	—	—
—	—	—	—
—	—	1,930,638	—
238,016	—	—	—
2,574	5,398	41,202	2,499

42,108,369	91,684,547	228,522,397	42,098,034

—	149,805	—	170,317
—	227,500	—	—
—	—	—	5,000,000
8,551	6,906	10,910	6,667
15,000	15,000	15,000	15,000
4,565	5,503	7,179	4,604
5,354	—	—	—
—	—	47,119	—
60,932	52,613	58,401	50,871
—	—	52,407,215	—
27,681	—	—	—

122,083	457,327	52,545,824	5,247,459

$41,986,286	$91,227,220	$175,976,573	$36,850,575

2,691,599	1,742,233	15,831,949	1,923,554

$15.5990	$52.3622	$11.1153	$19.1575

See accompanying notes to financial statements.	139

UBS Relationship Funds
Financial statements

Statement of assets and liabilities (continued)
December 31, 2011

	UBS		UBS
	U.S. Large Cap	UBS	Global
	Growth Equity	Credit Bond	Corporate Bond
	Relationship Fund	Relationship Fund	Relationship Fund

Assets:
Investments, at cost:
Unaffiliated issuers	$123,015,209	$551,786,884	$180,862,900
Affiliated issuers	2,858,785	13,239,459	5,244,474
Repurchase agreements, at cost	—	—	—
Foreign currency, at cost	—	—	3,442,447

	$125,873,994	$565,026,343	$189,549,821

Investments, at value:
Unaffiliated issuers	$125,217,693	$548,114,339	$181,026,548
Affiliated issuers	2,858,785	13,239,459	5,244,474
Repurchase agreements, at value	—	—	—
Foreign currency, at value	—	—	3,412,230
Cash	—	7,622	—
Receivables:
Investment securities sold	—	1,549,631	—
Interest	147	6,523,742	3,151,261
Dividends	49,215	—	—
Due from advisor	7,981	—	—
Foreign tax reclaims	—	—	4,946
Due from broker	—	71,735	225,518
Cash collateral for futures contracts	—	801,570	219,578
Outstanding swap agreements, at value[1]	—	151,542	708,945
Unrealized appreciation on forward foreign currency contracts	—	—	1,253,602
Other assets	6,722	33,635	11,299

Total assets	128,140,543	570,493,275	195,258,401

Liabilities:
Payables:
Investment securities purchased	957,637	—	—
Custody and fund accounting fees	8,053	37,685	15,790
Fund administration fee	15,000	15,000	15,000
Trustees’ fees	6,008	14,900	7,461
Due to custodian	—	—	8,063
Due to broker	—	—	—
Dividends payable to shareholders	—	—	—
Accrued expenses	51,119	58,050	58,053
Options written, at value[2]	—	—	—
Outstanding swap agreements, at value[1]	—	4,548,602	1,428,794
Unrealized depreciation on forward foreign currency contracts	—	—	71,653

Total liabilities	1,037,817	4,674,237	1,604,814

Net assets	$127,102,726	$565,819,038	$193,653,587

Shares outstanding	9,288,592	37,108,569	17,245,140

Net asset value per share	$13.6837	$15.2477	$11.2295

[1]	Net upfront payments received by UBS Credit Bond Relationship Fund and UBS Global Corporate Bond Relationship Fund were $308,720 and $549,861, respectively and net upfront payments made by UBS Opportunistic Emerging Markets Debt Relationship Fund were $5,424.
[2]	Premiums received by UBS Opportunistic Emerging Markets Debt Relationship Fund were $3,600.

UBS Relationship Funds
Financial statements

	UBS Opportunistic	UBS Cash	UBS U.S.
UBS	Emerging	Management	Treasury Inflation
High Yield	Markets Debt	Prime	Protected Securities
Relationship Fund	Relationship Fund	Relationship Fund	Relationship Fund

$260,178,416	$13,758,379	$514,985,915	$89,355,151
1,390,795	1,536,051	—	1,020,131
—	—	36,700,000	—
—	166,366	—	—

$261,569,211	$15,460,796	$551,685,915	$90,375,282

$256,745,531	$13,998,155	$514,985,915	$96,667,527
1,390,795	1,536,051	—	1,020,131
—	—	36,700,000	—
—	166,281	—	—
—	17	99,601	—

—	30,899	8,040,000	—
5,148,964	95,601	440,752	596,967
—	—	—	—
—	16,896	30,211	12,423
—	—	—	—
—	—	—	—
—	—	—	57,500
—	47,478	—	—
—	193,709	—	—
15,665	943	48,150	5,871

263,300,955	16,086,030	560,344,629	98,360,419

—	30,958	—	—
16,001	12,788	15,787	7,255
15,000	15,000	15,000	15,000
8,951	4,006	19,647	5,714
22	—	—	—
—	—	—	55,505
—	—	64,818	—
59,205	61,969	46,924	50,188
—	2,893	—	—
—	8,476	—	—
—	71,733	—	—

99,179	207,823	162,176	133,662

$263,201,776	$15,878,207	$560,182,453	$98,226,757

9,690,634	903,949	560,104,275	6,629,642

$27.1604	$17.5654	$1.00	$14.8163

See accompanying notes to financial statements.	141

UBS Relationship Funds
Financial statements

Statement of operations
For the year ended December 31, 2011

		UBS	UBS
	UBS	Emerging	Global (ex-U.S.)
	Global Securities	Markets Equity	All Cap Growth
	Relationship Fund	Relationship Fund	Relationship Fund

Investment income:
Dividends	$10,147,480	$9,002,099	$6,428,115
Interest and other	4,157,581	—	510
Affiliated interest	97,477	6,323	8,501
Securities lending[1]	260,456	—	47,197
Foreign tax withheld	(615,046)	(833,781)	(631,755)

Total income	14,047,948	8,174,641	5,852,568

Expenses:
Administration	90,000	90,000	90,000
Custodian and fund accounting	375,517	676,133	247,592
Professional services	101,895	100,494	70,995
Shareholder reports	3,849	3,822	3,819
Trustees	85,600	35,300	35,400
Insurance	86,740	21,938	22,268
Dividend expense and security loan fees for securities sold short	—	—	—
Other	51,141	35,188	31,523

Total operating expenses	794,742	962,875	501,597

Expenses reimbursed by advisor	—	—	—

Net expenses	794,742	962,875	501,597

Net investment income	13,253,206	7,211,766	5,350,971

Net realized gain (loss) on:
Investments in unaffiliated issuers	101,708,478	62,030,787	18,278,833
Investments in affiliated issuers	79,258,884	—	—
Futures contracts	(5,163,724)	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	15,863,683	207,577	718,889
Foreign currency transactions	1,192,701	(596,343)	(357,993)

Net realized gain	192,860,022	61,642,021	18,639,729

Change in net unrealized appreciation/depreciation on:
Investments[2]	(246,491,212)	(131,432,622)	(91,736,615)
Futures contracts	(481,686)	—	—
Securities sold short	—	—	—
Forward foreign currency contracts	(5,610,719)	—	—
Translation of other assets and liabilities denominated in foreign currency	(234,728)	(92,675)	(24,322)

Change in net unrealized appreciation/depreciation	(252,818,345)	(131,525,297)	(91,760,937)
Net realized and unrealized loss	(59,958,323)	(69,883,276)	(73,121,208)
Net increase (decrease) in net assets resulting from operations	$(46,705,117)	$(62,671,510)	$(67,770,237)

[1]	Includes affiliated income from UBS Private Money Market Fund LLC for UBS Global Securities Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund and UBS Small-Cap Equity Relationship Fund of $2,343, $25 and $753, respectively.
[2]	Includes net decrease in deferred foreign capital gains taxes of $143,950 for UBS Emerging Markets Equity Relationship Fund.

UBS Relationship Funds
Financial statements

UBS	UBS	UBS	UBS
International	Small-Cap	U.S. Equity	U.S. Large Cap
Equity	Equity	Alpha	Equity
Relationship Fund	Relationship Fund	Relationship Fund	Relationship Fund

$1,425,848	$1,416,114	$5,227,976	$815,962
41	—	—	—
729	8,023	2,948	1,124
—	6,662	—	—
(35,479)	—	(10,147)	(1,600)

1,391,139	1,430,799	5,220,777	815,486

90,000	90,000	90,000	90,000
54,970	45,688	86,353	40,751
79,495	66,895	72,295	65,395
3,784	3,811	3,831	3,770
17,900	21,900	30,300	17,800
2,642	6,542	13,979	3,388
—	—	1,261,295	—
29,590	21,942	23,257	21,084

278,381	256,778	1,581,310	242,188

(161,498)	(126,932)	(45,243)	(187,486)

116,883	129,846	1,536,067	54,702

1,274,256	1,300,953	3,684,710	760,784

1,286,404	15,104,703	45,358,992	7,024,895
—	—	—	—
—	—	—	—
—	—	(11,359,472)	—
625,980	—	—	—
32,817	—	—	—

1,945,201	15,104,703	33,999,520	7,024,895

(10,933,374)	(23,425,886)	(45,819,625)	(7,818,070)
—	—	—	—
—	—	8,967,537	—
141,316	—	—	—
(8,055)	—	—	—

(10,800,113)	(23,425,886)	(36,852,088)	(7,818,070)
(8,854,912)	(8,321,183)	(2,852,568)	(793,175)
$(7,580,656)	$(7,020,230)	$832,142	$(32,391)

See accompanying notes to financial statements.	143

UBS Relationship Funds
Financial statements

Statement of operations (continued)
For the year ended December 31, 2011

	UBS		UBS
	U.S. Large Cap	UBS	Global Corporate
	Growth Equity	Credit Bond	Bond
	Relationship Fund	Relationship Fund	Relationship Fund

Investment income:
Dividends	$747,292	$8,680	$—
Interest and other	—	22,386,404	7,919,194
Affiliated interest	3,010	12,176	4,586
Securities lending[1]	211	—	—
Foreign tax withheld	(1,032)	—	—

Total income	749,481	22,407,260	7,923,780

Expenses:
Administration	90,000	90,000	90,000
Custodian and fund accounting	48,018	199,406	90,570
Professional services	65,494	72,295	72,595
Shareholder reports	3,816	3,825	3,658
Trustees	23,100	48,900	26,100
Insurance	6,927	23,660	14,108
Other	22,087	27,369	21,376

Total operating expenses	259,442	465,455	318,407

Expenses reimbursed by advisor	(119,786)	—	—

Net expenses	139,656	465,455	318,407

Net investment income	609,825	21,941,805	7,605,373

Net realized gain (loss) on:
Investments in unaffiliated issuers	15,047,086	19,986,038	1,373,350
Futures contracts	—	3,686,609	(1,167,741)
Options written	—	12,600	—
Swap agreements	—	(211,684)	219,101
Forward foreign currency contracts	—	—	(1,675,451)
Foreign currency transactions	—	—	3,038,386

Net realized gain (loss)	15,047,086	23,473,563	1,787,645

Change in net unrealized appreciation/depreciation on:
Investments	(16,936,199)	(2,907,022)	(4,464,178)
Futures contracts	—	(296,347)	(700,463)
Options written	—	(437)	—
Swap agreements	—	(4,951,586)	(340,104)
Forward foreign currency contracts	—	—	1,869,952
Translation of other assets and liabilities denominated in foreign currency	—	—	(193,177)

Change in net unrealized appreciation/depreciation	(16,936,199)	(8,155,392)	(3,827,970)
Net realized and unrealized gain (loss)	(1,889,113)	15,318,171	(2,040,325)
Net increase (decrease) in net assets resulting from operations	$(1,279,288)	$37,259,976	$5,565,048

[1]	Includes affiliated income from UBS Private Money Market Fund LLC for UBS Large Cap Growth Equity Relationship Fund of $82.

UBS Relationship Funds
Financial statements

	UBS	UBS Cash	UBS U.S.
UBS	Opportunistic Emerging	Management	Treasury Inflation
High Yield	Markets Debt	Prime	Protected Securities
Relationship Fund	Relationship Fund	Relationship Fund	Relationship Fund

$37,739	$—	$—	$—
22,996,480	1,427,118	1,303,886	4,243,123
10,684	4,584	—	4,570
—	—	—	—
(6,985)	(18,835)	—	—

23,037,918	1,412,867	1,303,886	4,247,693

90,000	90,000	90,000	90,000
98,908	102,173	96,611	47,913
72,294	75,395	88,266	65,494
3,874	3,826	4,032	3,846
32,600	16,300	64,800	22,500
24,321	1,328	37,514	1,213
28,352	21,571	22,468	20,513

350,349	310,593	403,691	251,479

—	(185,565)	(132,016)	(136,862)

350,349	125,028	271,675	114,617

22,687,569	1,287,839	1,032,211	4,133,076

17,148,484	1,959,187	(738)	5,103,480
—	(30,435)	—	163,467
—	39,066	—	—
—	221,053	—	(14,811)
—	(220,130)	—	—
—	593,717	—	—

17,148,484	2,562,458	(738)	5,252,136

(26,668,770)	(2,371,061)	—	6,553,893
—	—	—	10,706
—	(5,988)	—	—
—	(106,801)	—	20,811
—	324,598	—	—
—	(5,540)	—	—

(26,668,770)	(2,164,792)	—	6,585,410
(9,520,286)	397,666	(738)	11,837,546
$13,167,283	$1,685,505	$1,031,473	$15,970,622

See accompanying notes to financial statements.	145

UBS Relationship Funds
Financial statements

Statement of changes in net assets

	UBS Global Securities		UBS Emerging Markets Equity
	Relationship Fund		Relationship Fund
	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:
Net investment income	$13,253,206	$18,916,703	$7,211,766	$7,240,199
Net realized gain	192,860,022	123,170,421	61,642,021	91,444,210
Change in net unrealized appreciation/depreciation	(252,818,345)	40,473,613	(131,525,297)	(32,189,923)
Net increase (decrease) in net assets from operations	(46,705,117)	182,560,737	(62,671,510)	66,494,486

Beneficial interest transactions:
Proceeds from shares sold	348,365,836	227,625,499	69,694,790	—
Transaction charges	—	—	2,240,959	1,422,038
Cost of shares redeemed	(1,057,365,153)	(654,262,801)	(229,102,237)	(189,601,611)
Net increase (decrease) in net assets resulting from
beneficial interest transactions	(708,999,317)	(426,637,302)	(157,166,488)	(188,179,573)

Decrease in net assets	(755,704,434)	(244,076,565)	(219,837,998)	(121,685,087)

Net assets, beginning of year	1,561,793,983	1,805,870,548	442,840,905	564,525,992

Net assets, end of year	$806,089,549	$1,561,793,983	$223,002,907	$442,840,905

Shares sold	10,132,553	7,047,410	1,830,870	—
Shares redeemed	(30,136,151)	(20,255,417)	(6,207,313)	(5,672,923)
Net decrease in shares outstanding	(20,003,598)	(13,208,007)	(4,376,443)	(5,672,923)

	UBS U.S. Equity Alpha		UBS U.S. Large Cap Equity
	Relationship Fund		Relationship Fund
	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:
Net investment income	$3,684,710	$4,153,338	$760,784	$991,997
Net realized gain	33,999,520	17,669,091	7,024,895	6,681,556
Change in net unrealized appreciation/depreciation	(36,852,088)	3,891,971	(7,818,070)	639,808
Net increase (decrease) in net assets from operations	832,142	25,714,400	(32,391)	8,313,361

Beneficial interest transactions:
Proceeds from shares sold	—	1,951,137	5,000,000	7,547,000
Cost of shares redeemed	(110,849,541)	(39,788,662)	(24,157,836)	(20,733,366)
Net increase (decrease) in net assets resulting from
beneficial interest transactions	(110,849,541)	(37,837,525)	(19,157,836)	(13,186,366)

Increase (decrease) in net assets	(110,017,399)	(12,123,125)	(19,190,227)	(4,873,005)

Net assets, beginning of year	285,993,972	298,117,097	56,040,802	60,913,807

Net assets, end of year	$175,976,573	$285,993,972	$36,850,575	$56,040,802

Shares sold	—	192,022	270,143	430,313
Shares redeemed	(9,445,934)	(3,734,431)	(1,220,007)	(1,127,650)
Net increase (decrease) in shares outstanding	(9,445,934)	(3,542,409)	(949,864)	(697,337)

146

UBS Relationship Funds
Financial statements

UBS Global (ex-U.S.) All Cap Growth		UBS International Equity		UBS Small-Cap Equity
Relationship Fund		Relationship Fund		Relationship Fund
Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2011	2010	2011	2010	2011	2010

$5,350,971	$6,683,188	$1,274,256	$1,390,393	$1,300,953	$1,269,734
18,639,729	38,559,596	1,945,201	968,290	15,104,703	34,725,002
(91,760,937)	(8,982,010)	(10,800,113)	2,712,879	(23,425,886)	6,964,990
(67,770,237)	36,260,774	(7,580,656)	5,071,562	(7,020,230)	42,959,726

12,750,000	13,600,000	3,152,242	500,000	19,724,721	2,304,511
—	—	—	—	—	—
(249,430,000)	(112,100,000)	(3,100,000)	(6,037,937)	(48,078,105)	(61,189,310)

(236,680,000)	(98,500,000)	52,242	(5,537,937)	(28,353,384)	(58,884,799)

(304,450,237)	(62,239,226)	(7,528,414)	(466,375)	(35,373,614)	(15,925,073)

451,727,042	513,966,268	49,514,700	49,981,075	126,600,834	142,525,907

$147,276,805	$451,727,042	$41,986,286	$49,514,700	$91,227,220	$126,600,834

879,231	988,637	184,209	28,007	367,498	54,497
(19,384,971)	(8,343,483)	(199,674)	(337,798)	(878,310)	(1,318,906)
(18,505,740)	(7,354,846)	(15,465)	(309,791)	(510,812)	(1,264,409)

UBS U.S.Large Cap Growth Equity		UBS Credit Bond		UBS Global Corporate Bond
Relationship Fund		Relationship Fund		Relationship Fund
Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2011	2010	2011	2010	2011	2010

$609,825	$977,765	$21,941,805	$26,749,065	$7,605,373	$13,796,972
15,047,086	20,705,214	23,473,563	20,914,275	1,787,645	9,105,561
(16,936,199)	(4,526,338)	(8,155,392)	(1,313,965)	(3,827,970)	1,547,112
(1,279,288)	17,156,641	37,259,976	46,349,375	5,565,048	24,449,645

81,003,000	3,050,000	306,531,823	87,425,000	115,689,000	143,486,000
(53,722,958)	(50,008,960)	(185,688,294)	(288,394,386)	(159,564,067)	(193,400,000)

27,280,042	(46,958,960)	120,843,529	(200,969,386)	(43,875,067)	(49,914,000)

26,000,754	(29,802,319)	158,103,505	(154,620,011)	(38,310,019)	(25,464,355)

101,101,972	130,904,291	407,715,533	562,335,544	231,963,606	257,427,961

$127,102,726	$101,101,972	$565,819,038	$407,715,533	$193,653,587	$231,963,606

5,646,784	276,684	21,045,442	6,497,499	10,411,467	13,773,675
(3,894,049)	(4,002,847)	(12,708,418)	(21,082,177)	(14,524,574)	(17,880,889)
1,752,735	(3,726,163)	8,337,024	(14,584,678)	(4,113,107)	(4,107,214)

See accompanying notes to financial statements.	147

UBS Relationship Funds
Financial statements

Statement of changes in net assets (continued)

	UBS High Yield		UBS Opportunistic Emerging
	Relationship Fund		Markets Debt Relationship Fund
	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:
Net investment income	$22,687,569	$35,755,952	$1,287,839	$2,170,373
Net realized gain	17,148,484	22,950,861	2,562,458	2,285,853
Change in net unrealized appreciation/depreciation	(26,668,770)	(8,565,341)	(2,164,792)	327,575
Net increase in net assets from operations	13,167,283	50,141,472	1,685,505	4,783,801

Beneficial interest transactions:
Proceeds from shares sold	97,970,000	165,850,000	12,000,000	3,000,000
Cost of shares redeemed	(254,398,135)	(153,575,000)	(23,333,671)	(17,800,000)
Net increase (decrease) in net assets resulting from
beneficial interest transactions	(156,428,135)	12,275,000	(11,333,671)	(14,800,000)

Increase (decrease) in net assets	(143,260,852)	62,416,472	(9,648,166)	(10,016,199)

Net assets, beginning of year	406,462,628	344,046,156	25,526,373	35,542,572

Net assets, end of year	$263,201,776	$406,462,628	$15,878,207	$25,526,373

Shares sold	3,734,706	6,674,853	719,212	184,736
Shares redeemed	(9,371,424)	(6,187,074)	(1,352,294)	(1,208,204)
Net increase (decrease) in shares outstanding	(5,636,718)	487,779	(633,082)	(1,023,468)

	UBS Cash Management Prime		UBS U.S. Treasury Inflation Protected
	Relationship Fund		Securities Relationship Fund
	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2011	2010	2011	2010

Operations:
Net investment income	$1,032,211	$1,133,239	$4,133,076	$436,526
Net realized gain (loss)	(738)	(146)	5,252,136	318,377
Change in net unrealized appreciation/depreciation	—	—	6,585,410	339,734
Net increase in net assets from operations	1,031,473	1,133,093	15,970,622	1,094,637

Distributions to shareholders:
Distributions from net investment income	(1,032,211)	(1,133,239)	—	—

Beneficial interest transactions:
Proceeds from shares sold	5,310,826,660	4,303,431,460	72,300,000	54,250,000
Shares issued on reinvestment of dividends and distributions	92,642	198,136	—	—
Cost of shares redeemed	(5,370,533,735)	(4,364,991,966)	(55,890,164)	(1,483,749)
Net increase (decrease) in net assets resulting from
beneficial interest transactions	(59,614,433)	(61,362,370)	16,409,836	52,766,251

Increase (decrease) in net assets	(59,615,171)	(61,362,516)	32,380,458	53,860,888

Net assets, beginning of year	619,797,624	681,160,140	65,846,299	11,985,411

Net assets, end of year	$560,182,453	$619,797,624	$98,226,757	$65,846,299

Shares sold	5,310,826,660	4,303,431,460	5,573,801	4,229,801
Shares issued on distributions reinvested	92,642	198,136	—	—
Shares redeemed	(5,370,533,735)	(4,364,991,966)	(4,048,505)	(121,443)
Net increase (decrease) in shares outstanding	(59,614,433)	(61,362,370)	1,525,296	4,108,358

148

UBS Relationship Funds
Financial statements

Statement of cash flows
For the year ended December 31, 2011

UBS U.S.Equity Alpha
Relationship Fund

Cash flows provided by operating activities:
Net increase in net assets from operations	$832,142

Adjustments to reconcile net increase in net assets
from operations to net cash provided by operating activities:
Purchase of investment securities	(177,293,150)
Proceeds from disposition of investment securities	294,914,693
Covers of investment securities sold short	(62,901,404)
Proceeds from investment securities sold short	51,548,885
Proceeds of short-term investments, net	1,212,547
Change in net unrealized (appreciation)/depreciation on investments	45,819,625
Change in net unrealized (appreciation)/depreciation on investment securities sold short	(8,967,537)
Net realized (gain)/loss on investments	(45,358,992)
Net realized (gain)/loss on investment securities sold short	11,359,472
Increase in cash collateral for securities sold short	(124,321)
Decrease in due from advisor	(2,209)
Increase in dividends receivable	(165,527)
Decrease in interest receivable	133
Decrease in prepaid expenses and other assets	3,031
Decrease in dividends payable for securities sold short	(11,863)
Decrease in accrued expenses and other liabilities	(7,057)

Net cash provided by operating activities	110,858,468

Cash flows used in financing activities:
Payment on shares redeemed	(110,849,541)

Net cash used in financing activities	(110,849,541)

Net increase in cash	8,927

Cash:
Beginning of year	—

End of year	$8,927

See accompanying notes to financial statements.	149

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,

UBS Global Securities Relationship Fund	2011	2010	2009	2008	2007

Net asset value, beginning of year	$35.1715	$31.3448	$23.1428	$35.6852	$33.7695

Income (loss) from investment operations:
Net investment income[1]	0.4194	0.3758	0.3844	0.7175	0.7666
Net realized and unrealized gain (loss)	(2.5565)	3.4509	7.8176	(13.2599)	1.1491

Total income (loss) from investment operations	(2.1371)	3.8267	8.2020	(12.5424)	1.9157

Net asset value, end of year	$33.0344	$35.1715	$31.3448	$23.1428	$35.6852

Total investment return[2]	(6.07)%	12.21%	35.44%	(35.14)%	5.67%

Ratios to average net assets:
Expenses	0.0719%	0.0641%	0.0598%	0.0502%	0.0731%
Net investment income	1.20%	1.18%	1.49%	2.30%	2.17%

Supplemental data:
Net assets, end of year (000’s)	$806,090	$1,561,794	$1,805,871	$1,609,955	$3,115,087
Portfolio turnover rate	99%	78%	127%	112%	96%

	Year ended December 31,

UBS Emerging Markets Equity Relationship Fund	2011	2010	2009	2008	2007

Net asset value, beginning of year	$39.8975	$33.6580	$18.2927	$40.3128	$28.3071

Income (loss) from investment operations:
Net investment income[1]	0.8706	0.5415	0.5743	0.5445	0.5993
Net realized and unrealized gain (loss)	(7.8686)	5.5917	14.6760	(22.9145)	11.0820

Total income (loss) from investment operations	(6.9980)	6.1332	15.2503	(22.3700)	11.6813

Transaction charges	0.2705	0.1063	0.1150	0.3499	0.3244

Net asset value, end of year	$33.1700	$39.8975	$33.6580	$18.2927	$40.3128

Total investment return[2]	(16.87)%	18.55%	83.98%	(54.64)%	42.48%

Ratios to average net assets:
Expenses	0.3053%	0.2840%	0.2536%	0.2370%	0.3019%
Net investment income	2.29%	1.57%	2.30%	2.02%	1.86%

Supplemental data:
Net assets, end of year (000’s)	$223,003	$442,841	$564,526	$387,607	$282,914
Portfolio turnover rate	50%	28%	95%	72%	53%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

150

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,		Period ended
			December 31,
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	2011	2010	2009[3]

Net asset value, beginning of year	$14.4155	$13.2839	$10.0000

Income (loss) from investment operations:
Net investment income[1]	0.2352	0.1902	0.1288
Net realized and unrealized gain (loss)	(3.1720)	0.9414	3.1551

Total income (loss) from investment operations	(2.9368)	1.1316	3.2839

Net asset value, end of year	$11.4787	$14.4155	$13.2839

Total investment return[2]	(20.38)%	8.52%	32.84%

Ratios to average net assets:
Expenses	0.1600%	0.1413%	0.1242%[4]
Net investment income	1.71%	1.48%	1.57%[4]

Supplemental data:
Net assets, end of year (000’s)	$147,277	$451,727	$513,966
Portfolio turnover rate	89%	119%	82%

	Year ended December 31,

UBS International Equity Relationship Fund	2011	2010	2009	2008	2007

Net asset value, beginning of year	$18.2909	$16.5673	$11.7174	$20.5870	$19.2528

Income (loss) from investment operations:
Net investment income[1]	0.4761	0.4665	0.3365	0.5152	0.5388
Net realized and unrealized gain (loss)	(3.1680)	1.2571	4.5134	(9.3848)	0.7954

Total income (loss) from investment operations	(2.6919)	1.7236	4.8499	(8.8696)	1.3342

Net asset value, end of year	$15.5990	$18.2909	$16.5673	$11.7174	$20.5870

Total investment return[2]	(14.71)%	10.41%	41.39%	(43.08)%	6.93%

Ratios to average net assets:
Expenses before expense reimbursement	0.5954%	0.5851%	0.6964%	0.4233%	0.1675%
Expenses after expense reimbursement	0.2500%	0.2335%	0.1855%	0.1500%	0.1500%
Net investment income	2.73%	2.84%	2.53%	3.12%	2.67%

Supplemental data:
Net assets, end of year (000’s)	$41,986	$49,515	$49,981	$42,526	$79,443
Portfolio turnover rate	54%	45%	67%	92%	38%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	For the period April 30, 2009 (commencement of operations) to December 31, 2009.
[4]	Annualized.

See accompanying notes to financial statements.	151

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,

UBS Small-Cap Equity Relationship Fund	2011	2010	2009	2008	2007

Net asset value, beginning of year	$56.1910	$40.5196	$27.4910	$46.8153	$46.9568

Income (loss) from investment operations:
Net investment income[1]	0.6581	0.4530	0.3704	0.6115	0.7007
Net realized and unrealized gain (loss)	(4.4869)	15.2184	12.6582	(19.9358)	(0.8422)

Total income (loss) from investment operations	(3.8288)	15.6714	13.0286	(19.3243)	(0.1415)

Net asset value, end of year	$52.3622	$56.1910	$40.5196	$27.4910	$46.8153

Total investment return[2]	(6.82)%	38.66%	47.40%	(41.27)%	(0.31)%

Ratios to average net assets:
Expenses before expense reimbursement	0.2373%	0.2162%	0.1668%	0.0967%	0.0800%
Expenses after expense reimbursement	0.1200%	0.1200%	0.1200%	0.0967%	0.0800%
Net investment income	1.20%	0.98%	1.18%	1.53%	1.41%

Supplemental data:
Net assets, end of year (000’s)	$91,227	$126,601	$142,526	$202,694	$526,732
Portfolio turnover rate	74%	85%	77%	92%	110%

	Year ended December 31,

UBS U.S. Equity Alpha Relationship Fund	2011	2010	2009	2008	2007

Net asset value, beginning of year	$11.3140	$10.3440	$7.4831	$12.6864	$12.4603

Income (loss) from investment operations:
Net investment income[1]	0.1840	0.1530	0.1156	0.2165	0.2311
Net realized and unrealized gain (loss)	(0.3827)	0.8170	2.7453	(5.4198)	(0.0050)

Total income (loss) from investment operations	(0.1987)	0.9700	2.8609	(5.2033)	0.2261

Net asset value, end of year	$11.1153	$11.3140	$10.3440	$7.4831	$12.6864

Total investment return[2]	(1.76)%	9.38%	38.23%	(41.02)%	1.82%

Ratios to average net assets:
Expenses before expense reimbursement and after dividend expense and security loan fees for securities sold short	0.6906%	0.7775%	0.9474%	0.6196%	0.4551%
Expenses after expense reimbursement and after dividend expense and security loan fees for securities sold short	0.6708%	0.7722%	0.9474%	0.6196%	0.4551%
Expenses after expense reimbursement and before dividend expense and security loan fees for securities sold short	0.1200%	0.1211%	0.1202%	0.0779%	0.0792%
Net investment income	1.61%	1.48%	1.36%	1.99%	1.78%

Supplemental data:
Net assets, end of year (000’s)	$175,977	$285,994	$298,117	$212,488	$814,560
Portfolio turnover rate	71%	56%	96%	89%	58%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,

UBS U.S. Large Cap Equity Relationship Fund	2011	2010	2009	2008	2007

Net asset value, beginning of year	$19.5032	$17.0591	$12.6975	$21.1093	$20.7048

Income (loss) from investment operations:
Net investment income[1]	0.3285	0.2858	0.2404	0.3738	0.3938
Net realized and unrealized gain (loss)	(0.6742)	2.1583	4.1212	(8.7856)	0.0107

Total income (loss) from investment operations	(0.3457)	2.4441	4.3616	(8.4118)	0.4045

Net asset value, end of year	$19.1575	$19.5032	$17.0591	$12.6975	$21.1093

Total investment return[2]	(1.77)%	14.33%	34.35%	(39.85)%	1.95%

Ratios to average net assets:
Expenses before expense reimbursement	0.5313%	0.4118%	0.4281%	0.1069%	0.0871%
Expenses after expense reimbursement	0.1200%	0.1200%	0.1200%	0.1069%	0.0871%
Net investment income	1.67%	1.63%	1.74%	2.00%	1.82%

Supplemental data:
Net assets, end of year (000’s)	$36,851	$56,041	$60,914	$66,631	$467,332
Portfolio turnover rate	74%	63%	56%	63%	39%

	Year ended December 31,

UBS U.S. Large Cap Growth Equity Relationship Fund	2011	2010	2009	2008	2007

Net asset value, beginning of year	$13.4161	$11.6235	$7.8167	$12.8740	$10.9358

Income (loss) from investment operations:
Net investment income[1]	0.0730	0.0940	0.0859	0.0937	0.1110
Net realized and unrealized gain (loss)	0.1946	1.6986	3.7209	(5.1510)	1.8272

Total income (loss) from investment operations	0.2676	1.7926	3.8068	(5.0573)	1.9382

Net asset value, end of year	$13.6837	$13.4161	$11.6235	$7.8167	$12.8740

Total investment return[2]	1.99%	15.42%	48.70%	(39.28)%	17.72%

Ratios to average net assets:
Expenses before expense reimbursement	0.2229%	0.2205%	0.2720%	0.1055%	0.0903%
Expenses after expense reimbursement	0.1200%	0.1200%	0.1200%	0.1055%	0.0903%
Net investment income	0.52%	0.80%	0.93%	0.81%	0.92%

Supplemental data:
Net assets, end of year (000’s)	$127,103	$101,102	$130,904	$81,474	$421,703
Portfolio turnover rate	107%	90%	70%	84%	84%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.	153

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,

UBS Credit Bond Relationship Fund	2011	2010	2009	2008	2007

Net asset value, beginning of year	$14.1708	$12.9701	$11.2043	$12.1425	$11.7609

Income (loss) from investment operations:
Net investment income[1]	0.6532	0.7259	0.6692	0.8683	0.7432
Net realized and unrealized gain (loss)	0.4237	0.4748	1.0966	(1.8065)	(0.3616)

Total income (loss) from investment operations	1.0769	1.2007	1.7658	(0.9382)	0.3816

Net asset value, end of year	$15.2477	$14.1708	$12.9701	$11.2043	$12.1425

Total investment return[2]	7.60%	9.26%	15.73%	(7.70)%	3.25%

Ratios to average net assets:
Expenses before expense reimbursement	0.0941%	0.0999%	0.1012%	0.0856%	0.0685%
Expenses after expense reimbursement	0.0941%	0.0999%	0.1000%	0.0856%	0.0685%
Net investment income	4.44%	5.31%	5.50%	7.28%	6.21%

Supplemental data:
Net assets, end of year (000’s)	$565,819	$407,716	$562,336	$226,914	$680,169
Portfolio turnover rate	181%	90%	188%	95%	56%

	Year ended December 31,		Period ended
			December 31,
UBS Global Corporate Bond Relationship Fund	2011	2010	2009[3]

Net asset value, beginning of year	$10.8606	$10.1089	$10.0000

Income (loss) from investment operations:
Net investment income[1]	0.4871	0.4721	0.1007
Net realized and unrealized gain (loss)	(0.1182)	0.2796	0.0082

Total income from investment operations	0.3689	0.7517	0.1089

Net asset value, end of year	$11.2295	$10.8606	$10.1089

Total investment return[2]	3.40%	7.44%	1.09%

Ratios to average net assets:
Expenses before expense reimbursement	0.1839%	0.1218%	0.2362%[4]
Expenses after expense reimbursement	0.1839%	0.1218%	0.2000%[4]
Net investment income	4.39%	4.45%	3.93%[4]

Supplemental data:
Net assets, end of year (000’s)	$193,654	$231,964	$257,428
Portfolio turnover rate	74%	95%	96%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	For the period September 30, 2009 (commencement of operations) to December 31, 2009.
[4]	Annualized.

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,

UBS High Yield Relationship Fund	2011	2010	2009	2008	2007

Net asset value, beginning of year	$26.5188	$23.1844	$16.6270	$21.7449	$21.1527

Income (loss) from investment operations:
Net investment income[1]	2.2699	2.2978	2.1980	1.6945	1.5451
Net realized and unrealized gain (loss)	(1.6283)	1.0366	4.3594	(6.8124)	(0.9529)

Total income (loss) from investment operations	0.6416	3.3344	6.5574	(5.1179)	0.5922

Net asset value, end of year	$27.1604	$26.5188	$23.1844	$16.6270	$21.7449

Total investment return[2]	2.42%	14.44%	39.17%	(23.41)%	2.77%

Ratios to average net assets:
Expenses	0.1289%	0.1057%	0.1053%	0.0812%	0.0869%
Net investment income	8.35%	9.28%	11.57%	8.45%	7.12%

Supplemental data:
Net assets, end of year (000’s)	$263,202	$406,463	$344,046	$459,460	$396,880
Portfolio turnover rate	60%	73%	126%	84%	70%

	Year ended December 31,

UBS Opportunistic Emerging Market Debt Relationship Fund	2011	2010	2009	2008	2007

Net asset value, beginning of year	$16.6076	$13.8811	$8.6470	$11.9738	$10.9901

Income (loss) from investment operations:
Net investment income[1]	0.8792	1.1031	1.0605	1.2614	0.8397
Net realized and unrealized gain (loss)	0.0786	1.6234	4.1736	(4.5882)	0.1440

Total income (loss) from investment operations	0.9578	2.7265	5.2341	(3.3268)	0.9837

Net asset value, end of year	$17.5654	$16.6076	$13.8811	$8.6470	$11.9738

Total investment return[2]	5.80%	19.61%	60.82%	(27.91)%	8.92%

Ratios to average net assets:
Expenses before expense reimbursement	1.2421%	1.0598%	1.3068%	0.5194%	0.3077%
Expenses after expense reimbursement	0.5000%	0.5000%	0.5000%	0.5000%	0.3077%
Net investment income	5.15%	7.33%	8.68%	10.83%	7.18%

Supplemental data:
Net assets, end of year (000’s)	$15,878	$25,526	$35,543	$17,617	$95,608
Portfolio turnover rate	86%	72%	179%	15%	65%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, and a sale at net asset value on the last day of each year reported. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.

See accompanying notes to financial statements.	155

UBS Relationship Funds
Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Year ended December 31,

UBS Cash Management Prime Relationship Fund	2011	2010	2009	2008	2007

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income (loss) from investment operations:
Net investment income	0.002	0.002	0.005	0.026	0.052

Distributions from:
Net investment income	(0.002)	(0.002)	(0.005)	(0.026)	(0.052)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total investment return[2]	0.15%	0.21%	0.57%	2.71%	5.34%

Ratios to average net assets:
Expenses before expense reimbursement	0.0594%	0.0645%	0.0763%	0.0533%	0.0264%
Expenses after expense reimbursement	0.0400%	0.0400%	0.0314%	0.0100%	0.0100%
Net investment income	0.15%	0.21%	0.55%	2.80%	5.21%

Supplemental data:
Net assets, end of year (000’s)	$560,182	$619,798	$681,160	$400,956	$736,044

	Year ended December 31,				Period ended
					December 31,
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	2011	2010	2009	2008	2007[3]

Net asset value, beginning of year	$12.9000	$12.0337	$10.9011	$10.7690	$10.0000

Income (loss) from investment operations:
Net investment income[1]	0.4970	0.3256	0.0902	0.3295	0.1763
Net realized and unrealized gain (loss)	1.4193	0.5407	1.0424	(0.1974)	0.5927

Total income from investment operations	1.9163	0.8663	1.1326	0.1321	0.7690

Net asset value, end of year	$14.8163	$12.9000	$12.0337	$10.9011	$10.7690

Total investment return[2]	14.87%	7.18%	10.39%	1.23%	7.69%

Ratios to average net assets:
Expenses before expense reimbursement	0.2194%	1.4431%	1.2938%	1.3381%	4.7333%[4]
Expenses after expense reimbursement	0.1000%	0.1000%	0.0755%	0.0475%	0.0475%[4]
Net investment income	3.61%	2.59%	0.80%	3.00%	3.92%[4]

Supplemental data:
Net assets, end of year (000’s)	$98,227	$65,846	$11,985	$29,083	$5,385
Portfolio turnover rate	273%	307%	337%	418%	31%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	For the period July 27, 2007 (commencement of operations) to December 31, 2007.
[4]	Annualized.

156	See accompanying notes to financial statements.

UBS Relationship Funds
Notes to financial statements

1. Organization and significant accounting policies
UBS Relationship Funds (the “Trust”) is an open-end, management investment company registered under the Investment Company Act of 1940, as amended. The Trust currently offers shares of multiple series representing separate portfolios of investments. The fourteen series covered by this report are: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund, UBS Credit Bond Relationship Fund, UBS Global Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Cash Management Prime Relationship Fund, and UBS U.S. Treasury Inflation Protected Securities Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each series covered by this report is diversified except for UBS Global Corporate Bond Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund, which are non-diversified. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

UBS Cash Management Prime Relationship Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. Valuation of investments: Each Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Funds normally obtain market values for their securities and other instruments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and other instruments also may be valued based on appraisals derived from information

UBS Relationship Funds
Notes to financial statements

concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities or instruments are traded on more than one exchange, the securities or instruments are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM” or the “Advisor”), the investment advisor of the Funds. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not readily available from an independent pricing source for a particular security or instrument, that security or instrument is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”).

Certain securities and instruments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in the Funds’ net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Funds’ securities and instruments, the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value securities and instruments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If a security is valued at a “fair value,” that value is likely to be different from the last quoted market price for the security or instrument. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS Cash Management Prime Relationship Fund are valued using the amortized cost method of valuation. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of practical expedient within ASC Topic 820, investments in non-registered investment companies are also valued at the daily net asset value. All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of

UBS Relationship Funds
Notes to financial statements

assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure regarding the various inputs that are used in determining the value of the Funds’ investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy has been included near the end of each Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update No. 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 requires reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, including information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures have been implemented for annual and interim periods beginning after December 15, 2009. The disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, have been implemented for the interim periods beginning after December 15, 2010.

In April 2011, FASB issued Accounting Standards Update No. 2011-03 “Transfers and Servicing (Topic 860) Reconsideration of Effective Control for Repurchase Agreements” (“ASU 2011-03”) which relates to the accounting for repurchase agreements and similar agreements, including mortgage dollar rolls, that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

In May 2011, FASB issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

In December 2011, FASB issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial

UBS Relationship Funds
Notes to financial statements

position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds’ financial statement disclosures.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires that (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Certain derivative contracts entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of December 31, 2011 is reflected in the Statement of assets and liabilities. If the applicable credit-risk related contingent features were triggered as of December 31, 2011, the Fund would be required to post additional collateral or may be required to terminate the contract and settle any amounts outstanding. The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the year ended December 31, 2011, except for forward foreign currency contracts for UBS Global Securities Relationship Fund, UBS International Equity Relationship Fund and UBS Opportunistic Emerging Markets Debt Relationship Fund, for which the average volumes during the year were greater than at year end. The Funds may be sellers of protection through credit default swap agreements which are by nature credit-risk contingent (the terms of these agreements can be found within the Portfolio of investments, with further discussion in the Notes to financial statements).

Disclosure of derivatives by underlying risk for each Fund as of and for the year ended December 31, 2011 is as follows:

Asset derivatives

		Foreign
		exchange
	Equity risk	risk	Total

UBS Global Securities Relationship Fund

Forward contracts[1]	$—	$3,772,795	$3,772,795

Futures contracts[2]	151,861	—	151,861

Total value	$151,861	$3,772,795	$3,924,656

[1]	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

UBS Relationship Funds
Notes to financial statements
Liability derivatives

			Foreign
	Interest		exchange
	rate risk	Equity risk	risk	Total

UBS Global Securities Relationship Fund

Forward contracts[1]	$—	$—	$(2,004,898)	$(2,004,898)

Futures contracts[2]	(218,173)	(328,820)	—	(546,993)

Total value	$(218,173)	$(328,820)	$(2,004,898)	$(2,551,891)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

Activities in derivative instruments during the year ended December 31, 2011, were as follows:

			Foreign
	Interest		exchange
	rate risk	Equity risk	risk	Total

UBS Global Securities Relationship Fund

Net realized gain (loss)[1]

Forward contracts	$—	$—	$15,863,683	$15,863,683

Futures contracts	6,144,980	(11,308,704)	—	(5,163,724)

Total net realized gain (loss)	$6,144,980	$(11,308,704)	$15,863,683	$10,699,959

Change in net unrealized appreciation/depreciation[2]

Forward contracts	$—	$—	$(5,610,719)	$(5,610,719)

Futures contracts	(844,052)	362,366	—	(481,686)

Total change in net unrealized appreciation/depreciation	$(844,052)	$362,366	$(5,610,719)	$(6,092,405)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts and forward foreign currency contracts.

Asset derivatives

	Interest
	rate risk	Credit risk	Total

UBS Credit Bond Relationship Fund

Futures contracts[1]	$335,104	$—	$335,104

Swap agreements[2]	—	151,542	151,542

Total value	$335,104	$151,542	$486,646

[1]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.
[2]	Statement of assets and liabilities location: Outstanding swap agreements, at value.

Liability derivatives

	Interest
	rate risk	Credit risk	Total

UBS Credit Bond Relationship Fund

Futures contracts[1]	$(60,777)	$—	$(60,777)

Swap agreements[2]	(4,313,623)	(234,979)	(4,548,602)

Total value	$(4,374,400)	$(234,979)	$(4,609,379)

[1]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.
[2]	Statement of assets and liabilities location: Outstanding swap agreements, at value.

UBS Relationship Funds
Notes to financial statements

Activities in derivative instruments during the year ended December 31, 2011, were as follows:

	Interest
	rate risk	Credit risk	Total

UBS Credit Bond Relationship Fund

Net realized gain (loss)[1]

Futures contracts	$3,686,609	$—	$3,686,609

Options written	—	12,600	12,600

Swap agreements	(558,552)	346,868	(211,684)

Total net realized gain (loss)	$3,128,057	$359,468	$3,487,525

Change in net unrealized appreciation/depreciation[2]

Futures contracts	$(296,347)	$—	$(296,347)

Options written	—	(437)	(437)

Swap agreements	(4,705,969)	(245,617)	(4,951,586)

Total change in net unrealized appreciation/depreciation	$(5,002,316)	$(246,054)	$(5,248,370)

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, and swap agreements.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, options written and swap agreements.

Asset derivatives

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

UBS Global Corporate Bond Relationship Fund

Forward contracts[1]	$—	$—	$1,253,602	$1,253,602

Futures contracts[2]	154,014	—	—	154,014

Swap agreements[1]	—	708,945	—	708,945

Total value	$154,014	$708,945	$1,253,602	$2,116,561

[1]	Statement of assets and liabilities location: Unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.
[2]	Includes cumulative appreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due from broker.

Liability derivatives

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

UBS Global Corporate Bond Relationship Fund

Forward contracts[1]	$—	$—	$(71,653)	$(71,653)

Futures contracts[2]	(216,925)	—	—	(216,925)

Swap agreements[1]	—	(1,428,794)	—	(1,428,794)

Total value	$(216,925)	$(1,428,794)	$(71,653)	$(1,717,372)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, and outstanding swap agreements, at value.
[2]	Includes cumulative depreciation of futures contracts as reported in the futures contracts table in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within Due to broker.

UBS Relationship Funds
Notes to financial statements

Activities in derivative instruments during the year ended December 31, 2011, were as follows:

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

UBS Global Corporate Bond Relationship Fund

Net realized gain (loss)[1]

Forward contracts	$—	$—	$(1,675,451)	$(1,675,451)

Futures contracts	(1,167,741)	—	—	(1,167,741)

Swap agreements	—	219,101	—	219,101

Total net realized gain (loss)	$(1,167,741)	$219,101	$(1,675,451)	$(2,624,091)

Change in net unrealized appreciation/depreciation[2]

Forward contracts	$—	$—	$1,869,952	$1,869,952

Futures contracts	(700,463)	—	—	(700,463)

Swap agreements	—	(340,104)	—	(340,104)

Total change in net unrealized appreciation/depreciation	$(700,463)	$(340,104)	$1,869,952	$829,385

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, swap agreements and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on futures contracts, swap agreements and forward foreign currency contracts.

Asset derivatives

		Foreign
		exchange
	Credit risk	risk	Total

UBS Opportunistic Emerging Markets Debt Relationship Fund

Forward contracts[1]	$—	$193,709	$193,709

Options purchased[1]	—	64,125	64,125

Swap agreements[1]	1,275	46,203	47,478

Total value	$1,275	$304,037	$305,312

[1]	Statement of assets and liabilities location: Options purchased are shown within investments in securities of unaffiliated issuers, at value, unrealized appreciation on forward foreign currency contracts and outstanding swap agreements, at value.

Liability derivatives

		Foreign
	Interest	exchange
	rate risk	risk	Total

UBS Opportunistic Emerging Markets Debt Relationship Fund

Forward contracts[1]	$—	$(71,733)	$(71,733)

Options written[1]	—	(2,893)	(2,893)

Swap agreements[1]	(8,476)	—	(8,476)

Total value	$(8,476)	$(74,626)	$(83,102)

[1]	Statement of assets and liabilities location: Unrealized depreciation on forward foreign currency contracts, outstanding swap agreements, at value and options written, at value.

UBS Relationship Funds
Notes to financial statements

Activities in derivative instruments during the year ended December 31, 2011, were as follows:

			Foreign
	Interest		exchange
	rate risk	Credit risk	risk	Total

UBS Opportunistic Emerging Markets Debt Relationship Fund

Net realized gain (loss)[1]

Forward contracts	$—	$—	$(220,130)	$(220,130)

Futures contracts	(30,435)	—	—	(30,435)

Options purchased[3]	—	—	(8,973)	(8,973)

Options written	—	—	39,066	39,066

Swap agreements	47,506	173,558	(11)	221,053

Total net realized gain (loss)	$17,071	$173,558	$(190,048)	$581

Change in net unrealized appreciation/depreciation[2]

Forward contracts	$—	$—	$324,598	$324,598

Options purchased[3]	—	—	(68,146)	(68,146)

Options written	—	—	(5,988)	(5,988)

Swap agreements	(42,856)	(110,148)	46,203	(106,801)

Total change in net unrealized appreciation/depreciation	$(42,856)	$(110,148)	$296,667	$143,663

[1]	Statement of operations location: Net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts.
[2]	Statement of operations location: Change in net unrealized appreciation/depreciation on options written, swap agreements and forward foreign currency contracts.
[3]	Realized and unrealized gain (loss) is included in net realized gain (loss) on investments and net change in unrealized appreciation/depreciation on investments.

B. Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s Notes to portfolio of investments.

C. Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

D. Foreign currency translation: The Funds use the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities – at the exchange rates prevailing at the end of a Fund’s fiscal period; and (2) purchases and sales of investment securities and income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of a Fund’s portfolio are presented at the foreign exchange rates at the end of a Fund’s fiscal period, a Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign

UBS Relationship Funds
Notes to financial statements

currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

E. Forward foreign currency contracts: A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the US dollar and the potential inability of the counterparty to meet the terms of the contracts. Certain Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A Fund may also use forward contracts with the intent of changing the relative exposure of the Fund’s portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates. Forward foreign currency contracts involve, to varying degrees, elements of market risk (specifically foreign currency risk).

A Fund will enter into forward contracts to sell, for a fixed amount of US dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of the securities denominated in the currency being sold. Alternatively, when a Fund enters into a non-cash settled forward contract to sell an amount of foreign currency, the Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund in an amount equal to the contract’s full notional value. However, currency contracts with respect to identical currencies may be netted against each other and, in such cases, a Fund’s custodian or sub-custodian will place assets in a segregated account of the Fund, in an amount equal to the net amount owed (the unrealized loss) by the Fund. If the assets placed in the account decline in value, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds’ commitments with respect to such contracts.

The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the open forward foreign currency contracts are recorded daily for book purposes as net unrealized gains or losses on foreign forward currency contracts by the Funds. Realized gains and losses include net gains and losses recognized by the Funds on contracts which have been sold or matured.

F. Futures contracts: Each Fund, other than UBS Cash Management Prime Relationship Fund, may purchase or sell financial futures contracts. The Funds may purchase or sell futures contracts to manage the average duration of the Funds, or either as a hedge or to enhance the Funds’ overall total return, income or gains. Using financial futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded as part of Due to or Due from broker for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

G. Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or sell short, mortgage-backed securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly

UBS Relationship Funds
Notes to financial statements

the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid high grade debt obligations are segregated in the Funds’ records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At December 31, 2011, the Funds did not hold any TBA securities.

H. Swap agreements: Certain Funds may engage in swap agreements, including but not limited to interest rate, currency, total return, credit default and equity swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

Certain Funds may enter into currency swap agreements with another party in order to receive or pay amounts based on changes in currency exchange rates to protect itself from or take advantage of exchange rate fluctuations. The Fund utilizes currency swaps to earn income and enhance returns as well as to manage the risk profile of the Fund. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified currency exchange rate(s) for a specified amount. Currency swap agreements are subject to general market risk, liquidity risk, counterparty risk, foreign exchange risk and interest rate risk.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s)for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

Credit default swap agreements involve commitments to make or receive payments in the event of a default or other credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

UBS Relationship Funds
Notes to financial statements

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swap agreements with standardized terms including a fixed spread and standard maturity dates. An index credit default swap agreement references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds with a credit default swap agreement on indices which is less expensive than it would be to buy many credit default swap agreements to achieve a similar effect. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in delivery of a security with a value other than had been anticipated (such as a party’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011 for which a Fund is the seller of protection are disclosed under the section “Credit default swaps on credit indices—sell protection” and “Credit default swaps on corporate and sovereign issues—sell protection” in the Notes to portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements. Once interim payments are settled in cash, the net

UBS Relationship Funds
Notes to financial statements

amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

I. Structured notes: Certain Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

J. Option writing: Certain Funds may write (sell) put and call options on foreign or US securities indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

K. Purchased options: Certain Funds may purchase put and call options on foreign or US securities and indices, foreign currency swaps and interest rate swaps (commonly referred to as swaptions), as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

L. Short sales: UBS U.S. Equity Alpha Relationship Fund (“Equity Alpha”) enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. If Equity Alpha shorts a security when also holding a

UBS Relationship Funds
Notes to financial statements

long position in the security (a “short against the box”), as the security price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security price rises. Equity Alpha will realize a gain or loss upon closing of the short sale (returning the security to the lender by way of purchase or delivery of a long position owned). Equity Alpha is liable to the lender for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense or liability of the Fund. Equity Alpha designates collateral consisting of cash, US government securities or other liquid assets sufficient to collateralize the market value of short positions. The Fund is charged a securities loan fee equal to 0.65% per annum of short market value in connection with short sale transactions.

M. Repurchase agreements: Each Fund may purchase securities or other obligations from a bank or securities dealer, subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. Each Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Funds and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, a Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Under certain circumstances, a Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

N. Distributions: With the exception of UBS Cash Management Prime Relationship Fund, none of the Funds currently intend to declare and pay distributions. For UBS Cash Management Prime Relationship Fund, distributions from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

O. Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest. The ability of the issuers of debt securities held by a Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

UBS Relationship Funds
Notes to financial statements

P. Commission recapture program: The following Funds participate in a brokerage commission recapture program: UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund and UBS U.S. Large Cap Growth Equity Relationship Fund. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the year ended December 31, 2011, the following Funds recorded recaptured commissions which are reflected on the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers.

Fund	Amount

UBS Global Securities Relationship Fund	$62,972
UBS Small-Cap Equity Relationship Fund	31,937
UBS U.S. Equity Alpha Relationship Fund	61,778
UBS U.S. Large Cap Equity Relationship Fund	11,133

Q. Transaction charges: Investors in UBS Emerging Markets Equity Relationship Fund are subject to a transaction charge equal to 0.75% of the Fund’s offering price on Fund share purchases. Therefore, the shares of this Fund are sold at a price which is equal to the net asset value of such shares, plus a transaction charge. The transaction charge is retained by the Fund and is intended to defray transaction costs associated with the purchase and sale of securities within the Fund. Investors in UBS Emerging Markets Equity Relationship Fund are also subject to a transaction charge equal to 0.75% of the Fund’s net asset value on Fund share redemptions. Transaction charges received by UBS Emerging Markets Equity Relationship Fund were $2,240,959 and $1,422,038 for the year ended December 31, 2011 and the year ended December 31, 2010, respectively.

2. Investment advisory and administration fees and other transactions with affiliates
 UBS Global AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets and can discontinue these expense limitations at any time:

Fund	Percent

UBS Global Securities Relationship Fund	0.1500%
UBS Emerging Markets Equity Relationship Fund	0.5000
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	0.2500
UBS International Equity Relationship Fund	0.2500
UBS Small-Cap Equity Relationship Fund	0.1200
UBS U.S. Large Cap Equity Relationship Fund	0.1200
UBS U.S. Large Cap Growth Equity Relationship Fund	0.1200
UBS Credit Bond Relationship Fund	0.1000
UBS Global Corporate Bond Relationship Fund	0.2000
UBS High Yield Relationship Fund	0.1400
UBS Opportunistic Emerging Markets Debt Relationship Fund	0.5000
UBS Cash Management Prime Relationship Fund	0.0400
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	0.1000

The Advisor has voluntarily agreed to reimburse UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees

UBS Relationship Funds
 Notes to financial statements

for securities sold short and expenses incurred through investment in other investment companies), to the extent necessary so that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies), otherwise do not exceed the following percentage of average daily net assets.

Fund	Percent

UBS U.S. Equity Alpha Relationship Fund	0.1200%

At December 31, 2011, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount

UBS Emerging Markets Equity Relationship Fund	$2,482
UBS International Equity Relationship Fund	14,447
UBS Small-Cap Equity Relationship Fund	11,332
UBS U.S. Equity Alpha Relationship Fund	5,149
UBS U.S. Large Cap Equity Relationship Fund	16,266
UBS U.S. Large Cap Growth Equity Relationship Fund	7,981
UBS Opportunistic Emerging Markets Debt Relationship Fund	16,896
UBS Cash Management Prime Relationship Fund	30,211
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	12,423

During the year ended December 31, 2011, the Funds accrued expense reimbursements as follows:

Fund	Amount

UBS International Equity Relationship Fund	$161,498
UBS Small-Cap Equity Relationship Fund	126,932
UBS U.S. Equity Alpha Relationship Fund	45,243
UBS U.S. Large Cap Equity Relationship Fund	187,486
UBS U.S. Large Cap Growth Equity Relationship Fund	119,786
UBS Opportunistic Emerging Markets Debt Relationship Fund	185,565
UBS Cash Management Prime Relationship Fund	132,016
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	136,862

Each Fund pays an administration fee to J.P. Morgan Investor Services Co. that is computed daily and paid monthly at an annual rate of $90,000.

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor. Amounts relating to those investments for the year ended December 31, 2011 have been included near the end of each Fund’s Portfolio of investments.

The Funds may invest in shares of UBS Cash Management Prime Relationship Fund (“Cash Prime”). Cash Prime is offered as a cash management option only to mutual funds and certain other accounts. Distributions received from Cash Prime are reflected as affiliated interest income in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2011 have been included near the end of each Fund’s Portfolio of investments.

Under normal conditions, the Funds invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by the Advisor and is offered only to mutual funds and certain other accounts managed by the Advisor. UBS Global AM acts as managing member of Private Money Market and receives a management fee from Private Money Market

UBS Relationship Funds
 Notes to financial statements

payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses at a certain level. Distributions received from Private Money Market, net of fee rebates paid to borrowers, are included in securities lending income in the Statement of operations. Amounts relating to those investments for the year ended December 31, 2011 have been included near the end of each Fund’s Portfolio of investments.

The following Funds have incurred brokerage commissions with UBS AG, an affiliated broker-dealer. Amounts relating to those transactions for the year ended December 31, 2011, were as follows:

Fund	Amount

UBS Global Securities Relationship Fund	$2,263
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	4,912
UBS Small Cap Equity Relationship Fund	464
UBS U.S. Equity Alpha Relationship Fund	3,178
UBS U.S. Large Cap Equity Relationship Fund	450
UBS U.S. Large Cap Growth Equity Relationship Fund	36

On March 25, 2011, UBS U.S. Treasury Inflation Protected Securities Collective Fund (an affiliated fund) redeemed 1,866,186 shares of its investment in UBS U.S. Treasury Inflation Protected Securities Relationship Fund and received portfolio securities (including cash and accrued interest) with a market value of $24,540,163. The transfer resulted in realized gains for book purposes of $906,649 for UBS U.S. Treasury Inflation Protected Securities Relationship Fund.

3. Securities lending
Each Fund may lend portfolio securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned.

UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund, and UBS Small-Cap Equity Relationship Fund loaned securities to certain qualified broker-dealers, with the Funds’ custodian acting as the Funds’ lending agent. Cash collateral received is invested in an affiliated investment company, which is included in the Fund’s Portfolio of investments. In addition, UBS Global Securities Relationship Fund received US Government

UBS Relationship Funds
 Notes to financial statements

Agency Securities as collateral amounting to $20,689,641, which cannot be resold. The value of loaned securities and related collateral outstanding at December 31, 2011 were as follows:

		Market value of	Market value of
	Market value of	collateral	investments of
	securities	received from	cash collateral
Fund	loaned	securities loaned	received

UBS Global Securities Relationship Fund	$23,010,660	$23,487,686	$2,798,045
UBS Small-Cap Equity Relationship Fund	216,300	227,500	227,500

4. Purchases and sales of securities
For the year ended December 31, 2011, aggregate purchases and sales of portfolio securities, excluding short-term investments and US Government and agency securities, were as follows:

Fund	Purchases	Sales proceeds

UBS Global Securities Relationship Fund	$679,586,553	$1,203,666,547
UBS Emerging Markets Equity Relationship Fund	157,439,989	302,587,623
UBS Global (ex-U.S.) All Cap Growth Relationship Fund	273,403,199	497,904,006
UBS International Equity Relationship Fund	25,495,740	25,103,118
UBS Small-Cap Equity Relationship Fund	77,701,813	103,784,131
UBS U.S. Equity Alpha Relationship Fund	239,448,802	346,134,972
UBS U.S. Large Cap Equity Relationship Fund	33,085,952	51,775,918
UBS U.S. Large Cap Growth Equity Relationship Fund	148,961,186	122,658,030
UBS Credit Bond Relationship Fund	391,724,666	293,024,916
UBS Global Corporate Bond Relationship Fund	117,331,908	167,678,825
UBS High Yield Relationship Fund	152,223,446	283,462,480
UBS Opportunistic Emerging Markets Debt Relationship Fund	18,412,976	27,321,080
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	4,905,762	4,949,422

For the year ended December 31, 2011, aggregate purchases and sales of US Government and agency securities, excluding short-term investments, were as follows:

Fund	Purchases	Sales proceeds

UBS Global Securities Relationship Fund	$344,800,440	$405,478,768
UBS Credit Bond Relationship Fund	598,700,721	563,169,653
UBS Global Corporate Bond Relationship Fund	8,070,654	—
UBS High Yield Relationship Fund	5,310,766	—
UBS U.S. Treasury Inflation Protected Securities Relationship Fund	306,230,420	288,575,223

5. Federal income taxes
The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income/(loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

As of and during the year ended December 31, 2011, the Funds did not have any liabilities for any unrecognized tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year, the Funds did not incur any interest or penalties.

UBS Relationship Funds
 Notes to financial statements

Each of the tax years in the four year period ended December 31, 2011, remains subject to examination by the Internal Revenue Service and state taxing authorities.

6. Partnership allocations
For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

UBS Relationship Funds
 Report of independent registered public accounting firm

The Board of Trustees and Shareholders of UBS Relationship Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of UBS Relationship Funds (comprising, respectively, UBS Global Securities Relationship Fund, UBS Emerging Markets Equity Relationship Fund, UBS Global (ex-U.S.) All Cap Growth Relationship Fund, UBS International Equity Relationship Fund, UBS Small-Cap Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund, UBS U.S. Large Cap Equity Relationship Fund, UBS U.S. Large Cap Growth Equity Relationship Fund, UBS Credit Bond Relationship Fund, UBS Global Corporate Bond Relationship Fund, UBS High Yield Relationship Fund, UBS Opportunistic Emerging Markets Debt Relationship Fund, UBS Cash Management Prime Relationship Fund and UBS U.S. Treasury Inflation Protected Securities Relationship Fund) (collectively the “Funds”) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting UBS Relationship Funds at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2012

UBS Relationship Funds
 General information (unaudited)

Quarterly Form N-Q portfolio schedule
Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

In addition, the UBS Cash Management Prime Relationship Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed UBS Cash Management Prime Relationship Fund information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record
You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647-1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Relationship Funds
 Trustee and officer information (unaudited)

The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

The table below shows, for each Trustee and Officer, his or her name, address and age, the position held with the Trust, the length of time served as a Trustee or Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of funds in the UBS Family of Funds overseen by the Trustee or Officer, and other directorships held by such Trustee.

The Trust’s Statement of Additional Information contains additional information about the Trustees and is available, without charge, upon request, by calling 1-800-647 1568.

Non-interested Trustees:

Term of
	Position(s)	office[1] and	Principal	Number of portfolios
Name, address,	held with	length of	occupation(s)	in fund complex	Other directorships
and age	the Trust	time served	during past 5 years	overseen by trustee	held by trustee

Adela Cepeda; 53 A.C. Advisory, Inc. 150 North Wacker Drive, Suite 2160 Chicago, Illinois 60606	Trustee	Since 2004	Ms. Cepeda is founder and president of A.C. Advisory, Inc. (since 1995). Ms. Cepeda is also a director of the Municipal Securities Rulemaking Board (since 2010).	Ms. Cepeda is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Ms. Cepeda is a director of the Mercer Funds (7 portfolios) (since 2005), trustee of the Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios) and director of Amalgamated Bank of Chicago.

John J. Murphy; 66 268 Main Street P.O. Box 718 Gladstone, NJ 07934	Trustee	Since 2009	Mr. Murphy is President of Murphy Capital Management (investment advice) (since 1983).	Mr. Murphy is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Murphy is a director of the Nicholas Applegate funds (12 portfolios); a director of the Legg Mason Equity Funds (54 portfolios) (since 2007); and a trustee of Morgan Stanley Smith Barney Consulting Group Capital Markets Funds (11 portfolios).

Frank K. Reilly; 76 Mendoza College of Business University of Notre Dame Notre Dame, IN 46556-5649	Chairman and Trustee	Since 1994	Mr. Reilly is a Professor of Finance at the University of Notre Dame (since 1982).	Mr. Reilly is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	Mr. Reilly is a director of Discover Bank, a subsidiary of Discover Financial Services.

UBS Relationship Funds
 Trustee and officer information (unaudited)

Non-interested Trustees (concluded):

Term of
	Position(s)	office[1] and	Principal	Number of portfolios
Name, address,	held with	length of	occupation(s)	in fund complex	Other directorships
and age	the Trust	time served	during past 5 years	overseen by trustee	held by trustee

Edward M. Roob; 77 c/o UBS Global AM One North Wacker Drive Chicago, IL 60606	Trustee	Since 1994	Mr. Roob is retired (since 1993).	Mr. Roob is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None.

Abbie J. Smith; 58 Booth School of Business University of Chicago 5807 S. Woodlawn Avenue Chicago, IL 60637	Trustee	Since 2009	Ms. Smith is a Boris and Irene Stern Professor of Accounting, Graduate School of Business, in the University of Chicago Booth School of Business (since 1980). In addition Ms. Smith is also a co-founding partner of Fundamental Investment Advisors, a hedge fund (co-founded in 2004 commenced operations in 2008) (since 2008). Formerly, Ms. Smith was a Marvin Bower Fellow at Harvard Business School (from 2001 to 2002).	Ms. Smith is a trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager	Ms. Smith is a director (since 2000) of HNI Corporation and chair of the human resources and compensation committee (formerly known as HON Industries Inc.) (office furniture) (since 2003) and a director (since 2003) and chair of the audit committee of Ryder System Inc. (transportation, logistics, and supply-chain management). In addition Ms. Smith is a director/trustee and a member of the audit committee and portfolio performance committee of the Dimensional Funds Complex (89 portfolios).

J. Mikesell Thomas; 61 1353 Astor Place Chicago, Illinois 60601	Trustee	Since 2004	Mr. Thomas is a principal with the investment firm Castle Creek Capital (since 2008); CEO of First Chicago Bank and Trust (since 2008) and President and Sole Shareholder of Mikesell Advisory Corp. (since 2009). He is the former President and CEO of Federal Home Loan Bank of Chicago (from 2004 to 2008). Mr. Thomas was an independent financial advisor (from 2001 to 2004).	Mr. Thomas is a director or trustee of four investment companies (consisting of 50 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Thomas is a director and chairman of the Audit Committee for Northshore University Health Systems. Mr. Thomas was previously a director of First Chicago Bancorp (from 2008 to 2010) and First Chicago Bank & Trust (from 2008 to 2010).

UBS Relationship Funds
 Trustee and officer information (unaudited)

Interested Trustee:

Term of
	Position(s)	office[1] and	Principal	Number of portfolios
Name, address,	held with	length of	occupation(s)	in fund complex	Other directorships
and age	the Trust	time served	during past 5 years	overseen by trustee	held by trustee

Shawn Lytle*[2]; 42	Interested Trustee	Since 2011	Mr. Lytle is a Group Managing Director and Head of Americas at UBS Global Asset Management (Americas) Inc. (since 2010). Mr. Lytle is a member of the UBS Global Asset Management Executive Committee. Prior to his role as Head of Americas, he was Deputy Global Head of Equities (from 2008 to 2010), Head of Equity Capabilities and Business Management (2008), and a team manager (from 2005 to 2008) at UBS Global Asset Management (Americas) Inc.	Mr. Lytle is a trustee of three investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.	None

UBS Relationship Funds
 Trustee and officer information (unaudited)

Officers:

Term of
	Position(s)	office[1] and	Principal occupation(s)during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	the Trust	time served	for which person serves as officer

Joseph Allessie*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Rose Ann Bubloski*; 43	Vice President and Assistant Treasurer	Since June 2011	Ms. Bubloski is an associate director (from 2003 to 2007 and 2008 to present) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a vice president and assistant treasurer of certain UBS funds (from 2004 through 2007). She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mark E. Carver*; 48	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor or manager.

Thomas Disbrow*; 45	Vice President, Treasurer and Principal Accounting Officer	Since 2000 (Vice President) and since 2006 (Treasurer and Principal Accounting Officer)	Mr. Disbrow is a managing director (since March 2011), (prior to which he was an executive director) (since 2007) and head of North Americas Fund Treasury (since March 2011) department of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Michael J. Flook*; 47	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 19 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS Relationship Funds
 Trustee and officer information (unaudited)

Officers (continued):

Term of
	Position(s)	office[1] and	Principal occupation(s)during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	the Trust	time served	for which person serves as officer

Mark F. Kemper**; 54	Vice President and Secretary	Since 1999 and 2004, respectively	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004).He has been secretary of UBS Global AM—Americas region (since 2004), secretary of UBS Global Asset Management Trust Company (since 1993)and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joanne M. Kilkeary*; 43	Vice President and Assistant Treasurer	Since 2006	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Tammie Lee*;40	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Joseph McGill*; 49	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Nancy D. Osborn*; 45	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Eric Sanders*; 46	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

UBS Relationship Funds
 Trustee and officer information (unaudited)

Officers (concluded):

Term of
	Position(s)	office[1] and	Principal occupation(s)during past 5 years;
Name, address,	held with	length of	number of portfolios in fund complex
and age	the Trust	time served	for which person serves as officer

Andrew Shoup*; 55	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund PLC (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

Keith A. Weller*; 50	Vice President and Assistant Secretary	Since 2004	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 100 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor or manager.

[1]	Each Trustee holds office for an indefinite term. Officers are appointed by the Trustees and serve at the pleasure of the Board.
[2]	Mr. Lytle is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of UBS Global AM.
*	This person’s business address is 1285 Avenue of the Americas, New York, NY 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

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UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, NY 10019

S1104

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: J. Mikesell Thomas. Mr. Thomas is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $481,700 and $474,700, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $20,000 and $20,000 respectively.

Fees included in the audit-related category are those associated with the reading and providing of comments on the 2011 and 2010 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $133,725 and $146,250, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax returns and assistance with identification of passive foreign investment companies.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended December 31, 2011 and December 31, 2010, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:

The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the Audit Committee Charter regarding pre-approval policies and procedures:

To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)
To pre-approve the engagement of, and to recommend to the Board the engagement, retention or termination of, the independent auditors to provide audit, review or attest services to the Trust, and, in connection therewith, to review and evaluate the capabilities and independence of the auditors, and receive the auditors’ specific representations as to their independence. In evaluating the auditor’s qualifications, performance and independence, the Committee must, among other things, obtain and review a report by the auditors, at least annually, describing the following items: (i) all relationships between the independent auditors and the Trust, as well as with the Trust’s, investment advisor or any control affiliate of the investment advisor that provides ongoing services to the Trust; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) the audit firm’s internal quality control procedures.

(b)
To pre-approve all non-audit services to be provided to the Trust by the independent auditors when, without such pre-approval, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(c)
To pre-approve all non-audit services to be provided by the Trust’s independent auditors to the Trust’s investment advisor or to any entity that controls, is controlled by or is under common control with the Trust’s investment advisor (“advisor affiliate”) and that provides ongoing services to the Trust when, without such pre-approval by the Committee, the auditors would not be independent of the Trust under applicable federal securities laws, rules or auditing standards.

(d)
To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services to be provided by the independent auditors as required by paragraphs (b) and (c) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight.

(e)
To consider whether the non-audit services provided by the Trust’s independent auditor to the Trust’s investment advisor or any advisor affiliate that provides on-going services to the Trust, which services were not pre-approved by the Committee, are compatible with maintaining the auditors’ independence.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended December 31, 2011 and December 31, 2010 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended December 31, 2011, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)
For the fiscal years ended December 31, 2011 and December 31, 2010, the aggregate fees billed by E&Y of $381,075 and $396,250 respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2011	2010
Covered Services	$153,725	$166,250
Non-Covered Services	$227,350	$230,000

(h)
The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Global Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	March 9, 2012

By:	/s/ Thomas Disbrow
Thomas Disbrow
Treasurer & Principal Accounting Officer

Date:	March 9, 2012